Exhibit 10.4

THIRD AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT AND

REAFFIRMATION OF LOAN DOCUMENTS

This THIRD AMENDMENT TO LOAN AGREEMENT AND OMNIBUS AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS (this “Amendment”) is dated as of June 2, 2011 by and among HSH NORDBANK AG, acting through its NEW YORK BRANCH, a German banking corporation acting through its New York branch, as administrative agent (together with its successors and assigns in such capacity as agent for Lenders, the “Administrative Agent”), sole Arranger and Lender, AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company (the “Borrower”), SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation (“SSLII”), SUNRISE SENIOR LIVING, INC., a Delaware corporation (“Sunrise”), the parties listed on Schedule I (the “Intermediate Tier Owners”) and Schedule II attached hereto (the “Property Companies”; and together with the Borrower and Intermediate Tier Owners, collectively, the “Loan Parties”) (the Loan Parties, together with SSLII and Sunrise, collectively, the “Sunrise Parties”) and Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and Lenders are party to that certain Loan Agreement dated as of June 14, 2007, as amended by that certain First Amendment to Loan Agreement dated as of April 22, 2009, and as further amended by that certain Second Amendment to Loan Agreement dated as of July     , 2010 (as so amended, the “Existing Loan Agreement”; the Existing Loan Agreement, as amended hereby, the “Loan Agreement”) pursuant to which Lenders agreed to make, and the Administrative Agent agreed to administer, a loan to Borrower in the principal amount of up to $370,500,000 (the “Loan”), upon the terms and conditions set forth in the Existing Loan Agreement (all capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Existing Loan Agreement);

WHEREAS, in connection with the Loan, in addition to the Existing Loan Agreement, the Loan Parties, the Administrative Agent and certain other Affiliates of the Borrower, entered into other Loan Documents (the “Existing Loan Documents”; the Existing Loan Documents, as amended hereby, the “Loan Documents”);

WHEREAS, as of the date hereof (and prior to giving effect to this Amendment), the outstanding principal balance of the Loan is $364,790,086.29, as reflected in that certain Consolidated, Amended and Restated Promissory Note dated as of the date hereof (and prior to giving effect to this Amendment);

WHEREAS, the Sunrise Parties, the Administrative Agent and Lenders desire to amend the Existing Loan Agreement and the Existing Loan Documents pursuant to this Amendment and the documents set forth on Schedule III attached hereto (such documents, collectively, the “Recorded Document Amendments”); and

WHEREAS, in order to induce the Administrative Agent and Lenders to enter into this Amendment and the Recorded Document Amendments, and as a condition precedent to the effectiveness of this Amendment, immediately prior to the effectiveness of this Amendment,

(i) certain successors-in-interest to MS Senior have transferred one hundred percent (100%) of their respective interests in the Borrower to SSLII, such that upon the Third Amendment Date SSLII shall own one hundred percent (100%) of the membership interest in the Borrower and (ii) immediately following such transfer, but immediately prior to the effectiveness of this Amendment, the Borrower has made a payment to the Administrative Agent in the amount of $25,000,000 to be applied in reduction of the outstanding principal balance of the Loan, such that the outstanding principal balance of the Loan after such payment is $339,790,086.29;

NOW, THEREFORE, in consideration of the premises set forth herein and to induce the Lenders and the Administrative Agent to enter into this Amendment, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the Sunrise Parties, the Administrative Agent and Lenders hereby agree that the Existing Loan Agreement and Existing Loan Documents are hereby amended as follows:

Section 1. Existing Loan Agreement Amendments.

(a) The definitions in the Existing Loan Agreement of the terms (i) “Loan Agreement”, (ii) “Loan Documents” (including in any document defined in such term), and (iii) “Security Documents” (including in any document defined in such term), are amended to include this Amendment and the Recorded Document Amendments, as applicable.

(b) The definitions in Section 1.01 of the Existing Loan Agreement of the terms set forth below are amended and restated in their entirety by the following:

“Annual Budget” means the operating and capital budget with respect to the Facilities furnished to and approved by the Administrative Agent pursuant to Section 6.20.

“Applicable Margin” means (a) with respect to Base Rate Advances, an amount equal to One Hundred Twenty-Five (125) basis points (1.25%) per annum and (b) with respect to LIBOR Advances, an amount equal to One Hundred Seventy Five (175) basis points (1.75%) per annum.

“Borrower’s Members” means SSLII.

“Cash Sweep Start Date” means the Third Amendment Date.

“Cash Sweep Stop Date” means the date upon which all of the Loan Obligations have been paid in full or otherwise satisfied.

“Excess Cash Flow of the Borrower” means, for any period of calculation, the excess of (a) the Total Revenues of the Borrower and the Guarantors on a consolidated basis over (b) the sum on an aggregated and consolidated basis, of their (i) Operating Expenses (or, in the event that a Section 2.03(c) Default has occurred and at all times thereafter, Approved Operating Expenses), (ii) non-operating expenses otherwise approved by the Administrative Agent, (iii) mandatory principal and interest payments on Indebtedness and (iv) Capital Expenditures made in accordance with Section 7.13; provided that such excess shall be adjusted to exclude (y) depreciation and all other non-

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cash charges and expenses (other than expenses that must be accrued monthly such as real and personal property taxes and insurance premiums) and (z) revenues not resulting in the receipt of cash during such period.

“Imputed Debt Service” means, for any calculation period, the higher of (i) the amount of principal and interest payable in such period taking into account the net effect of any Interest Rate Agreement and (ii) the amount that would have been payable had the rate been equal to (A) from the Third Amendment Date through December 31, 2011, seven percent (7.0%) constant, (B) thereafter, through December 31, 2012, seven and one-half percent (7.5%) constant, (C) thereafter, through December 31, 2013, seven and three-quarters percent (7.75%) constant, and (D) thereafter, eight percent (8%) constant.

“Maturity Date” means June 14, 2015.

(c) The following definitions are added to Section 1.01 of the Existing Loan Agreement in alphabetical order:

“Additional Collateral” has the meaning ascribed to such term in Section 10(a) of the Third Amendment to Loan Agreement.

“Additional Collateral Letter of Credit” has the meaning ascribed to such term in Section 10(b) of the Third Amendment to Loan Agreement.

“Additional Operating Expenses” shall have the meaning ascribed thereto in Section 2.03(c).

“Approved Operating Expenses” means the Operating Expenses made by the Borrower which (i) are included in the then current Annual Budget approved by the Administrative Agent pursuant to Section 6.20, on an aggregated and consolidated basis or (ii) have otherwise been approved by the Administrative Agent, which approval shall not be unreasonably withheld or delayed; provided, however, that such approval of the Administrative Agent shall not be required if aggregated and consolidated Operating Expenses do not exceed one hundred three percent (103%) of the aggregated and consolidated Operating Expenses set forth in the Annual Budget, and such Operating Expenses shall be deemed “Approved Operating Expenses” hereunder.

“Consumer Price Index” means the Consumer Price Index: All Urban Consumers, (1982-84=100), All Items, U.S. City Average (CPI-U), as published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index shall cease to use 1982-84 as the base year, the Consumer Price Index shall be converted in accordance with the conversion factor, if any, published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index is discontinued or revised prior to the Maturity Date, such other governmental index or computation, if any, with which it is replaced shall be used.

“Dissolution” has the meaning ascribed to such term in Section 9 of the Third Amendment to Loan Agreement.

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“Dissolved Entities” has the meaning ascribed to such term in Section 9 of the Third Amendment to Loan Agreement.

“Dissolved Entity Transfer” has the meaning ascribed to such term in Section 9 of the Third Amendment to Loan Agreement.

“Emergency Circumstances” means circumstances that (i) present an immediate threat to the health, safety or welfare of any Person or danger or loss to the Property, (ii) could result in the immediate suspension of any necessary service in or to the Property or (iii) could result in a condition which could immediately subject Manager or and/or Property Owners to regulatory, civil, or criminal liability, and in each case with respect to which it would be impracticable, in the Borrower’s reasonable judgment, under the circumstances to obtain the Administrative Agent’s prior written consent before incurring certain emergency expenditures, provided that the Borrower delivers notice to the Administrative Agent as soon as practicable after incurring such emergency expenditures.

“Immaterial Permit” means any Permit which, if not maintained in full force and effect by a Facility would not result in (i) a Material Adverse Effect or (ii) such Facility being required to (a) pay a fine or penalty in excess of $100,000 for one violation or $250,000 per annum in the aggregate for any and all violations (relating to all Permits in the aggregate), (b) cease or suspend all or any part of its operations, (c) cease or suspend marketing for, or admitting, any new residents or any class or type of new residents, (d) cease or suspend providing any services to any resident, (e) not provide a contemplated service to any resident, or (f) relocate or discharge any of its residents from such Facility.

“Immaterial Violation” means any violation of Applicable Laws that will not result in (i) the imposition of a fine or penalty against the Borrower, the applicable Property Company or the Facility in excess of $100,000 for one violation or $250,000 per annum in the aggregate for any and all violations, (ii) the expenditure of a material amount to correct or remedy such violation or (iii) the termination or suspension of a Material Permit.

“Material Permit” means any Permit which is not an Immaterial Permit.

“Material Violation” means any violation of Applicable Laws that is not an Immaterial Violation.

“Section 2.03(c) Default” means an Event of Default that occurs pursuant to Section 11.01(j).

“Third Amendment Date” means June 2, 2011.

“Third Amendment to Loan Agreement” means that certain Third Amendment to Loan Agreement and Omnibus Amendment and Reaffirmation of Loan Documents dated as of the Third Amendment Date among the Administrative Agent, the Lenders, the Borrower, the Intermediate Tier Companies, the Property Companies, Sunrise and SSLII.

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“Winding Up Process” has the meaning ascribed to such term in Section 9 of the Third Amendment to Loan Agreement.

(d) The following definitions set forth in Section 1.01 of the Existing Loan Agreement are hereby amended as follows:

(i) The definition of “DSCR Release Test Amount” is hereby amended by replacing the text “Section 7.03(c)” with the text “Section 7.03(b)”.

(ii) The definition of “ERISA Affiliate” is hereby amended by deleting the phrase “provided, however, ERISA Affiliate does not include Affiliates of Morgan Stanley other than MS Senior, the Borrower or any Guarantor”.

(e) The definitions in Section 1.1 of the Existing Loan Agreement of the terms “Member Interest Pledge and Security Agreement (MS)” and “MS Senior” and all references to such terms in the Existing Loan Agreement and the Existing Loan Documents are deleted in their entirety.

(f) The following text is inserted as Section 2.03(c) of the Existing Loan Agreement:

“In the event that, with regard to any Fiscal Quarter prior to which a Section 2.03(c) Default has occurred, the Borrower has incurred Operating Expenses in excess of Approved Operating Expenses (the “Additional Operating Expenses”), then on the earlier to occur of (i) ten (10) Business Days after the Borrower’s delivery of the certified statement required to be delivered pursuant to Section 6.01(c) or (ii) sixty (60) days after the applicable Fiscal Quarter, the Borrower shall make a payment to the Administrative Agent in the amount of the Additional Operating Expenses for such Fiscal Quarter to be applied in reduction of the outstanding principal balance of the Loan.”

(g) Section 6.01(c) of the Existing Loan Agreement is amended by adding the following sentence after the last sentence thereof:

“In addition to the aforementioned deliverables, within forty-five (45) days after each Fiscal Quarter, the Borrower shall also deliver to the Administrative Agent a certified statement from the chief financial officer of the Borrower or its Managing Member (i) certifying that either (x) all Operating Expenses paid during such Fiscal Quarter constituted Approved Operating Expenses or (y) if all Operating Expenses paid during such Fiscal Quarter did not constitute Approved Operating Expenses, then a calculation showing the amount by which such Operating Expenses exceeded Approved Operating Expenses for such Fiscal Quarter; provided that in the event that a Section 2.03(c) Default has occurred and at all times thereafter, sub-clause (y) of this Section 6.01(c) shall not apply and the Borrower must then deliver the certificate specified in sub-clause (x) above, and (ii) showing the calculation for the Excess Cash Flow of the Borrower for the Fiscal Quarter just ended along with any other

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documents and back-up reasonably requested by the Administrative Agent supporting such calculation.”

(h) Section 6.20(b) of the Existing Loan Agreement is amended and restated in its entirety as follows:

“(b) Each Annual Budget shall set forth revenues and expenses and capital expenditures for the respective Facility by category in reasonable detail and include adjusted operating expenses, total adjusted operating revenues and projected occupancy, it being acknowledged and agreed by the Administrative Agent that budgeted expenses are based upon anticipated occupancy and revenue levels set forth in the Annual Budget. Each Annual Budget will be submitted by the Borrower to the Administrative Agent at least thirty (30) days prior to the commencement of the Fiscal Year to which it relates.”

(i) The following text is inserted as Section 6.20(d) of the Existing Loan Agreement:

“(d) Notwithstanding anything to the contrary contained herein, in addition to being approved by the governing body of the respective Borrower and each Guarantor, each proposed Annual Budget shall not be adopted as final or amended without the Administrative Agent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that during the existence of an Event of Default, (i) the Borrower shall not adopt any such proposed Annual Budget as final and (ii) no Annual Budget shall be amended, in each case, without the prior written consent of Administrative Agent, which consent may be withheld in Administrative Agent’s sole and absolute discretion. Within thirty (30) days after receiving a draft Annual Budget for approval in accordance with this Section 6.20(d), the Administrative Agent will by written notice to the Borrower either approve the draft Annual Budget or state its reasons for disapproving the draft Annual Budget and the revisions it deems necessary for granting its approval for such draft Annual Budget. If the Administrative Agent fails to approve any portion of the Annual Budget on or before the beginning of the applicable calendar year, then the prior year’s Annual Budget with respect to such unapproved portion shall be deemed to continue as the Annual Budget until a new proposed Annual Budget is approved by the Administrative Agent, subject to increase for (a) the amount of any non-discretionary expenses (such as, for example, taxes) and (b) with respect to discretionary expenses, by any increase in the Consumer Price Index, until such unapproved portions of the Annual Budget are approved. The amount of Consumer Price Index increase for any given calendar year shall be determined by multiplying (A) the applicable portions of the Annual Budget for the previous calendar year by (B) a fraction, the numerator of which shall be (x) (i) the most recently published value of the Consumer Price Index, minus (ii) the value of the Consumer Price

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Index for the corresponding period of the immediately preceding calendar year, and the denominator of which shall be (y) the amount stated in clause (ii) hereof. Mathematically, the Consumer Price Index fraction referred to in the immediately preceding sentence may be summarized as (current Consumer Price Index - last year Consumer Price Index)/last year Consumer Price Index.”

(j) Sub-clause (C) of Section 6.22(a)(ii) of the Existing Loan Agreement is amended and restated in its entirety by the following: “intentionally omitted;”.

(k) Section 6.24(d) of the Existing Loan Agreement is amended by adding the following sentence at the end of such Section:

“Notwithstanding anything herein to the contrary, all calculations for Debt Service Coverage Ratio compliance shall be calculated using the trailing twelve (12) months as the applicable test period.”

(l) The following text is inserted as Section 6.27 of the Existing Loan Agreement:

“In the event that the Borrower expends any funds in order to cure any Material Violations or any violation related to a Material Permit in connection with the covenants in Sections 6.09 or 6.14, the Borrower shall provide evidence reasonably satisfactory to the Administrative Agent that the source of such funds was not from Total Revenues.”

(m) The first sentence of Section 7.03(b) of the Existing Loan Agreement is amended and restated in its entirety as follows:

“The Borrower may sell, transfer or otherwise dispose of a Facility (excluding dispositions as a result of a casualty or condemnation to the extent addressed in Section 6.11) or a Property Company, or otherwise cause such Facility to be released from the lien of the applicable Mortgage and removed as a “Facility” hereunder, if the following conditions are satisfied:”

(n) Section 7.03(b)(i) of the Existing Loan Agreement is amended and restated in its entirety as follows:

“(i) no Conditional Default, Default or Event of Default has occurred and is continuing, unless (x) the sale will generate funds sufficient to cure such Default and such sales proceeds are so applied, or (y) the release of such Facility from the lien of the applicable Mortgage and removal as a “Facility” hereunder will cause such Conditional Default, Default or Event of Default to cease or be cured;

(o) Section 7.03(c) of the Existing Loan Agreement is amended and restated in its entirety by the following:

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“(c) The Borrower shall not be permitted to make any Distributions at any time during which the Loan Obligations are outstanding.”

(p) Section 7.03(d) of the Existing Loan Agreement is amended by deleting the text “, (b)(iii) and (c)(iii) (except for amounts under subsection (c)(iii) applied on the Maturity Date or after a Default, which will be applied as the Administrative Agent so determines)” and replacing it with the following text: “and (b)(iii)”.

(q) Section 7.08 of the Existing Loan Agreement is amended and restated in its entirety by the following:

“SECTION 7.08 Change in Control. The Borrower will not, and will cause the Guarantors not to, amend their respective Governing Documents if the effect of such amendment is to change the identity of such Person’s Members or Managing Member.”

(r) Section 7.13 of the Existing Loan Agreement is amended and restated in its entirety by the following:

“SECTION 7.13 Capital Expenditures. The Borrower will not, and will cause the Guarantors not to, make Capital Expenditures, including payments due under Capitalized Leases and Purchase Money Debt, in any Fiscal Year except (a) aggregate Capital Expenditures in accordance with the then current Annual Budget accepted and approved by the Administrative Agent pursuant to Section 6.20; provided however that such aggregate Capital Expenditures may exceed the amount budgeted therefor by one hundred three percent (103%) without the consent of the Administrative Agent, and provided, further, however, that if not expended during the applicable Fiscal Year, such unexpended portion of the budgeted aggregate Capital Expenditures as adjusted pursuant to this clause (a) shall be permitted to be made within sixty (60) days after the commencement of the following Fiscal Year, (b) as permitted under Section 6.11 with respect to the application of Net Insurance and Condemnation Proceeds with respect to the Mortgaged Properties, (c) Capital Expenditures funded by capital contributions from the Borrower’s Members, (d) Capital Expenditures necessary to address Emergency Circumstances or (e) Capital Expenditures which have been approved by the Administrative Agent, which approval shall not be unreasonably withheld or delayed.”

(s) Section 11.01 (a) of the Existing Loan Agreement is amended by deleting the text “2.03” and replacing it with the text “2.03(a) or (b)”.

(t) Section 11.01 (b) of the Existing Loan Agreement is amended by deleting the text (i) “6.09 (in a material respect)” and (ii) “6.14 (in a material respect)”.

(u) Section 11.01(c) of the Existing Loan Agreement is amended by adding the following text after the text “to which it is a party”:

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“, including, without limitation, Section 6.09 as it relates to Immaterial Permits and Section 6.14 as it relates to Immaterial Violations,”.

(v) Section 11.01(j) of the Existing Loan Agreement is amended and restated in its entirety by the following:

“the Borrower fails to pay when due any amount required to be paid pursuant to Section 2.03(c);”

(w) Section 11.01(k) of the Existing Loan Agreement is amended and restated in its entirety by the following:

“there shall occur a failure by the Borrower to observe or perform any of the covenants or conditions contained in Section 6.09 with regard to any Material Permit or Section 6.14 with regard to any Material Violation; provided that, the same shall not constitute an Event of Default if such breach is cured on or before the earlier to occur of (i) the time provided by Applicable Law to cure such breach or (ii) thirty (30) days after the occurrence of such breach; provided, further, that if such failure is susceptible of cure, but cannot reasonably be cured within such thirty (30) day period, and that the Borrower shall have commenced to cure the same within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such period will be extended for an additional period of time as is reasonably necessary for Borrower in the exercise of due diligence to cure such default, such additional period not to exceed the lesser of (x) the time provided by Applicable Law to cure such breach or (y) an additional sixty (60) days;”

(x) Section 14.05 of the Existing Loan Agreement is amended by replacing the notices addresses with the following:

If to the Borrower, a Guarantor, SSLII, Management Company, Sunrise Senior Living, Inc.:

[Name of Party]

c/o Sunrise Senior Living Investments, Inc.

7900 Westpark Drive, Suite T-900

McLean, VA 22102

Attention: General Counsel

Telephone: (703) 273-7500

Facsimile: (703) 744-1628

with a copy to:

c/o Sunrise Senior Living Investments, Inc.

7900 Westpark Drive, Suite T-900

McLean, VA 22102

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Attention: Chief Executive Officer

Telephone: (703) 273-7500

Facsimile: (703) 744-1628

with a copy to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attn: Eugene Pinover, Esq.

Telephone: (212)728-8254

Facsimile: (212) 728-9254

If to the Administrative Agent or HSHN as a Lender:

HSH Nordbank AG, New York Branch

230 Park Avenue

New York, NY 10169-0005

Attention: Gregory Nuber

Telephone: (212) 407-6038

Facsimile: (212) 407-6833

with a copy to:

HSH Nordbank, New York Branch

230 Park Avenue

New York, NY 10169-0005

Attention: Carl E. Stetz, General Counsel

Telephone: (212) 407-6142

Facsimile: (212) 407-6875

with a copy to:

Kaye Scholer LLP

425 Park Avenue

New York, NY 10022

Attention: Warren Bernstein, Esq.

Telephone: (212) 836-8073

Facsimile: (212)407-6673

(y) Exhibit 5.20. Exhibit 5.20 to the Existing Loan Agreement is amended and restated in its entirety by Exhibit 5.20 attached hereto.1

[1]	Borrower to attach revised organizational chart.

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(z) Exhibit 5.21. Exhibit 5.21 to the Existing Loan Agreement is amended and restated in its entirety by Exhibit 5.21 attached hereto.

(aa) Exhibit 6.07. Exhibit 6.07 to the Existing Loan Agreement is amended and restated in its entirety by Exhibit 6.07 attached hereto.

(bb) Exhibit 7.03(b). Exhibit 7.03(b) to the Existing Loan Agreement is amended and restated in its entirety by Exhibit 7.03(b) attached hereto.

Section 2. Existing Loan Document Amendments.

(a) Definitions. The definitions in the Existing Loan Documents of (y) the terms (i) “Loan Agreement”, (ii) “Loan Documents” (including in any document defined in such term) and (iii) “Security Documents” (including in any document defined in such term) are amended to include this Amendment and the Recorded Document Amendments and (z) the terms (i) “Maturity Date” and “Applicable Margin” are amended to replace such definitions with the meaning ascribed to such terms herein.

(b) Notice Addresses. The notice addresses for each of the Administrative Agent, the Sunrise Parties, Management Company and Sunrise Senior Living, Inc., as applicable in the Existing Loan Documents shall be as set forth in Section 14.05 of the Loan Agreement.

(c) Guaranty of Non-Recourse Obligations Amendment.

(i) Recital A of the Guaranty of Non-Recourse Obligations is hereby amended by deleting the text “20%” and replacing it with the text “100%”.

(ii) Section 2 of the Guaranty of Non-Recourse Obligations is hereby renamed “Guaranty Relating to Bankruptcy and Dissolved Entities”

(iii) The first sentence of clause (a) of Section 2 of the Guaranty of Non-Recourse Obligations is hereby amended and restated in its entirety by the following:

“Sunrise hereby absolutely and unconditionally guaranties to the Administrative Agent for the benefit of the Lenders the full and prompt payment when due, whether at the Maturity Date or earlier, of the below defined Guaranteed Obligations, in the event that: (x) the Administrative Agent or the Lenders incur or suffer any loss, cost, damage, claim, liability or expense, including attorney’s fees and disbursements (each of the foregoing, a “Lender Party Loss”), as a result of, in connection with, or arising from (i) a breach by the Borrower or a Related Party of the representations and covenants made in Section 9(c)(ii) or (d) of the Third Amendment to Loan Agreement; or (ii) the Dissolution of the Dissolved Entities, the Winding Up Process (including any Lender Party Loss incurred by operation or application of Section 15.908.01 of the California Corporations Code), or the Dissolved Entity Transfer

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(the occurrence of an event described in subclause (i) or (ii), each a “Dissolved Entity Event”); or (y) any one or more of the following events (each a “Bankruptcy Event”) occurs:”

(iv) Clause (d) of Section 2 of the Guaranty of Non-Recourse Obligations is hereby amended and restated in its entirety by the following:

“For purposes of this Guaranty, “Guaranteed Obligations” means, upon the Administrative Agent’s request, (i) with respect to clauses (a)(x)(i) and (a)(x)(ii) of this Section 2, after any Dissolved Entity Event, the full and timely payment to the Administrative Agent and the Lenders of any Lender Party Loss arising out of or in connection with such Dissolved Entity Event and (ii) with respect to clause (a)(y) of this Section 2, after any Bankruptcy Event has occurred, the full and timely payment of any Loan Obligations in an amount which does not exceed the Maximum Amount; provided that with regard to a Dissolved Entity Event, prior to seeking recovery of any funds from Sunrise, the Administrative Agent shall first seek any recovery from the Additional Collateral or Additional Collateral Letter of Credit, as applicable. The “Maximum Amount” is $339,790,086.29. This is a guaranty of payment and performance and not of collection only.”

(d) Member Interest Pledge and Security Agreement (SSLII).

(i) Recital A of the Member Interest Pledge and Security Agreement (SSLII) is hereby amended by deleting the text “20%” and replacing it with the text “100%”.

(ii) Clause (i) of Section 6(a) of the Member Interest Pledge and Security Agreement (SSLII) is hereby amended by deleting the text: “or MS Senior”.

(e) Security Agreement. Clause (i) of Section 6(a) of the Security Agreement is hereby amended by deleting the text: “or MS Senior Living, L.L.C.”.

(f) Funds Pledge Agreement.

(i) Section 3(a) of the Funds Pledge Agreement is amended by adding the following text after the text “Section 6.24(b) of the Loan Agreement”:

“and notwithstanding the foregoing, the Pledgors hereby acknowledge and agree that until all of the Loan Obligations have been paid in full or otherwise satisfied, all Excess Cash Flow of the Pledgors shall be deposited into the Borrower’s Fund.”

(ii) Clause (i) of Section 4(a) of the Funds Pledge Agreement is amended and restated in its entirety by the following:

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“The Administrative Agent shall apply all amounts on deposit in the Borrower’s Fund towards prepayment of the principal amount of the Loan and shall continue to do so, as and when additional deposits are made pursuant to Section 6.24(b) of the Loan Agreement, until the occurrence of a Cash Sweep Stop Date”

Section 3. Member Interest Pledge and Security Agreement (MS). The Member Interest Pledge and Security Agreement (MS) is hereby terminated.

Section 4. Interest Rate Agreement. With regard to the Initial Interest Rate Agreement, the Borrower hereby elects to unwind the Initial Interest Rate Agreement as of the Third Amendment Date and to deliver a new Interest Rate Agreement with a term expiring on the Maturity Date (as extended in accordance with the terms hereof).

Section 5. Subordinated Management Fees. All of the Subordinated Management Fees currently held in escrow shall be disbursed for payment to Manager.

Section 6. Banking Arrangements. The Administrative Agent hereby approves the transfer of the funds held in the operating accounts referenced on Exhibit 5.21 of the Existing Loan Agreement (the “BOA Accounts”) together with funds in the amount of $6,000,000 currently held in reserve with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Merrill Liquidity Reserve”), to the operating accounts referenced on Exhibit 5.21 of this Amendment at KeyBank, National Association (the “KeyBank Accounts”), which funds in the Merrill Liquidity Reserve and BOA Accounts shall be transferred on the date hereof. The Merrill Liquidity Reserve shall be closed within two (2) Business Days of the date hereof. The Borrower shall close the BOA Accounts within (90) ninety days of the date hereof and shall direct all depositors to make all future deposits into the KeyBank Accounts, provided that in the event that any funds are deposited into the BOA Accounts by any third parties prior to the termination date thereof as set forth in this Section 6, the Borrower shall, or shall cause the Manager to, within two (2) Business Days of such deposit into the BOA Accounts, cause such deposited funds to be transferred to the KeyBank Accounts.

Section 7. 2011 Budget. The Administrative Agent hereby acknowledges that the Annual Budget for Fiscal Year 2011 attached hereto as Schedule VI has been approved by the Administrative Agent in accordance with the provisions of Section 6.20 of the Loan Agreement.

Section 8. Residency Documents. The Administrative Agent hereby approves the form of Residency Documents attached hereto as Exhibits A-1 through A-5.

Section 9. Winding Up of Certain Property Companies and Transfer of Certain Facilities. The Sunrise Parties hereby acknowledge that the term of each of the limited partnership agreements of AL U.S./Bonita Senior Housing, L.P., AL U.S./La Palma Senior Housing, L.P., AL U.S./LaJolla Senior Housing, L.P., and AL U.S./Sacramento Senior Housing, L.P. (collectively, the “Dissolved Entities”) have each expired pursuant to the terms of their respective Amended and Restated Agreements of Limited Partnership, the result of which being that each Dissolved Entity has been dissolved pursuant to Section 15.908.01 of the California Corporations Code (the “Dissolution”) and each Dissolved Entity’s activities must be wound up

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pursuant to those certain Agreements to Dissolve, Wind Up and Terminate attached hereto as Exhibits B-1 through B-4 (each a “Plan of Dissolution”) (the “Winding Up Process”).

(a) As a consequence of the foregoing, the applicable Sunrise Parties hereby covenant and agree, as promptly and expediently as possible, but in no event later than twelve (12) months from the date hereof (as the same may be extended pursuant to the terms hereof, the “Dissolved Entity Transfer Termination Date”), to take the following actions (the occurrence of the following being collectively referred to as the “Dissolved Entity Transfer”); provided that in the event that the applicable Sunrise Parties have taken all actions required under this Section 9 (including the submission of any applications for any new Permits) other than those that are contingent on the Replacement Property Companies’ receipt of any Permits from the applicable Governmental Authority, and provided that the Replacement Property Companies have provided the Administrative Agent with evidence that proper application has been made for the transfer of such Permits (or receipt of new Permits) and evidence of satisfaction of the applicable conditions set forth in this Section 9, such evidence to be accepted by the Administrative Agent in its sole and absolute discretion, then such Dissolved Entity Transfer Termination Date shall be extended until the earlier to occur of the Dissolved Entity Transfer or the date that is six (6) months from the initial Dissolved Entity Transfer Termination Date:

(i) Take all actions necessary to consummate and complete the Winding Up Process in accordance with each Plan of Dissolution and the California Corporations Code and any other Applicable Law.

(ii) Form four new limited partnerships (the “Replacement Property Companies”) in accordance with Applicable Law, which Replacement Property Companies shall (x) be Affiliates of the Sunrise Parties with the same organizational and ownership structure as the Dissolved Entities and (y) each take title to one of the respective Facilities currently held by a Dissolved Entity pursuant to the terms of this Section 9.

(iii) Cause each Dissolved Entity to transfer and convey such Dissolved Entity’s interest in the respective Facility that such Dissolved Entity has title to, along with all other property and assets of such Dissolved Entity, to such Dissolved Entity’s respective Replacement Property Company counterpart.

(iv) Cause each Dissolved Entity to transfer and convey, to the extent permitted by Applicable Law, any Permits currently in the name of or held by such Dissolved Entity to such Dissolved Entity’s respective Replacement Property Company counterpart, or to the extent such Permits cannot be transferred under Applicable Law, cause such Replacement Property Company to obtain new Permits.

(v) Cause each Replacement Property Company to join in the Loan Documents (in the same capacity as the Dissolved Entities) or otherwise enter into new Loan Documents to evidence each such Replacement Property Company’s agreement to be bound by each Loan Document (in the same capacity as the Dissolved Entities) and to evidence the Administrative Agent’s first priority security interest in each Facility being transferred to the Replacement Property Companies and any other assets that each

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Replacement Property Company shall then have title to or thereafter acquire title to, including the granting of a new Mortgage for each such Facility (or an assumption of the existing Mortgage for such Facility) and otherwise causing each Replacement Property Company and the applicable Intermediate Tier Owner to deliver any other items required to be delivered pursuant to the Loan Documents, including, without limitation, all certificates and assignments evidencing the applicable Intermediate Tier Owner’s respective membership interests in the Replacement Property Companies.

(vi) Cause each Replacement Property Company to deliver, with respect to itself or the Facility to be transferred to such Replacement Property Company, to the Administrative Agent those items described in Sections 8.01(a), (d) (provided that an ALTA 2006 title policy shall be acceptable) through (g), (i) through (m), (s)(i), (ii) & (iii), (t)(i), (iii) & (iv) and (z), as applicable, of the Loan Agreement (provided that any reference therein to the Closing Date shall mean the date of the Dissolved Entity Transfer).

(vii) Confirm that the conditions set forth in Sections 8.02(a) (as they relate to the Dissolved Entity Transfer) and (b)(i) of the Loan Agreement have been satisfied and are accurate as of the date of the Dissolved Entity Transfer.

(b) Borrower’s failure to comply with the provisions of Section 9(a) hereof on or before the Dissolved Entity Transfer Termination Date shall constitute an immediate Event of Default without the need for any additional notice from the Administrative Agent and upon the occurrence of such an Event of Default the Administrative Agent shall have all rights and remedies afforded to the Administrative Agent pursuant to the Loan Agreement and other Loan Documents.

(c) The Sunrise Parties represent, warrant and covenant to the Administrative Agent and the Lenders that as of the date hereof:

(i) the Winding Up Process and Dissolved Entity Transfer shall not result in the assessment or levying by any governmental or taxing authority of any governmental charges, taxes, payments in lieu of taxes, charges, impositions or assessments (general or special) of any kind (such assessment or levying, a “Tax Event”) except for any mortgage recording taxes, filing fees or transfer taxes resulting from the Winding Up Process or Dissolved Entity Transfer and the filing of any Security Documents in connection therewith, the cost for which shall be borne solely by the Sunrise Parties (and shall not be payable from any Total Revenues), provided however that a breach of the foregoing representation, warranty and covenant shall not be deemed a Default or Event of Default hereunder if the Sunrise Parties comply with their obligations under Section 9(e) below; and

(ii) the Dissolved Entities do not have any secured or unsecured creditors related to any obligation other than (w) the Administrative Agent, (x) the Lenders, (y) the entities described on Schedule VII attached hereto with regard to the trade payables described on said Schedule VII and (z) any trade payables not in excess

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of $2,500 per item or $10,000 in the aggregate for each Facility owned by a Dissolved Entity.

(d) After the Third Amendment Date, the Dissolved Entities shall not incur any additional Indebtedness other than Indebtedness related to trade payables incurred in the ordinary course of business in accordance with the terms hereof.

(e) In the event of a Tax Event, the Sunrise Parties shall pay for any charges or taxes resulting therefrom with funds the source of which are not from Total Revenues, and the Sunrise Parties shall provide the Administrative Agent with evidence thereof.

(f) The applicable Intermediate Tier Owners affirmatively agree to cause the Dissolved Entities to perform the Dissolved Entities’ obligations during the Dissolution, the Winding Up Process and Dissolved Entity Transfer and agree and acknowledge that the entering into of this Amendment and the performance of the Dissolved Entities’ obligations hereunder are in furtherance of the planned dissolution of each Dissolved Entity in accordance with the Plans of Dissolution, the Winding Up Process and Dissolved Entity Transfer, and hereby forever release and shall forever hold harmless the Administrative Agent and the Lenders from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law or equity which the applicable Intermediate Tier Owners, their heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have against the Administrative Agent and the Lenders for, upon or by reason of any matter, cause or thing whatsoever arising under or which may be claimed through or related to the Dissolution of the Dissolved Entities, the Plans of Dissolution, the Winding Up Process or the Dissolved Entity Transfer. Further, the Borrower and each of the applicable Intermediate Tier Owners hereby agree that in connection with any action or proceeding sought by the Administrative Agent or the Lenders that is based upon or related to the status of the Dissolved Entities or as a result of the Winding Up Process, the Borrower and each of the applicable Intermediate Tier Owners unconditionally and forever waive the right to assert any claim, counterclaim or defense in any such action or proceeding.

(g) The Sunrise Parties agree to jointly and severally expand the terms of, and join in under the terms of, the indemnification described in Section 12.01 of the Loan Agreement, as indemnitors, solely in connection with, and to the extent of any losses suffered by the Indemnitiees in connection with, the occurrence of any Dissolved Entity Event.

(h) Nothing contained in this Section 9 shall otherwise restrict the right of the Administrative Agent from declaring an Event of Default pursuant to Section 11.01(k) of the Loan Agreement with regard to the Dissolved Entities.

Section 10. Additional Collateral.

(a) On the date hereof, the Borrower has deposited $5,000,000 (the “Additional Collateral”) in an account held by the Administrative Agent (the “Additional Collateral Account”) which shall be held as additional cash collateral for the Loan Obligations. The Sunrise Parties hereby grant to the Administrative Agent for itself and on behalf of the Lenders a

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security interest in all rights of the Sunrise Parties in and to the Additional Collateral Account and all sums on deposit therein as additional security for the Loan Obligations. All sums deposited in the Additional Collateral Account shall be released and applied in accordance with the terms of this Section 10. The credit balance in the Additional Collateral Account shall not constitute trust funds and may be commingled with the general funds of the Administrative Agent. To the extent that any sums on deposit in the Additional Collateral Account are held in a time deposit account and are withdrawn from the Additional Collateral Account prior to the maturity of any time deposit, whether at the direction of a Borrower Party or by the Administrative Agent in connection with the exercise by the Administrative Agent of the Administrative Agent’s rights and remedies hereunder, neither the Administrative Agent nor the Lenders shall be liable for any interest forfeited or otherwise foregone by the Sunrise Parties as the result of such withdrawal. Any income from such investments will be deposited to, and become a portion of, the Additional Collateral Account. The Administrative Agent shall have sole dominion and control over the Additional Collateral Account.

(b) Upon fifteen (15) Business Days’ prior written notice to the Administrative Agent, the Borrower may elect to substitute the Additional Collateral for an Additional Collateral Letter of Credit in the amount of the Additional Collateral then being held in the Additional Collateral Account and the Borrower shall pay to the Administrative Agent all of the Administrative Agent’s reasonable out-of-pocket costs and expenses in connection therewith. Neither Borrower nor the applicant/obligor under the applicable Letter of Credit shall be entitled to draw upon any such Letter of Credit. Within two (2) Business Days of the Administrative Agent’s receipt of such an Additional Collateral Letter of Credit, the Administrative Agent shall return the Additional Collateral to the Borrower pursuant to written instructions delivered by the Borrower. As used herein, “Additional Collateral Letter of Credit” shall mean an irrevocable and unconditional letter of credit (and any renewals, replacements and amendments thereof), issued by (i) KeyBank National Association or (ii) an issuer whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by S&P, Moody’s or Fitch, or which is otherwise reasonably acceptable to the Administrative Agent, for the account of SSLII or the Borrower to and for the benefit of the Administrative Agent, which shall (a) be expressly transferable and assignable one or more times (and shall provide that any fees required to be paid in connection with a transfer or assignment shall be paid by SSLII or the Borrower and not the Administrative Agent), (b) be payable at sight upon presentment to a New York, New York area branch of the issuer of a sight draft accompanied by a signed statement that the Administrative Agent is permitted to draw on said letter of credit pursuant to the terms of the Loan Agreement, (c) permit the Administrative Agent to make multiple draws at the Administrative Agent’s election, (d) have an expiration date no earlier than one (1) year from the date of issuance and provide that it shall automatically be renewed from year to year without further action on the part of any Person unless the issuer thereof notifies the Administrative Agent in writing no less than forty- five (45) days prior to the expiration date, and (e) be otherwise in form and content reasonably acceptable to the Administrative Agent.

(c) In addition to all other rights and remedies available to the Administrative Agent and Lenders, in the event of any Event of Default, including, without limitation if the Dissolved Entity Transfer does not occur by the Dissolved Entity Transfer Termination Date, the Administrative Agent shall have the right without notice to any Borrower Party or any other Person to apply the Additional Collateral and make drawings under any Collateral Letter of

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Credit for the payment of any and all Loan Obligations that are due and payable, with such amounts to be applied in accordance with the Loan Agreement. The Administrative Agent may also draw on any such Collateral Letter of Credit in the event that the issuer thereof notifies the Administrative Agent that such Collateral Letter of Credit shall be not renewed, or shall be revoked or otherwise terminated, in which event the proceeds thereof shall be retained, held and applied by the Administrative Agent as Additional Collateral in accordance with this Section 10. If (i) any Collateral Letter of Credit expires or is revoked, unrenewed or otherwise not in full force and the Administrative Agent shall not have fully drawn the amount of such Collateral Letter of Credit prior to the date that it is no longer in effect, (i) the issuer thereof declares its inability to pay its debts on time, is the subject of any bankruptcy, insolvency, reorganization, receivership, dissolution or similar proceedings, is prohibited by law or court order from doing business in the State of New York or the state of its organization/incorporation or from otherwise performing its obligations under such Collateral Letter of Credit or other financial obligations, or has its credit rating downgraded below its rating as of the date such Collateral Letter of Credit is issued by S&P, Moody’s, Fitch or another financial services rating agency or (iii) the issuer thereof fails to pay upon or otherwise refuses or is unable to honor the Administrative Agent’s draft within the time period set forth in such Collateral Letter of Credit, the Sunrise Parties shall, within five (5) Business Days after notice from the Administrative Agent, deliver to the Administrative Agent substitute Additional Collateral.

(d) Within two (2) Business Days of the successful completion of the Dissolved Entity Transfer prior to or on the Dissolved Entity Transfer Termination Date and satisfaction in all material respects of the conditions set forth in Section 9 of this Amendment, which successful completion shall be determined by the Administrative Agent in its reasonable discretion, the Administrative Agent shall return the Additional Collateral or Additional Collateral Letter of Credit, as applicable, to the Borrower pursuant to written instructions delivered by the Borrower.

Section 11. Conditions Precedent. The obligation of the Administrative Agent and Lenders to modify the Existing Loan Agreement and Existing Loan Documents as set forth in this Amendment shall be conditioned upon the Administrative Agent’s receipt and approval of the following items and documents, duly executed and acknowledged where applicable, in each case in form and substance satisfactory to the Administrative Agent:

(a) this Amendment and the Recorded Document Amendments;

(b) Account Control Agreements in connection with the accounts listed on Exhibit 5.21 of this Amendment;

(c) a collateral assignment of Interest Rate Agreement in connection with the Interest Rate Agreement entered into pursuant to Section 4 of this Amendment.

(d) evidence reasonably satisfaction to the Administrative Agent that the provisional or final license to operate the Facility owned by Newton Square Assisted Living, L.L.C. has been renewed and that there are no outstanding violations relating thereto;

(e) documents evidencing the transfer by MS Senior or any of its Affiliates of one hundred percent (100%) of their respective interest in the Borrower to SSLII, such that upon the

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Third Amendment Date SSLII shall own one hundred percent of the membership interest in the Borrower (the “Membership Interest Sale”); the Administrative Agent agrees that it shall deliver its consent to the Membership Interest Sale to the Borrower concurrently with the execution and delivery of this Amendment;

(f) a certified organizational chart of the Sunrise Parties and certified organizational documents and evidence of good standing with respect to the Sunrise Parties and their constituent entities and evidence of the due authorization by the Sunrise Parties and such other entities of the documents required hereby to be executed and delivered by the Sunrise Parties and such other entities;

(g) an opinion of the Sunrise Parties’ counsel to such effects as the Administrative Agent shall reasonably require;

(h) reports from the Title Company or the appropriate filing offices of the state and county in which the Facilities are located, indicating that no judgments, tax or other liens, security interests, leases of personalty, financing statements or other encumbrances (other than Permitted Encumbrances), are of record or on file encumbering any portion of the Facilities, and that there are no judgments or tax liens outstanding with respect to the Sunrise Parties;

(i) an updated Title Policy, including all endorsements thereto, effective as of the date of this Amendment insuring the Mortgages, as amended by the Recorded Document Amendments, together with evidence of the payment of all title premiums with respect thereto;

(j) such other documents, instruments, opinions and approvals as the Administrative Agent shall have reasonably requested;

(k) payment of the sum of $25,000,000, to be applied in reduction of the outstanding principal balance of the Loan; and

(l) payment of a restructuring fee to the Administrative Agent in the amount of $849,475.22 for the account of Lenders, and payment of all of the Administrative Agent’s reasonable out-of-pocket expenses in connection with this Amendment.

By its execution hereof, the Administrative Agent acknowledges that the foregoing conditions have been satisfied.

Section 12. Ratification and Reaffirmation. The Sunrise Parties hereby ratify and reaffirm their respective obligations, waivers, indemnities and covenants under the Existing Loan Agreement and Existing Loan Documents to which each is party, as amended hereby or by the Recorded Document Amendments. The Administrative Agent acknowledges and agrees that the Dissolved Entities are executing and delivering this Amendment only to the extent permitted under Applicable Law. Each Sunrise Party further agrees that in the event that after the date hereof a Governmental Authority or any other Person shall declare or otherwise assert that one or more of the Sunrise Parties, including without limitation the Dissolved Entities, did not have the proper authority to execute this Amendment or the Recorded Document Amendments and to perform their obligations hereunder or thereunder, the remaining Sunrise Parties’ ratification and reaffirmation under this Section 12 shall remain effective and the obligations of such remaining

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Sunrise Parties hereunder and thereunder shall remain in full force and effect. The Administrative Agent acknowledges and agrees that any such declaration or assertion by any such Governmental Authority or other Person with respect to the authority of the Dissolved Entities to execute this Amendment or the Recorded Document Amendments or to perform their obligations hereunder or thereunder shall not be a Default or Event of Default hereunder or thereunder.

Section 13. Remaking of Representations and Warranties. The Sunrise Parties hereby certify as of the date hereof that all of the representations and warranties set forth in the Existing Loan Agreement and the Existing Loan Documents to which each is a party are true and correct in all material respects as if remade as of the date hereof, except as set forth on Schedule IV of this Amendment. Notwithstanding the foregoing, all representations and warranties relating to the corporate power and authority of the Dissolved Entities, along with those representations and warranties set forth in Sections 5.22(h) and (i) of the Existing Loan Agreement (collectively, the “Dissolution Reps”), are qualified by the Sunrise Parties’ disclosure of the Dissolution and Winding Up Process. To the extent that, due to such Dissolution and Winding Up Process, such representations and warranties with regard to the Dissolved Entities (including the Dissolution Reps) are incorrect after December 31, 2009 in a material respect with regard to the corporate power and authority of the Dissolved Entities, it shall not constitute a Default or Event of Default hereunder.

Section 14. Representations and Warranties. The Sunrise Parties hereby represent and warrant to the Administrative Agent as of the date hereof as follows below, provided however, that all representations and warranties relating to the corporate power and authority of the Dissolved Entities, along with the Dissolution Reps, are qualified by the Sunrise Parties’ disclosure of the Dissolution and Winding Up Process. To the extent that, due to such Dissolution and Winding Up Process, such representations and warranties with regard to the Dissolved Entities (including the Dissolutions Reps) are incorrect after December 31, 2009 in a material respect with regard to the corporate power and authority of the Dissolved Entities, it shall not constitute a Default or Event of Default hereunder.

(a) The execution, delivery and performance of this Amendment and the Recorded Document Amendments by the Sunrise Parties which are a party to the foregoing are within such respective party’s corporate power and authority, and have been duly authorized by all necessary corporate action of such Person.

(b) Each Loan Party is a limited liability company or limited partnership duly organized and existing under the laws of the State of Delaware or California, as applicable, with lawful power and authority to enter into this Amendment and the Recorded Amendment Documents to which each is a party, and each has the power and authority to conduct its business as currently conducted and to own its assets.

(c) SSLII is a corporation duly organized and existing under the laws of the State of Virginia with lawful power and authority to enter into this Amendment, and has the power and authority to conduct its business as currently conducted and to own its assets.

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(d) The Existing Loan Agreement and Existing Loan Documents, as amended hereby or by the Recorded Document Amendments, constitute valid and binding obligations of the Sunrise Parties, as applicable, and each is enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by such party’s bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles relating to or limiting creditors’ rights generally.

(e) The consummation of the transactions herein contemplated, the execution and delivery of this Amendment, the Recordable Document Amendments and all other agreements and instruments to be executed by the Sunrise Parties in connection with this Amendment, and the performance by each Sunrise Party of its respective obligations under the Existing Loan Agreement and Existing Loan Documents to which each is a party, as amended hereby or by the Recorded Document Amendments, do not and will not (i) violate any legal requirement, (ii) result in a breach of any of the terms, conditions or provisions of, or constitute a default under any mortgage, deed of trust, indenture, agreement, permit, franchise, license, note or instrument to which any Sunrise Party is a party or by which it or any of its properties is bound, (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets of any Sunrise Party (except as contemplated by the Loan Agreement and other Loan Documents), or (iv) violate any provision of any Sunrise Party’s organizational documents. No Sunrise Party has received notice of any default with respect to any legal requirement relating to its formation or organization.

(f) All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, or other actions with respect to or by, any Governmental Authorities or any party to any Permitted Encumbrance that are required in connection with the valid execution, delivery and performance by the Sunrise Parties of the Existing Loan Agreement and Existing Loan Documents to which each is a party, as amended hereby or by the Recorded Amendment Documents, and all other agreements and instruments to be executed by any Sunrise Party in connection herewith or therewith have been obtained and are in full force and effect.

(g) There are no actions, suits or proceedings at law or in equity or before or instituted by any Governmental Authority (i) pending or, to each Sunrise Party’s knowledge, threatened in writing against any Sunrise Party, or to each Sunrise Party’s knowledge, pending or threatened in writing against or affecting the Property or any part thereof (including any condemnation or eminent domain proceeding against the Property, or any part thereof) or (ii) pending or, to each Sunrise Party’s knowledge, threatened, which affect or might affect the validity or enforceability of any Security Document (or the priority of the lien thereof), or any of the Existing Loan Documents, as amended hereby or by the Recorded Document Amendments, which in each case are reasonably likely to have a material adverse effect.

(h) As of the date hereof, no Sunrise Party has any claims, defenses, offsets, or counterclaims under the Existing Loan Agreement or Existing Loan Documents, as amended hereby or by the Recorded Document Amendments, and no Sunrise Party otherwise has claims or counterclaims against the Administrative Agent or Lenders or any of their present or past respective affiliates, officers, directors, employees and agents with regard to the Loan. In confirmation of the foregoing, each Sunrise Party hereby releases the foregoing Persons from any liability to each Sunrise Party with respect to any such claims or counterclaims or any related

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liabilities as of the date hereof (whether or not the factual matters giving rise to the same are known as of the date hereof); provided, however, that, subject to any restrictions and limitations set forth in the Loan Documents, the Sunrise Parties do not release, and nothing herein shall alter, affect or modify, the rights of any Sunrise Party to assert good faith defenses to any causes of action or claims made by the Administrative Agent or Lenders following the date hereof but with respect to the period prior to the date hereof.

Section 15. Waiver. This Amendment is not, and shall not be construed to be, a waiver or approval of or consent to any other matter or transaction, or a waiver of any Default or Event of Default of any Sunrise Party or any of the rights and remedies of the Administrative Agent or the Lenders under the Loan Agreement and Loan Documents or otherwise; provided, however, that the Administrative Agent and Lenders hereby waive and release any Conditional Defaults, Defaults or Events of Default existing on or prior to the Third Amendment Date arising under or with respect to those matters set forth on Schedule V attached hereto and made a part hereof.

Section 16. Consent to Amendments. The Administrative Agent hereby consents to the execution of that certain (i) First Amendment to Second Amended and Restated Agreement of Limited Partnership of AL U.S./Seal Beach Senior Housing, L.P., (ii) First Amendment to Second Amended and Restated Agreement of Limited Partnership of AL U.S./Studio City Senior Housing, L.P. and (iii) Second Amendment to Amended and Restated Agreement of Limited Partnership of AL U.S./Playa Vista Senior Housing, L.P., each in the form as attached to the Officer’s Certificates delivered to the Administrative Agent on the date hereof in connection with the execution of this Amendment.

Section 17. Entire Agreement. The Existing Loan Agreement and Existing Loan Documents, as amended hereby or by the Recorded Document Amendments, represent the entire agreement between the parties with respect to the subject matter thereof.

Section 18. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Administrative Agent and Lenders and their respective successors and assigns and the Borrower.

Section 19. No Other Amendments; Effectiveness. Except as amended hereby or by the Recorded Document Amendments, the Existing Loan Agreement and Existing Loan Documents remain unmodified and in full force and effect.

Section 20. Recitals. The recitals of this Amendment constitute a part of this Amendment.

Section 21. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (AND, FOR PURPOSES OF DETERMINING THE HIGHEST LAWFUL RATE, APPLICABLE FEDERAL LAW IF THE APPLICATION OF FEDERAL LAW RESULTS IN A HIGHER RATE OF INTEREST) WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PROVISIONS.

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Section 22. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. A copy of an executed counterpart of this Amendment that is transmitted by facsimile or email in .PDF or .TIF (or other similar) format shall constitute an original for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company

By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

	By:	/s/ Edward W. Burnett
		Name:	Edward W. Burnett
		Title:	Vice President

[Signatures continued on next page]

INTERMEDIATE TIER OWNERS:

AL U.S. POOL ONE, LLC, a Delaware limited liability company

By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

	By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

		By:	/s/ Edward W. Burnett
			Name:	Edward W. Burnett
			Title:	Vice President

AL U.S. POOL TWO, LLC, a Delaware limited liability company

By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

	By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

		By:	/s/ Edward W. Burnett
			Name:	Edward W. Burnett
			Title:	Vice President

AL U.S. POOL THREE, LLC, a Delaware limited liability company

By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

	By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

		By:	/s/ Edward W. Burnett
			Name:	Edward W. Burnett
			Title:	Vice President

[Signatures continued on next page]

AL CALIFORNIA GP, LLC, a Delaware limited liability company

By:	AL U.S. Pool One, LLC, a Delaware limited liability company

	By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

		By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

			By:	/s/ Edward W. Burnett
				Name:	Edward W. Burnett
				Title:	Vice President

AL CALIFORNIA GP-II, LLC, a Delaware limited liability company

By:	AL U.S. Pool Two, LLC, a Delaware limited liability company

	By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

		By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

			By:	/s/ Edward W. Burnett
				Name:	Edward W. Burnett
				Title:	Vice President

[Signatures continued on next page]

AL CALIFORNIA GP-III, LLC, a Delaware limited liability company

By:	AL U.S. Pool Three, LLC, a Delaware limited liability company

	By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

		By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

			By:	/s/ Edward W. Burnett
				Name:	Edward W. Burnett
				Title:	Vice President

PROPERTY COMPANIES:

AL U.S./BONITA SENIOR HOUSING, L.P., a California limited partnership

By:	AL California GP, LLC, a Delaware limited liability company, its general partner

	By:	AL U.S. Pool One, LLC, a Delaware limited liability company, its sole member

		By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

			By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

				By:	/s/ Edward W. Burnett
					Name:	Edward W. Burnett
					Title:	Vice President

[Signatures continued on next page]

AL U.S./LAPALMA SENIOR HOUSING, L.P., a California limited partnership

By:	AL California GP, LLC, a Delaware limited liability company, its general partner

	By:	AL U.S. Pool One, LLC, a Delaware limited liability company, its sole member

		By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

			By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

				By:	/s/ Edward W. Burnett
					Name:	Edward W. Burnett
					Title:	Vice President

AL U.S./LAJOLLA SENIOR HOUSING, L.P., a California limited partnership

By:	AL California GP, LLC, a Delaware limited liability company, its general partner

	By:	AL U.S. Pool One, LLC, a Delaware limited liability company, its sole member

		By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

			By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

				By:	/s/ Edward W. Burnett
					Name:	Edward W. Burnett
					Title:	Vice President

[Signatures continued on next page]

AL U.S./SACRAMENTO SENIOR HOUSING, L.P., a California limited partnership

By:	AL California GP, LLC, a Delaware limited liability company, its general partner

	By:	AL U.S. Pool One, LLC, a Delaware limited liability company, its sole member

		By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

			By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

				By:	/s/ Edward W. Burnett
					Name:	Edward W. Burnett
					Title:	Vice President

BOULDER ASSISTED LIVING, L.L.C., a Delaware limited liability company

By:	AL U.S. Pool One, LLC, a Delaware limited liability company, its sole member

	By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

		By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

			By:	/s/ Edward W. Burnett
				Name:	Edward W. Burnett
				Title:	Vice President

[Signatures continued on next page]

NEWTOWN SQUARE ASSISTED LIVING, L.L.C., a Delaware limited liability company

By:	AL U.S. Pool One, LLC, a Delaware limited liability company, its sole member

	By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

		By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

			By:	/s/ Edward W. Burnett
				Name:	Edward W. Burnett
				Title:	Vice President

WILMINGTON ASSISTED LIVING, L.L.C., a Delaware limited liability company

By:	AL U.S. Pool One, LLC, a Delaware limited liability company, its sole member

	By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

		By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

			By:	/s/ Edward W. Burnett
				Name:	Edward W. Burnett
				Title:	Vice President

[Signatures continued on next page]

AL U.S./HUNTINGTON BEACH SENIOR HOUSING, L.P., a California limited partnership

By:	AL California GP-II, LLC, a Delaware limited liability company, its general partner

	By:	AL U.S. Pool Two, LLC, a Delaware limited liability company, its sole member

		By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

			By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

				By:	/s/ Edward W. Burnett
					Name:	Edward W. Burnett
					Title:	Vice President

AL U.S./SAN GABRIEL SENIOR HOUSING, L.P., a California limited partnership

By:	AL California GP-II, LLC, a Delaware limited liability company, its general partner

	By:	AL U.S. Pool Two, LLC, a Delaware limited liability company, its sole member

		By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

			By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

				By:	/s/ Edward W. Burnett
					Name:	Edward W. Burnett
					Title:	Vice President

[Signatures continued on next page]

AL U.S./SEAL BEACH SENIOR HOUSING, L.P., a California limited partnership

By:	AL California GP-II, LLC, a Delaware limited liability company, its general partner

	By:	AL U.S. Pool Two, LLC, a Delaware limited liability company, its sole member

		By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

			By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

				By:	/s/ Edward W. Burnett
					Name:	Edward W. Burnett
					Title:	Vice President

AL U.S./STUDIO CITY SENIOR HOUSING, L.P., a California limited partnership

By:	AL California GP-II, LLC, a Delaware limited liability company, its general partner

	By:	AL U.S. Pool Two, LLC, a Delaware limited liability company, its sole member

		By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

			By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

				By:	/s/ Edward W. Burnett
					Name:	Edward W. Burnett
					Title:	Vice President

[Signatures continued on next page]

AL U.S./WOODLAND HILLS SENIOR HOUSING, L.P., a California limited partnership

By:	AL California GP-II, LLC, a Delaware limited liability company, its general partner

	By:	AL U.S. Pool Two, LLC, a Delaware limited liability company, its sole member

		By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

			By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

				By:	/s/ Edward W. Burnett
					Name:	Edward W. Burnett
					Title:	Vice President

G.P. WOODS ASSISTED LIVING, LLC, a Delaware limited liability company

By:	AL U.S. Pool Two, LLC, a Delaware limited liability company, its sole member

	By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

		By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

			By:	/s/ Edward W. Burnett
				Name:	Edward W. Burnett
				Title:	Vice President

[Signatures continued on next page]

AL U.S./PLAYA VISTA SENIOR HOUSING, L.P., a California limited partnership

By:	AL California GP-III, LLC, a Delaware limited liability company, its general partner

	By:	AL U.S. Pool Three, LLC, a Delaware limited liability company, its sole member

		By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

			By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

				By:	/s/ Edward W. Burnett
					Name:	Edward W. Burnett
					Title:	Vice President

AL U.S./GP WOODS II SENIOR HOUSING, LLC, a Delaware limited liability company

By:	AL U.S. Pool Three, LLC, a Delaware limited liability company, its sole member

	By:	AL US Development Venture, LLC, a Delaware limited liability company, its sole member

		By:	Sunrise Senior Living Investments, Inc., a Virginia corporation, its Administrative Managing Member

			By:	/s/ Edward W. Burnett
				Name:	Edward W. Burnett
				Title:	Vice President

[Signatures continued on next page]

SSLII:

SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation

By:	/s/ Edward W. Burnett
	Name:	Edward W. Burnett
	Title:	Vice President

[Signatures continued on next page]

SUNRISE:

SUNRISE SENIOR LIVING, INC., a Delaware corporation

By:	/s/ David Haddock
	Name:	David Haddock
	Title:	General Counsel and Secretary

[Signatures continued on next page]

ADMINISTRATIVE AGENT:

HSH NORDBANK AG, NEW YORK BRANCH, as Administrative Agent, sole Arranger and Lender

By:	/s/ Heldrun Meyer
	Name:	Heldrun Meyer
	Title:	Senior Vice President HSH Nordbank AG, New York Branch

By:	/s/ Sven Schiolaut
	Name:	Sven Schiolaut
	Title:	Vice President HSH Nordbank AG, New York Branch

Schedule I

Intermediate Tier Owners

AL US Pool One, LLC

AL US Pool Two, LLC

AL US Pool Three, LLC

AL California GP, LLC

AL California GP-II, LLC

AL California GP-III, LLC

Schedule II

Property Companies

AL U.S./Bonita Senior Housing, L.P.

AL U.S./GP Woods II Senior Housing, LLC

AL U.S./Huntington Beach Senior Housing, L.P.

AL U.S./LaJolla Senior Housing, L.P.

AL U.S./LaPalma Senior Housing, L.P

AL U.S./Playa Vista Senior Housing, L.P.

AL U.S./Sacramento Senior Housing, L.P.

AL U.S./San Gabriel Senior Housing, L.P.

AL U.S./Seal Beach Senior Housing, L.P.

AL U.S./Studio City Housing, L.P.

AL U.S./Woodland Hills Senior Housing, L.P.

Boulder Assisted Living, L.L.C.

G.P. Woods Assisted Living, LLC

Newtown Square Assisted Living, L.L.C.

Wilmington Assisted Living, L.L.C.

Schedule III

Recorded Document Amendments

1.

First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Assignment of Residency Documents by and between AL U.S./Playa Vista Senior Housing, L.P. and Administrative Agent;

2.

First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Assignment of Residency Documents by and between AL U.S./San Gabriel Senior Housing, L.P. and Administrative Agent;

3.

First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Assignment of Residency Documents by and between AL U.S./Studio City Senior Housing, L.P. and Administrative Agent; and

4.

First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Assignment of Residency Documents by and between AL U.S./Woodland Hills Senior Housing, L.P. and Administrative Agent.

5.

First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Assignment of Residency Documents by and between AL U.S./Huntington Beach Senior Housing, L.P. and Administrative Agent;

6.

First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Assignment of Residency Documents by and between AL U.S./LaPalma Senior Housing, L.P. and Administrative Agent;

7.

First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Assignment of Residency Documents by and between AL U.S./Seal Beach Senior Housing, L.P. and Administrative Agent;

8.

First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Assignment of Residency Documents by and between AL U.S./Bonita Senior Housing, L.P. and Administrative Agent;

9.

First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Assignment of Residency Documents by and between AL U.S./LaJolla Senior Housing, L.P. and Administrative Agent;

10.

First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Assignment of Residency Documents by and between AL U.S./Sacramento Senior Housing, L.P. and Administrative Agent;

11.

First Amendment to Deed of Trust, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Assignment of Residency Documents by and between Boulder Assisted Living, L.L.C. and Administrative Agent;

12.	First Amendment to Mortgage and Assignment of Residency Documents by and between Wilmington Assisted Living, L.L.C. and Administrative Agent;

13.	First Amendment to Mortgage by and between G.P. Woods Assisted Living, LLC (“GP Woods Owner”) and Administrative Agent;

14.	First Amendment to Mortgage by and between AL U.S./GP Woods II Senior Housing, LLC (“GP Woods 2 Owner”) and Administrative Agent;

15.	First Amendment to Assignment of Residency Documents by and between GP Woods Owner, for the benefit of Administrative Agent;

16.	First Amendment to Assignment of Residency Documents by and between GP Woods 2 Owner and Administrative Agent;

17.

First Amendment to Open-End Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents by and between Newtown Square Assisted Living, L.L.C. (“Newtown Owner”) and Administrative Agent; and

18.	First Amendment to Assignment of Residency Documents by and between Newtown Owner and Administrative Agent.

Schedule IV

Representation and Warranty Bringdown

Loan Agreement

1.	Section 5.02(a) is qualified with the phrase “; in each case as of the Closing Date”.

2.

Section 5.12 is qualified with the phrase “, other than such Defaults or Conditional Defaults waived by the Administrative Agent as of the date of the Third Amendment to Loan Agreement, or cured in connection with the modifications set forth in the Third Amendment to Loan Agreement.”

3.	Section 5.21 is amended by deleting the phrase “and each such account is the subject of an Account Control Agreement.”

Membership Interest Pledge and Security Agreement (SSLII)

1.	Clause (ii) of Section 5(a) is amended by deleting the text “twenty percent (20%)” and replacing it with “one hundred percent (100%)”.

2.	Exhibit A is amended by deleting the text “20%” and replacing it with “100%”.

Schedule V

Waiver of Defaults, Events of Default and Conditional Defaults

The Administrative Agent and Lenders hereby waive and release any Conditional Defaults, Defaults or Event of Defaults existing on or prior to the Third Amendment Date arising under or with respect to:

1.	any failure to deliver a certification of the Insurance Consultant pursuant to Section 6.07 of the Existing Loan Agreement;

2.	any breach of covenants with respect to the Annual Budget related deliveries and expenditures pursuant to Sections 6.20 and 7.13 of the Existing Loan Agreement;

3.	the breach of any Debt Service Coverage Ratio requirements in violation of Section 6.24 of the Existing Loan Agreement;

4.	Section 11.01 (q) of the Loan Agreement;

5.	any failure to notify Administrative Agent and Lenders of the foregoing Conditional Defaults, Defaults or Event of Defaults; and

6.

any Default or Event of Default arising after December 31, 2009 with regard to the corporate power and authority of the Dissolved Entities (or Default or Event of Default arising from a breach of the Dissolution Reps). Administrative Agent hereby agrees to forebear from exercising any remedies with regard to such Defaults or Events of Default from and after the date hereof unless the Dissolved Entity Transfer does not occur on or prior to the Dissolved Entity Transfer Termination Date.

Schedule VI

Annual Budget for Fiscal Year 2011

(see attached)

	2011	Budget
	AL US Development (P).	Bonita CA M	Boulder CO M	Grosse Pointe II Ml FS	Grosse Pointe Woods Ml M
Occupancy %	****	****	****	****	****
Total Resident Fees	****	****	****	****	****
Care Revenue	****	****	****	****	****
Other Revenues	****	****	****	****	****

Revenue	****	****	****	****	****

Total Cost of Sales	****	****	****	****	****

Total Labor	****	****	****	****	****

Utilities (NON-DISCRETIONARY)	****	****	****	****	****
Workers Comp - Insurance (NON-DISCRETIONARY)	****	****	****	****	****
Insurance (NON-DISCRETIONARY)	****	****	****	****	****
Bad Debt Write-Offs (NON-DISCRETIONARY)	****	****	****	****	****
Key Controllable Operating Expense (Others)	****	****	****	****	****

Key Controllable Operating Expense (Total)	****	****	****	****	****

Other Department Controllables	****	****	****	****	****

Operating Expense	****	****	****	****	****

House Profit	****	****	****	****	****

Facility License Fee (NON-DISCRETIONARY)	****	****	****	****	****
Insurance - Property Premium (NON-DISCRETIONARY)	****	****	****	****	****
Leases - Non Dept (NON-DISCRETIONARY)	****	****	****	****	****
Management Fees	****	****	****	****	****
Taxes - Gross Receipts (NON-DISCRETIONARY)	****	****	****	****	****
Taxes - Personal Property (NON-DISCRETIONARY)	****	****	****	****	****
Taxes - Real Estate (NON-DISCRETIONARY)	****	****	****	****	****
Taxes - State and Local (NON-DISCRETIONARY)	****	****	****	****	****
Non Department Expense	****	****	****	****	****
Total Operating Expenses	****	****	****	****	****

NOI	****	****	****	****	****

The portions of this document marked with “****” have been omitted pursuant to a confidential treatment request. The omitted portions have been filed separately with the Securities and Exchange Commission.

	Huntington Beach CA M	La Jolla CA M	La Palma CA M	Newtown Square PA M	Playa Vista CA M	Sacramento CA M
Occupancy %	****	****	****	****	****	****
Total Resident Fees	****	****	****	****	****	****
Care Revenue	****	****	****	****	****	****
Other Revenues	****	****	****	****	****	****

Revenue	****	****	****	****	****	****

Total Cost of Sales	****	****	****	****	****	****

Total Labor	****	****	****	****	****	****

Utilities (NON-DISCRETIONARY)	****	****	****	****	****	****
Workers Comp - Insurance (NON-DISCRETIONARY)	****	****	****	****	****	****
Insurance (NON-DISCRETIONARY)	****	****	****	****	****	****
Bad Debt Write-Offs (NON-DISCRETIONARY)	****	****	****	****	****	****
Key Controllable Operating Expense (Others)	****	****	****	****	****	****

Key Controllable Operating Expense (Total)	****	****	****	****	****	****

Other Department Controllables	****	****	****	****	****	****

Operating Expense	****	****	****	****	****	****

House Profit	****	****	****	****	****	****

Facility License Fee (NON-DISCRETIONARY)	****	****	****	****	****	****
Insurance - Property Premium (NON-DISCRETIONARY)	****	****	****	****	****	****
Leases - Non Dept (NON-DISCRETIONARY)	****	****	****	****	****	****
Management Fees	****	****	****	****	****	****
Taxes - Gross Receipts (NON-DISCRETIONARY)	****	****	****	****	****	****
Taxes - Personal Property (NON-DISCRETIONARY)	****	****	****	****	****	****
Taxes - Real Estate (NON-DISCRETIONARY)	****	****	****	****	****	****
Taxes - State and Local (NON-DISCRETIONARY)	****	****	****	****	****	****
Non Department Expense	****	****	****	****	****	****
Total Operating Expenses	****	****	****	****	****	****

NOI	****	****	****	****	****	****

The portions of this document marked with “****” have been omitted pursuant to a confidential treatment request. The omitted portions have been filed separately with the Securities and Exchange Commission.

	San Marino CA M	Seal Beach CA M	Studio City CA M	Wilmington DE M	Woodland Hills CA M
Occupancy %	****	****	****	****	****
Total Resident Fees	****	****	****	****	****
Care Revenue	****	****	****	****	****
Other Revenues	****	****	****	****	****

Revenue	****	****	****	****	****

Total Cost of Sales	****	****	****	****	****

Total Labor	****	****	****	****	****

Utilities (NON-DISCRETIONARY)	****	****	****	****	****
Workers Comp - Insurance (NON-DISCRETIONARY)	****	****	****	****	****
Insurance (NON-DISCRETIONARY)	****	****	****	****	****
Bad Debt Write-Offs (NON-DISCRETIONARY)	****	****	****	****	****
Key Controllable Operating Expense (Others)	****	****	****	****	****

Key Controllable Operating Expense (Total)	****	****	****	****	****

Other Department Controllables	****	****	****	****	****

Operating Expense	****	****	****	****	****

House Profit	****	****	****	****	****

Facility License Fee (NON-DISCRETIONARY)	****	****	****	****	****
Insurance - Property Premium (NON-DISCRETIONARY)	****	****	****	****	****
Leases - Non Dept (NON-DISCRETIONARY)	****	****	****	****	****
Management Fees	****	****	****	****	****
Taxes - Gross Receipts (NON-DISCRETIONARY)	****	****	****	****	****
Taxes - Personal Property (NON-DISCRETIONARY)	****	****	****	****	****
Taxes - Real Estate (NON-DISCRETIONARY)	****	****	****	****	****
Taxes - State and Local (NON-DISCRETIONARY)	****	****	****	****	****
Non Department Expense	****	****	****	****	****
Total Operating Expenses	****	****	****	****	****

NOI	****	****	****	****	****

The portions of this document marked with “****” have been omitted pursuant to a confidential treatment request. The omitted portions have been filed separately with the Securities and Exchange Commission.

	2011 AL US Development (P).	Budget Bonita CA M	Boulder CO M	Grosse Pointe II MI FS	Grosse Pointe Woods MI M	Huntington Beach CA M

Assisted Living	****	****	****	****	****	****
Independent Living	****	****	****	****	****	****
Reminiscence	****	****	****	****	****	****
Skilled Nursing Center	****	****	****	****	****	****
Edna’s Place	****	****	****	****	****	****
Terrace Club and Avon Place	****	****	****	****	****	****
Admin or Care Offices	****	****	****	****	****	****
Resident and Model Rooms	****	****	****	****	****	****
Interior Care	****	****	****	****	****	****
Laundry and Housekeeping	****	****	****	****	****	****
Kitchen	****	****	****	****	****	****
Interior Other	****	****	****	****	****	****
Building Envelope	****	****	****	****	****	****
Vehicle	****	****	****	****	****	****
Site and Civil	****	****	****	****	****	****
Building Exterior	****	****	****	****	****	****
Resident and Life Safety	****	****	****	****	****	****
Physical Therapy Room	****	****	****	****	****	****
Exercise and Rehab	****	****	****	****	****	****
Healthcare Equipment	****	****	****	****	****	****
Resident & Life Safety	****	****	****	****	****	****
Electronics	****	****	****	****	****	****
Vertical Transportation	****	****	****	****	****	****
MEP	****	****	****	****	****	****
Other	****	****	****	****	****	****
Emergency CapEx	****	****	****	****	****	****

Total	****	****	****	****	****	****

The portions of this document marked with “****” have been omitted pursuant to a confidential treatment request. The omitted portions have been filed separately with the Securities and Exchange Commission.

	La Jolla CA M	La Palma CA M	Newtown Square PA M	Playa Vista CA M	Sacramento CA M	San Marino CA M

Assisted Living	****	****	****	****	****	****
Independent Living	****	****	****	****	****	****
Reminiscence	****	****	****	****	****	****
Skilled Nursing Center	****	****	****	****	****	****
Edna’s Place	****	****	****	****	****	****
Terrace Club and Avon Place	****	****	****	****	****	****
Admin or Care Offices	****	****	****	****	****	****
Resident and Model Rooms	****	****	****	****	****	****
Interior Care	****	****	****	****	****	****
Laundry and Housekeeping	****	****	****	****	****	****
Kitchen	****	****	****	****	****	****
Interior Other	****	****	****	****	****	****
Building Envelope	****	****	****	****	****	****
Vehicle	****	****	****	****	****	****
Site and Civil	****	****	****	****	****	****
Building Exterior	****	****	****	****	****	****
Resident and Life Safety	****	****	****	****	****	****
Physical Therapy Room	****	****	****	****	****	****
Exercise and Rehab	****	****	****	****	****	****
Healthcare Equipment	****	****	****	****	****	****
Resident & Life Safety	****	****	****	****	****	****
Electronics	****	****	****	****	****	****
Vertical Transportation	****	****	****	****	****	****
MEP	****	****	****	****	****	****
Other	****	****	****	****	****	****
Emergency CapEx	****	****	****	****	****	****

Total	****	****	****	****	****	****

The portions of this document marked with “****” have been omitted pursuant to a confidential treatment request. The omitted portions have been filed separately with the Securities and Exchange Commission.

	Seal Beach CA M	Studio City CA M	Wilmington DE M	Woodland Hills CA M
Assisted Living	****	****	****	****
Independent Living	****	****	****	****
Reminiscence	****	****	****	****
Skilled Nursing Center	****	****	****	****
Edna’s Place	****	****	****	****
Terrace Club and Avon Place	****	****	****	****
Admin or Care Offices	****	****	****	****
Resident and Model Rooms	****	****	****	****
Interior Care	****	****	****	****
Laundry and Housekeeping	****	****	****	****
Kitchen	****	****	****	****
Interior Other	****	****	****	****
Building Envelope	****	****	****	****
Vehicle	****	****	****	****
Site and Civil	****	****	****	****
Building Exterior	****	****	****	****
Resident and Life Safety	****	****	****	****
Physical Therapy Room	****	****	****	****
Exercise and Rehab	****	****	****	****
Healthcare Equipment	****	****	****	****
Resident & Life Safety	****	****	****	****
Electronics	****	****	****	****
Vertical Transportation	****	****	****	****
MEP	****	****	****	****
Other	****	****	****	****
Emergency CapEx	****	****	****	****

Total	****	****	****	****

The portions of this document marked with “****” have been omitted pursuant to a confidential treatment request. The omitted portions have been filed separately with the Securities and Exchange Commission.

Schedule VII

Trade Payables

(see attached)

Sunrise of Sacramento

Local Vendor	Gross Invoice Amount
A 1 JANITORIAL SUPPLY	$314.89
TAKE IT 2 HEART	$90.00
ACCOLADES LASER ENGRAVING LLC	$23.05
WON DOOR CORPORATION	$302.92
NIAGARA HOOD CLEANING	$315.00
A 1 JANITORIAL SUPPLY	$214.14
A 1 JANITORIAL SUPPLY	$211.53
OCE IMAGISTICS INC	$119.46
WILLIAMS OF FAIR OAKS	$50.00
CAPITOL CITY HOME MEDICAL SUPPLIES	$86.95
OLD COUNTRY BIMBO BAKERIES USA	$99.22
INDUSTRIAL ELECTRONIC SYSTEMS	$90.00
TRUGREEN LANDCARE	$482.00
ACCOLADES LASER ENGRAVING LLC	$13.11
A 1 JANITORIAL SUPPLY	$261.59
GCS SERVICE INC	$452.83
A 1 JANITORIAL SUPPLY	$125.67
OLD COUNTRY BIMBO BAKERIES USA	$100.49

SUNRISE SENIOR LIVING MANAGEMENT, INC.

(The management company is the legal obligor on payroll and national and regional contracts applicable to multiple facilities (e.g., food, utilities, etc.). The management company is liable for payroll and the costs of goods or services supplied to the facility under the contracts, and is reimbursed by the facility for such costs.)

Sunrise of Bonita

Local Vendor	Gross Invoice Amount
BEYOND EXPECTATIONS CARPET CLEANING	$398.30
CLEAN ENVIRONMENTS	$140.00
STANLEY STEEMER	$394.00
A O REED & CO	$137.00
WON DOOR CORPORATION	$392.00
VAL U CHEM INC	$211.31
LIGHTSPEED LASER INC	$14.50
ECKSTEIN PROMOTIONS LLC	$408.67
WON DOOR CORPORATION	$605.00
LIGHTSPEED LASER INC	$21.00
YEATTS TRANSFER COMPANY INC	$426.98
ABSOLUTE STYLE LLC	$2,953.16
LIGHTSPEED LASER INC	$14.50
LIGHTSPEED LASER INC	$14.50
LIGHTSPEED LASER INC	$14.50
YEATTS TRANSFER COMPANY INC	$227.22
A O REED & CO	$322.33
EVERSOFT	$183.22
T & D ELECTRIC	$86.50

SUNRISE SENIOR LIVING MANAGEMENT, INC.

(The management company is the legal obligor on payroll and national and regional contracts applicable to multiple facilities (e.g., food, utilities, etc.). The management company is liable for payroll and the costs of goods or services supplied to the facility under the contracts, and is reimbursed by the facility for such costs.)

Sunrise of La Jolla

Local Vendor	Gross Invoice Amount
DRAIN PATROL	$172.61
DENISE MCMURTRIE	$120.00
INITIAL IMPRESSION	$11.46
SAN DIEGO HUMANE SOCIETY AND SPCA	$35.00
DOOR SERVICE REPAIR INC	$147.00
A O REED & CO	$213.45
SHRED IT	$45.00
QUIKTECH INC	$81.62
BRAFF CONSULTING	$150.00
OLD COUNTRY BIMBO BAKERIES USA	$85.34
OLD COUNTRY BIMBO BAKERIES USA	$67.02
OLD COUNTRY BIMBO BAKERIES USA	$112.92
A O REED & CO	$485.72
EVERSOFT	$83.61
MAINTENANCE SOLUTIONS INC	$302.67
DENISE MCMURTRIE	$120.00

SUNRISE SENIOR LIVING MANAGEMENT, INC.

(The management company is the legal obligor on payroll and national and regional contracts applicable to multiple facilities (e.g., food, utilities, etc.). The management company is liable for payroll and the costs of goods or services supplied to the facility under the contracts, and is reimbursed by the facility for such costs.)

Sunrise of La Palma

Local Vendor	Gross Invoice Amount
RAMCO REFRIGERATION & A C INC	$483.38
RAMCO REFRIGERATION & A C INC	$563.22
ZEP MANUFACTURING COMPANY	$110.20
MCMASTER CARR SUPPLY COMPANY	$99.84
WON DOOR CORPORATION	$120.00
WON DOOR CORPORATION	$275.48
ELECTRIC CONSTRUCTION COMPANY	$493.50
MITSUBISHI ELECTRIC AND ELECTRONICS USA	$310.87
PYRO COMM SYSTEMS	$45.00
MCMASTER CARR SUPPLY COMPANY	$22.71
MCMASTER CARR SUPPLY COMPANY	$118.83
WILCOX SOUND & COMMUNICATIONS INC	$155.00

SUNRISE SENIOR LIVING MANAGEMENT, INC.

(The management company is the legal obligor on payroll and national and regional contracts applicable to multiple facilities (e.g., food, utilities, etc.). The management company is liable for payroll and the costs of goods or services supplied to the facility under the contracts, and is reimbursed by the facility for such costs.)

Exhibit A-1

Form of Residency Document (California)

(see attached)

PREAMBLE

The purpose of this Residency Agreement is to provide a statement of the services that will be provided to you and the legal obligations that the Community will be assuming. This Residency Agreement also sets forth your obligations to the Community, both financial and non-financial. Your residence is identified by the suite number in Exhibit 1 of this Residency Agreement. You may move into your suite (the “Suite”) as of the date (the “Occupancy Date”) listed in Exhibit 1.

ARTICLE I

Resident Evaluation

A. Qualification for Residency. The Community may only accept or retain an individual to be a resident if management determines, in its sole discretion, it is able to provide appropriate services, and the individual meets the requirements set forth by state law and is capable of complying with the terms of the Residency Agreement. The Community is a residential care facility for the elderly that depends on sufficient fees to operate on a sound financial basis and provide an appropriate level of care and services to all residents. As such, the Community does not admit individuals who receive or who are eligible to receive Supplemental Security Income (“SSI”), or are otherwise unable to pay the Fees set forth in this Agreement. The Community is not required to admit or retain the Resident or to contract with the Resident for services, if the Community determines, in its sole discretion, that it cannot meet the Resident’s needs or the Resident fails to meet the requirements as set forth by law.

B. Physician’s Report. Prior to move-in, the Resident will provide the Community a completed Physician’s Report (the “Physician’s Report”) on a form provided by the Community. This Report will include a physical examination conducted within thirty (30) days prior to move-in and must demonstrate that the Resident meets criteria for residency. After move-in, the Community may require a Physician’s Report, acceptable to the Community, following any hospitalization, when the Community determines that the Resident’s health condition warrants, or as required by law.

C. Psychiatric Examination. In addition to the Physician’s Report, the Community may require a report of a current psychiatric examination (the “Psychiatric Examination”) prior to move-in if the Resident is taking psychotropic drugs, or has a history of aggressive behavior, to determine if the Resident’s needs can be met in an Assisted Living Program and to assist in the Resident’s care plan. After move-in, the Community may require a psychiatric consultation when the Community, along with the Resident’s personal physician, determines that the Resident’s health condition warrants. Failure to comply with the request for a consultation after move-in may result in a termination of this Residency Agreement.

D. Assessment. The level of assisted living services required by the Resident is determined through an assessment (“Assessment”) of the Resident. The Assessment is performed by designated team members and includes an evaluation of each Resident’s specific needs. It covers areas such as: mobility, skin care, eating habits, oral hygiene, continence, cognitive behavior, and medication. This Assessment, along with the Physician’s Report, provides the basis for identifying the Resident’s Service Level.

The Assessment is performed when the Resident desires to move into the Community, and is performed again (i) when additional assisted living services may be needed, (ii) upon the Resident’s change in condition or (iii) upon a Resident’s return from the hospital or other care facility. The Resident, his/her family, and any Responsible Party named in this Residency Agreement will be informed of changes in the Resident’s condition and any additional assisted living services needed, and are encouraged to participate in the review, assessment, and care plan process.

E. Resident Service Plan. A Service Plan will be developed based on the Physician’s Report, the Psychiatric Examination (if applicable) and the Assessment. The Resident’s service plan will be developed with the Resident and/or any individual the Resident designates, including any Responsible Party. The service plan will outline the services the Resident is to receive.

F. Change in Resident’s Condition. If the Resident’s condition changes so that the previously assessed level of services is no longer appropriate, the Community will reevaluate the Resident’s needs to determine which level of service is appropriate and notify the Resident/Responsible Party of such reevaluation. The rate charged will vary according to the level of service provided. Should the Resident wish to decrease the services received, prior approval from the Community is required. Changes in services provided will be reflected in a revised service plan.

G. Notification of Third Parties. In the event that the Resident requires emergency services or experiences a significant change in condition, the Community will attempt to contact the Responsible Party or other individual designated by the Resident, within twelve (12) hours. The Resident is responsible for ensuring that the Community has current telephone numbers for the individuals to be notified.

ARTICLE II

Responsibilities and Representations of the Resident

A. The Resident will use the Suite only for residential dwelling purposes.

B. Smoking is not allowed in any Resident Suite. Smoking is only allowed in designated “Smoking Areas.” Whether to designate any Smoking Areas is within the sole discretion of the Community. The Community may require residents to be supervised when smoking.

C. A live-in companion is considered an additional person living in the Suite and is required to pay the Base Fee associated with the Resident’s Suite.

D. Resident agrees to maintain the Suite in a clean, sanitary and orderly condition. Resident will reimburse the Community for the repair or replacement of furnishings and fixtures in the Suite beyond normal wear and tear. In addition, Resident will reimburse the Community for loss or damage to real or personal property of the Community caused by pets or the negligence or willful misconduct of the Resident or the Resident’s agents, guests, or invitees.

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E. Any damage to carpeting in the Resident’s Suite, other than normal wear and tear, including stains and/or odors due to incontinence or pets, will result in the carpet being professionally cleaned, repaired or replaced by the Community. The Community will have the right to determine whether the carpet needs to be repaired, cleaned, or replaced. The Resident shall be responsible for the cost of the repairing, cleaning, or replacing the carpet.

F. The Resident will not alter or improve the Suite without the prior written consent of the Community. Upon the termination of this Residency Agreement, the Resident will be required to return the Suite to the original condition at his/her own expense prior to the expiration of any applicable notice periods.

G. The Resident will notify the Community promptly of any defects in the Suite, common areas or in the Community’s equipment, appliances, or fixtures.

H. Community employees or agents may enter the Suite at any reasonable time in order to provide services to the Resident, to perform building inspection and maintenance functions, to show the Suite to prospective residents, and otherwise to carry out the Community’s obligations under this Residency Agreement. Resident shall allow entry into the Suite at any time to the Community’s employees or agents when they are responding to the medical alert system, fire alert system or other emergency. As a licensed Community, the Department of Social Services has the authority to enter the Resident’s suite, and also examine the Resident records as part of its evaluation of the Community. Community personnel will respect the Resident’s privacy and make their presence known (except in an emergency) when entering the Suite and will schedule the entry in advance whenever possible.

I. The Resident will vacate the Suite at the termination of this Residency Agreement, remove all of the Resident’s property, and deliver possession of the Suite and any furniture, equipment, appliances, and fixtures supplied by the Community, to the Community in good condition, ordinary wear and tear excepted. The Resident will pay the cost of removing and storing any property of the Resident remaining in the Suite after the termination of this Residency Agreement.

J. The Resident will comply with all guidelines established by the Community regarding resident conduct in the Community (the “Community Guidelines”), which shall be deemed incorporated herein. The Community Guidelines may be amended from time to time as the Community determines to be appropriate.

K. The Resident will not keep a dog, cat, bird, fish, or other pet of any kind in the Suite unless the Resident and Community have executed the Pet Addendum, available upon request.

L. If at any time the Resident wishes to use a motorized vehicle he/she must execute a Motorized Vehicle Addendum, available upon request.

M. The Resident agrees to maintain his/her own personal physician.

N. The Resident and Responsible Party understand and agree that the Executive Director or designee may restrict an individual’s visitation rights or bar an individual from entering the

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Community if it is determined that the individual is disrupting the care of the Resident, the care of other residents or if the presence of the individual has a negative effect on a resident’s physical or psychosocial well being.

O. The Resident and the Responsible Party each individually represent, warrant and covenant that the Resident: (i) does not currently receive or qualify to receive Supplemental Security Income (“SSI”), and (ii) does not anticipate qualifying to receive SSI in the foreseeable future.

ARTICLE III

Financial Arrangements

A. Fees. The Resident will pay to the Community the fees indicated on Exhibit 1 and any Additional Amenities provided to the Resident at the fees indicated on Exhibit 3.

B. Move-in Fee. The Resident will pay to the Community a non-refundable Move-in Fee (the “Move-in Fee”) in an amount indicated on Exhibit 1, subject to the provisions of this Article III.B. The Move-in Fee covers administrative costs associated with the Resident’s move-in: the cost of performing the Resident’s comprehensive service level assessment including nursing, physician, pharmacy and social/activity evaluations: and preparation of the Resident’s individualized service plan. The Move-in Fee is fully refundable prior to move in if the Community has not yet conducted its assessment of you, and you do not move in. If the Community has conducted an assessment of you, five hundred dollars ($500) of the Move-in Fee becomes non-refundable. The remaining amount of your Move-in Fee is eighty percent (80%) refundable if this Residency Agreement terminates during your first (1st) month of residency or the resident has had an assessment but does not move in, sixty (60%) refundable if this Residency Agreement terminates during your second (2nd) month of residency and forty percent (40%) refundable if this Residency Agreement terminates during you third (3rd) month of residency. After you have resided at the Community for more than three (3) months, your Move-in Fee is entirely non-refundable.

C. Special Assessments. The Community reserves the right to assess charges for special circumstances outside the Community’s control, such as sharp increases in costs of utilities or other necessary expenses. The Community shall provide the Resident at least thirty (30) days’ written notice (or such additional days’ notice as may be required by law) prior to the imposition of such special assessments.

D. Payment Schedule and Monthly Statement. Prior to or on the Occupancy Date, the Resident shall pay the Community an amount equal to the Total Daily Fee set forth in Exhibit 2. This payment shall be applied to Resident’s first month’s residence in the Community. If the Occupancy Date is on a day other than the first day of the month, the advance payment shall be prorated accordingly and the residual amount will be credited to the following month’s payment. Thereafter, the Community will provide to the Resident a monthly statement itemizing fees and charges and payments received, and showing the balance due. The Daily Fee shall be due in advance, on the first (1st) calendar day of each month.

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E. Late Payment Charge. If the Resident’s account is not paid in full by the first of the month, a late payment charge will be assessed on the outstanding balance of one and one-quarter percent (11/4%) per month until paid. This periodic rate is equivalent to an annual percentage rate of fifteen percent (15%). The Resident will pay all costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the Community in collecting amounts past due under this Residency Agreement.

F. Increases in Fees and Charges. Annual increases in the Resident’s then current Fees will be implemented on January 1st of each year. Notice of any increase in the Schedule of Fees (see Exhibit 2), will be provided to the Resident in writing sixty (60) days prior to the effective date of the increase. The Resident will pay all applicable new or increased fees and charges, unless the Resident terminates this Residency Agreement in accordance with Article IV of this Residency Agreement, effective prior to the effective date of the fee or charge increase. If the Community agrees at the request of the Resident to provide additional services, no advance notice requirement will apply to any fees or charges relating to such services.

A change in the level of service is not considered a change of fees or charges. Rather, it is an increase in services which are subject to the higher fees corresponding to those services. The Resident shall be responsible for the cost of the increased level of service when he/she begins receiving such services.

G. Fees During Resident Absence. During an absence from the Community, the Resident is responsible for payment of the Base Fee and all service level fees through the third day of absence. Beginning with the fourth day of absence, the Resident will not be responsible for service level fees above the Base Rate.

H. Suite Hold. During an absence from the Community, the Resident’s suite will be held for the Resident provided that, upon return, the Resident continues to meet the Community’s admission criteria and all fees and charges incurred by the Resident have been paid.

I. Double Occupancy. If two individuals are parties to this Residency Agreement, the second person fees, as listed in Exhibit 1-A, shall be applied. Both Residents shall be jointly and severally liable for all fees and charges incurred by each Resident. When two persons are parties to this Residency Agreement, and when one such person permanently vacates the Suite, the remaining resident shall have the option of:

•	Retaining the same Suite, with the understanding that a prospective resident may select that Suite for double occupancy; or

•	Retaining the same Suite and paying the fee applicable to private occupancy; or

•	Relocating to a single occupancy Suite, if available.

J. Refund Upon Closing. In the event the Community ceases to operate, the Resident will be entitled to a pro rata refund of any prepaid amounts for services covering the period after the building has closed.

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ARTICLE IV

Term and Termination

A. Term of Residency Agreement. This Residency Agreement shall commence on the effective date set forth on the Exhibits attached hereto (the “Effective Date”) and will continue on a month-to-month basis.

B. Non-Renewal. As a month-to-month Contract, Community may elect not to renew the Contract upon thirty (30) days notice to Resident.

C. Termination. The Community may terminate this Residency Agreement prior to the expiration of its term, upon thirty (30) days prior written notice (“Community Notice Period”) to the Resident and the Responsible Party for one of the following reasons, as determined by the Community:

1.	Non-payment of the rate for basic services within 10 (ten) days of the due date;

2.	Failure of Resident to comply with state or local law after receiving written notice of the alleged violation;

3.	Failure of Resident to comply with general policies of the Community. (Please see Section V.F. below);

4.

If after admission, it is determined that Resident has a need not previously identified and a reappraisal has been conducted pursuant to Section 87587 of Title 22 of the California Code of Regulations, and the Community and the person who performs the reappraisal believe that the Community is not appropriate for the Resident (see Section V.E. below for a list of some of the conditions that may lead to a termination under this Section V.B.4.)

D. Termination of Agreement Upon Three-Day Notice. The Community may, upon obtaining prior written approval from the Department of Social Services, evict Resident upon three (3) days written notice to the Resident if the Resident is engaging in behavior which is a threat to the mental and/or physical health or safety of the Resident or to the mental and/or physical health or safety of others in the Community.

E. Copies and Reports. The Community shall, in addition to either serving thirty (30) days notice or seeking approval from the Department of Social Services and serving three (3) days notice on Resident, notify or mail a copy of the notice to the Resident’s responsible person and a written report of any eviction shall be sent to the Department of Social Services within five (5) days.

F. Conditions that May Result in Termination. The existence of the following conditions, as determined by the Community, may lead to termination of the Residency Agreement in accordance with Section V.B.4 above:

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1.	Resident does not meet the residency requirements established by state law and Department of Social Services;

2.	Resident presents an imminent physical threat or danger to self or others;

3.	Resident has active communicable tuberculosis or another similar communicable disease;

4.	Resident requires 24-hour, skilled nursing or intermediate care;

5.	Resident is not elderly and either has needs in conflict with the other residents or the program of services offered, or requires more care and supervision than other residents;

6.

Resident has a primary need for care and supervision that results from dementia or a mental disorder resulting in ongoing behavior which would upset the general resident group, would require a greater amount of care and supervision than the other residents in the Community, or cannot generally benefit from the program of services available in the facility;

7.	Resident is bedridden as defined by the state licensing regulations;

8.	Resident refuses to accept additional services when it is in the best interest of the Resident to have these services provided to him/her;

9.	Resident has health care needs that cannot be met in the Community, for reasons such as licensure, design or staffing, as determined by the Community;

10.	Resident’s personal physician has determined that Resident requires services not available at the Community.

G. Termination for Failure to Comply with General Policies of the Community. As stated in Section V.B.3 above, the Community may evict Resident due to failure of the Resident to comply with general policies of the Community. The Community’s policies, which are for the purpose of making it possible for residents to live together, are for the most part set forth in the Community Guidelines. Failure of the Resident to abide by any Community Policies, whether listed in this Residency Agreement or in the Community Guidelines may, in the discretion of the Community, lead to an eviction.

1.	Residents of the Community must pay all fees and charges that are owing to the Community in accordance with this Residency Agreement when due.

2.	Residents may not breach any representation, covenant, agreement or obligation of the Resident under this Residency Agreement.

3.	Residents must not be disruptive, not create unsafe conditions, and not be physically or verbally abusive to other residents or staff.

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4.

Residents must ensure that their family members, guardians, Responsible Parties or guests are not disruptive, do not create unsafe conditions, and are not physically or verbally abusive to the detriment of the resident, other residents or staff.

H. Notice of Termination. If the Community gives a Resident a notice of termination and the Resident disagrees with the notice and wishes to discuss the reasons for termination with the Community. Resident may do so by requesting a meeting with the Community’s Area Manager. Such request shall be made within ten (10) days of receipt of the notice of termination and may be submitted at the administrative office of the Community. Following the meeting, the Area Manager will make a final decision with respect to the notice of termination.

Notwithstanding the foregoing, the Community may terminate this Residency Agreement for health or safety reasons, consistent with state law or in the event of a Community emergency or a Resident emergency, as determined by the Community. This Residency Agreement will also terminate if the Department of Social Services orders the relocation of the Resident. If this Residency Agreement is terminated for these reasons, the Community will not be required to provide prior written notice.

The Resident may terminate this Residency Agreement, upon thirty (30) days prior written notice to the Community (“Resident Notice Period”), for any reason.

In the event of the death of the Resident, this Residency Agreement shall terminate as of the date of the Resident’s death; however, the Resident shall remain liable for the fees under this Residency Agreement until the Resident’s belongings are removed in accordance with Section V. E. If this Residency Agreement is with more than one resident the termination shall only be effective regarding the Resident that has passed away.

In order to evict a resident who remains in [the Community] after the effective date of the termination, [the Community] must file an unlawful detainer action in superior court and receive a written judgment signed by the judge. If [the Community] pursues an unlawful detainer action, you must be served with a summons and complaint. You have a right to contest the eviction in writing and through a hearing. In addition, you may request that the Department of Social Services investigate the reasons given for an eviction notice.”

1. Refunds.

1.

In the event the Community terminates this Residency Agreement and the Resident vacates the Suite before the Community Notice Period is over, the Community shall refund the Resident a prorated amount of the paid Base Fee, and the Additional Assisted Living Services Fees for the unused portion of the Community Notice Period.

2.

In the event the Resident terminates this Residency Agreement, the Resident will be liable for all charges accrued or incurred for the entire length of the Resident Notice Period, regardless of whether the Resident vacates the Suite prior to the expiration of the Resident Notice Period.

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J. Removal of Personal Property. Upon termination of this Residency Agreement, the Resident’s personal property must be removed from the Suite. The Community shall continue to assess, and the Resident will be required to pay, the Base Fee on a prorated basis until the personal property is removed from the Suite.

K. Termination Based on Licensure Forfeiture or Community Closure. The Community may terminate this Residency Agreement upon forfeiture of our license whether due to closure or otherwise, or change of use of the Community. See Schedule A attached.

ARTICLE V

Miscellaneous Provisions

A. Choice of Accommodations. In the event that the suite of the Resident’s choice is not immediately available, an alternate suite will be made available and the Resident will be charged the rate customarily associated with such suite. Once the Resident’s desired suite becomes available the Resident will be allowed to move into the desired suite in accordance with the Community’s policy and the rate set forth in Exhibit 2, will apply.

If, in the sole discretion of the Community, it is determined that there has been a change in Resident’s care needs such that another suite or neighborhood in the Community is more suitable, Resident agrees to relocate to that suite or neighborhood, subject to availability.

B. Grievance Procedure / Conflict Resolution / Arbitration. The Community’s Grievance Procedure is set forth in Exhibit .4. While most issues can be resolved under the Grievance Procedures outlined in Exhibit 4, in the event that the parties are unable to resolve their differences short of litigation, the parties agree that any dispute shall be resolved by submission to neutral, binding arbitration. Accordingly:

Arbitration. By entering into this Residency Agreement, you agree that any and all claims and disputes arising from or related to this Residency Agreement or to your residency, care or services at this Community shall be resolved by submission to neutral, binding arbitration; except that any claim involving unlawful detainer actions (eviction) or any claims that are brought in small claims court shall not be subject to arbitration unless both parties agree to arbitrate such proceedings. Both parties give up their constitutional rights to have any such dispute decided in a court of law before a jury, and instead accept the use of arbitration. The arbitration shall be conducted in                      [insert name of county in which the community is located] County, California, by a single neutral arbitrator selected as provided in the California Code of Civil Procedure, unless otherwise mutually agreed. In reaching a decision, the arbitrator shall prepare findings of fact and conclusions of law. Each party shall bear its own costs and fees in connection with the arbitration. This arbitration clause binds all parties to this Residency Agreement and their spouse, heirs, representatives, executors, administrators, successors, and assigns, as applicable. After termination of this Residency Agreement, this arbitration clause shall remain in effect for the resolution of all claims and disputes that are unresolved as of that date.

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C. Insurance. The Resident is responsible for maintaining at all times his or her own insurance coverage, including health, personal property, liability, automobile (if applicable), and other insurance coverages in adequate amounts. This includes renter’s insurance. The Resident acknowledges that neither Sunrise nor the Owner is an insurer of the Resident’s person or property.

D. Maintenance and Repairs. The Resident acknowledges that he or she has had an opportunity to inspect the Suite and the Resident accepts the Suite in its “as is” condition. The Community will deliver and maintain the Suite in a fit and habitable condition and will maintain all common areas in a clean and structurally safe condition, and will maintain all equipment, appliances, and fixtures, other than the personal property of the Resident, and all electrical, plumbing, heating, ventilating, and air conditioning equipment in good and safe working order and condition. Temporary interruption of such utility services may occur periodically due to factors outside of the Community’s control or due to repairs, maintenance or replacement of equipment.

E. Notices. Any notices to be given under this Residency Agreement will be deemed to have been properly given when delivered personally or when mailed by first class mail, postage prepaid, addressed as follows:

1. If to the Resident: addressed to the Suite or to such other address as the Resident may designate by notice.

2. If to the Community: addressed to the Executive Director of the Community or to such other address as the Community may designate in writing.

F. Assignment. The Resident’s rights and obligations under this Contract are personal to the Resident and cannot be transferred or assigned, without the prior written consent of the Community. The rights and obligations of the Community may be assigned to any person or entity, without the prior consent of the Resident. The Community may engage another person or entity to perform any or all of the services under this Contract.

G. Ownership Rights. The Resident has no ownership interest or proprietary right to the Suite, nor to the personal property, land, buildings, improvements or other Community facilities provided under this Residency Agreement. This Residency Agreement shall not be construed to be a lease or to confer any rights of tenancy or ownership in the Resident. The Resident’s rights under this Residency Agreement are subject to all terms and conditions set forth herein and subordinate to any mortgage, financing deed, deed of trust, or financing lease on Community premises. Upon request, the Resident agrees to execute and deliver any instrument requested by the Community or the owner or holder of any such document to affect the sale, assignment, or conveyance thereof, provided that by so doing the Resident shall not be required to prejudice his/her rights under this Residency Agreement.

H. Guests. The Resident’s guests shall at all times abide by the Community’s policies, including the Community Guidelines. The Community reserves the right to take appropriate enforcement action if the Community determines that the guest is failing to follow such Community policies. The Resident shall be responsible for the charges incurred by any actions of any guest. The Resident may have guests stay overnight in the Suite, in accordance with the Community Guidelines.

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I. Weapons. For the safety and well-being of all residents and staff, weapons, including, but not limited to guns and knives, are not to be brought into the Community at any time. This policy applies to Resident guests as well.

J. Arrangement for Guardianship or Conservatorship. If it appears that you may not be able to care properly for yourself or your property, and if you have made no other designation of a person or legal entity to serve as guardian or conservator then Sunrise may apply to a court of law to appoint a legal guardian or conservator. Alternatively, if other persons seek appointment as your legal guardian or conservator, Sunrise may be required to participate in such proceedings. You agree to pay all attorney’s fees and costs incurred by Sunrise in connection with such action(s).

K. Resident Rights. The Resident and Responsible Party(s) have been advised of and have received a copy of the “Statement of Resident Rights,” which is attached as Exhibit 5 and made part of this Residency Agreement.

L. Admission Policy. Residents are admitted to the Community without regard to race, color, creed, national origin, sex, religion or handicap.

M. Assurance of Confidentiality. The Community acknowledges that the Resident’s personal and medical information are confidential. The Community shall maintain the confidentiality of the Resident’s personal and medical information in compliance with state and federal law.

N. Examination of Records. A representative of the agency responsible for licensing the Community, or any agency acting under its guidance, may inspect the Resident’s records that are on file at the Community as a part of their evaluation of the Community.

O. Amendment. Subject to any provision of this Residency Agreement to the contrary, no modification, amendment, or waiver of any provision of this Residency Agreement will be effective unless set forth in writing and signed by the Sunrise area Director of Operations for the Region and the Resident.

P. Entire Agreement. This Residency Agreement, including the Exhibits hereto, and subject to Article V.T. below, constitutes the entire agreement between the parties and it supercedes all prior oral or written agreements, commitments, or understandings with respect to the matters provided for herein.

Q. Waiver. Neither delay nor failure in requiring strict compliance by the Resident with any of the terms of this Residency Agreement shall be construed to be a waiver by the Community of such term, or of the right to insist upon strict compliance by the Resident with any of the other terms of this Residency Agreement.

R. Severability. If any provision of this Residency Agreement is found invalid or otherwise unenforceable, the other provisions of this Residency Agreement shall remain binding and enforceable.

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S. Governing Law. This Residency Agreement, its construction, performance, the obligations and duties of the parties, and any claims or disputes arising from it will be governed by and construed in accordance with the laws of the state in which the Community is located.

T. Accuracy of Application Documents. As part of the Resident’s application to the Community, the Resident has filed with the Community an application form. The Resident warrants that all information contained in these documents and any other document supplied to the Community as part of the application process is true and correct, and the Resident understands that the Community has relied on this information in accepting the Resident for residency at the Community. Any misrepresentation or omission made by the Resident or on the Resident’s behalf, whether written or verbal, shall be grounds for the Community’s termination of this Residency Agreement upon thirty (30) days prior written notice to the Resident.

U. Advance Directives. It is the policy of the Community to ask all prospective residents if they have executed any “advance directives.” Advance directives can include a health care power of attorney, a living will, or other documents which describe the amount, level or type of health care the Resident would want to receive at a time when the Resident can no longer communicate those decisions to a doctor or other health professional. It also includes documents in which the Resident names another person who has the legal authority to make health care decisions for the Resident. If the Resident has executed any such documents, or if the Resident executes any such documents while living at the Community, it is the Resident’s responsibility to advise the Community’s staff of these documents, and to provide copies to the Community. If the Resident has such documents, and has provided copies of them to the Community, the Community will provide copies of the documents to other health care professionals who may be called to assist the Resident with his/her health care needs. If the Resident executes such documents, and later changes or revokes them, it is the Resident’s responsibility to inform the Community, so that the Community can assist the Resident in communicating the Resident’s health care choices to other professionals.

V. Review of Documents and Policies. The Resident and the Responsible Party named in this Residency Agreement acknowledge(s) that they have received copies of, and have reviewed, this Residency Agreement between the Community and the Resident and all exhibits. The Resident and the Responsible Party further acknowledge(s) that the Community has explained to him/them the Community’s policies and procedures for implementing residents’ rights and responsibilities, including the grievance procedure (attached as Exhibit 4) and the Resident has been offered the opportunity to execute advance directives.

W. Family Visits and Other Communication. Family members may visit the Community at any time that is mutually convenient for them and the Resident. It is the policy of this Community to openly communicate with residents and families on a regular basis, including personal phone calls, Community newsletters, family nights, resident council meetings, and resident service plan meetings.

X. Responsibility for Third Party Contractors/Health Services. The Resident has the right to receive services from third-party contractors consistent with the Community’s policies and state law. All third-party contractors must comply with the Community’s rules and policies. The Community has no responsibility to screen third party contractors and the Community is not

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responsible for care provided by third-party contractors to the Resident. The Resident shall indemnify the Community and its owners, directors, agents, employees and contractors against any losses, costs, expenses, claims, liabilities, damages, or judgments, including without limitation, legal fees, court costs, expert fees, and similar expenses incurred, which may be asserted against, imposed upon or incurred by the other party as a result of the negligence or intentional conduct of the third-party contractor. The Community reserves the right to bar any third-party contractor from the Community.

The Resident hereby indemnifies, holds harmless and releases the Community and its owners, directors, agents, employees, and contractors from any and all liability, cost, and responsibility for injury and damage, including attorneys’ fees, arising from the Resident’s failure to obtain, or from the failure of others to furnish, nursing, health care or personal care services, and from all injury and damages which could have been avoided or reduced if such services had been obtained or furnished or as a result of the Resident/Responsible Party’s negligence, intentional wrongdoing or breach of his/her contractual obligations.

ARTICLE VI

Services Available to Residents at the Community

A. Services Available at the Community. The services and programs described in the following pages of this Residency Agreement are available to residents, as determined by the Community following the Assessment process described in Article I.

B. Services Not Provided by The Community. The Community does not provide any services not described in this Residency Agreement. However, certain services such as eyeglasses, dentures, podiatric care, psychiatric consultation, physical therapy, speech therapy, and occupational therapy, private duty care givers, prescription medications, physician services, prosthetic devices and mechanical aides in some cases may be arranged through the Community. Any such services and items will be billed to the Resident by the third party provider.

C. Emergency Services. The Resident authorizes the Community to obtain emergency health care services for the Resident, at the Resident’s expense, whenever, in the Community’s sole discretion, such emergency services are deemed necessary. The Community shall notify any Responsible Party, as soon as possible after such emergency where health care services have been provided.

D. Transfer to Facility Providing Higher Level of Care. If the Resident needs care beyond what can be provided in the Community, the Resident and any Responsible Party shall, upon written notification from the Community, make arrangements for transfer to an appropriate care setting.

E. Review of Documents and Policies. You acknowledge that you have received a copy of, and have reviewed, this Residency Agreement as well as the following specific information:

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ii.	The Community’s policies and procedures for implementing Resident Rights (attached as Exhibit 5);

iii.	The Resident Grievance Procedure (attached as Exhibit 4);

iv.	Article V(B) of this Residency Agreement titled “Grievance Procedure / Conflict Resolution / Arbitration”.

You acknowledge that the Community has explained the terms of this Residency Agreement to you. You agree to the terms of this Residency Agreement by signing in the space provided below:

IN WITNESS WHEREOF, the parties have executed this Residency Agreement effective as of the date first written above.

RESIDENT:	RESPONSIBLE PARTY:

Signature	Signature

Print Name	Print Name

SECOND RESIDENT (if applicable):	RESPONSIBLE PARTY:

Signature	Signature

Print Name	Print Name

SUNRISE:

Signature

Executive Director

Please also execute all of the Exhibits to this Residency Agreement.

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EXHIBIT 1

YOUR SUITE AND FEES

Name of Resident:

Suite #:                                                                                                                                                             Occupancy Date:

Base Fees
Assisted Living Suite	$ /day
Reminiscence Suite	$ /day
Edna’s Place Suite	$ /day
Avon Place Suite	$ /day

Service Level Fees
Assisted Living Plus	$ /day
Assisted Living Plus Plus	$ /day
Reminiscence Program Fee	$ /day
Reminiscence Plus	$ /day
Reminiscence Plus Plus	$ /day
Terrace Club Program Fee	$ /day
Terrace Club Plus	$ /day
Edna’s Place Program Fee	$ /day
Edna’s Place Plus	$ /day
Avon Place Program Fee	$ /day
Avon Place Plus	$ /day
Enhanced Care	$ /day

Medication Management	$

Level 1 Level 2

Total Daily Fee:	$ /day
Move-in Fee:	$

Effective Date:

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EXHIBIT 1-A

SECOND RESIDENT’S FEES

Name of Second Resident: _____________________

Occupancy Date: _________________

Base Fees
Assisted Living Suite	$ /day
Reminiscence Suite	$ /day
Edna’s Place Suite	$ /day
Avon Place Suite	$ /day

Service Level Fees
Assisted Living Plus	$ /day
Assisted Living Plus Plus	$ /day
Reminiscence Program Fee	$ /day
Reminiscence Plus	$ /day
Reminiscence Plus Plus	$ /day
Terrace Club Program Fee	$ /day
Terrace Club Plus	$ /day
Edna’s Place Program Fee	$ /day
Edna’s Place Plus	$ /day
Avon Place Program Fee	$ /day
Avon Place Plus	$ /day
Enhanced Care	$ /day

Medication Management	$

Level 1 Level 2

Total Daily Fee:	$ /day
Move-in Fee:	$

Effective Date: _______________

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EXHIBIT 2

SCHEDULE OF COMMUNITY FEES

A. Schedule of Fees. The fees for all of the various services and products offered by the Community are as follows:

Base Fees (starting from)
Assisted Living Suite	$ /day
Reminiscence Suite	$ /day
Edna’s Place Suite	$ /day
Avon Place Suite	$ /day

Service Level Fees
Assisted Living Plus	$ /day
Assisted Living Plus Plus	$ /day
Reminiscence Program Fee	$ /day
Reminiscence Plus	$ /day
Reminiscence Plus Plus	$ /day
Terrace Club Program Fee	$ /day
Terrace Club Plus	$ /day
Edna’s Place Program Fee	$ /day
Edna’s Place Plus	$ /day
Avon Place Program Fee	$ /day
Avon Place Plus	$ /day
Enhanced Care* (starting from)	$ /day

Medication Management	$

Level 1 Level 2

Move-in Fee:	$

Effective Date: _______________

*	Enhanced Care fees are variable, depending on the needs of the resident as determined by the resident’s assessment score.

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EXHIBIT 3

SCHEDULE OF THE COMMUNITY’S ADDITIONAL AMENITIES

Additional Amenities

1.

Assistance with Resident requested special maintenance projects, such as hanging pictures, furniture assembly, etc. beyond that maintenance required by this Residency Agreement. The use of outside contractors or handyman services is not permitted without prior written approval of Community.

$ /day
2.	Housekeeping services in addition to those included as part of the Assisted Living Services	$ /day
3.	Transportation for personal trips, scheduled in advance by the Resident. The hours that transportation is available for scheduling will be determined by Community.	$ /hour
4.	Rental furniture	$ /month
5.	Guest meals	$ /breakfast
$ /lunch
$ /dinner
6.	Barber and Beauty services	$
7.	Dry cleaning	$
8.	Continence Products	$
Level 1 Level 2 Level 3
9.	The View Programming Fee	$
10.		$
11.		$
12.		$
13.		$

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EXHIBIT 4

RESIDENT GRIEVANCE PROCEDURE

The Community encourages all residents and family members to express their complaints about the Community and to suggest remedies or improvements in its policies and services. The Community will try to be responsive to reasonable concerns and suggestions. We also encourage residents and family members to let staff know when services and policies are satisfactory and should continue unchanged.

PROCEDURES:

The Community team members are expected to listen courteously and respectfully to complaints. If team members are able to do so, they will attempt to explain the reason for the procedure or incident in question. If you are not satisfied, team members will explain the Community’s steps for making a complaint which are as follows:

1.

Discuss the concern or complaint with the Executive Director of the Community. If there is no resolution to the matter or you do not feel comfortable discussing the matter with the Executive Director, then,

2.	Discuss the concern or complaint with the area Director of Operations for the Community, , whose voicemail number is . If there is no satisfaction at that point, then,

3.	Contact the Area Vice-President of Operations, whose voicemail number is . If there is no satisfaction at that point, then

4.	Contact the Sunrise Senior Living National Office Customer Service Center to express the complaint at 1-800-929-4124. If you are still unsatisfied then,

5.	Contact the following agencies:

State Licensing Authority	Ombudsman
Department of Social Services	California State Long Term Care
Telephone Number: (916) 324-4031	Ombudsman
Toll-Free Number: (800) 321 -4042

Another way to air grievances is through the monthly Resident Council meetings.

At no time will any team member of the Community take any improper action against a resident for making a complaint, whether or not the complaint is valid. The Community will consider dismissing any employee who is found to be threatening, ignoring, humiliating, retaliating, or discriminating against residents who voice complaints.

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EXHIBIT 4 (CONT.)

Whenever any team member observes what appears to be a violation of resident rights or a violation of any of the laws and regulations under which the Community must operate, whether or not a resident has actually voiced a complaint, the team member is immediately expected to correct the situation, if possible. If the team member is unable to do so, he/she is to bring the problem to the attention of the Executive Director or Administrative Team Member on Call who will ensure corrective action and, when required, notify authorities.

RESIDENT/ RESPONSIBLE PARTY:	SECOND RESIDENT/ RESPONSIBLE PARTY:

(Signature)	(Signature)

(Print Name)	(Print Name)

(Date)	(Date)

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EXHIBIT 5

RESIDENT RIGHTS

Each resident shall have personal rights which include, but are not limited to, the following:

(1) To be accorded dignity in his/her personal relationships with staff, residents, and other persons.

(2) To be accorded safe, healthful and comfortable accommodations, furnishings and equipment.

(3) To be free from corporal or unusual punishment, humiliation, intimidation, mental abuse, or other actions of a punitive nature, such as withholding of monetary allowances or interfering with daily living functions such as eating or sleeping patterns or elimination.

(4) To be informed by the licensee of the provisions of law regarding complaints and of procedures to confidentially register complaints, including, but not limited to, the address and telephone number of the complaint receiving unit of the licensing agency.

(5) To have the freedom of attending religious services or activities of his/her choice and to have visits from the spiritual advisor of his/her choice. Attendance at religious services, either in or outside the facility, shall be on a completely voluntary basis.

(6) To leave or depart the facility at any time and to not be locked into any room, building, or on facility premises by day or night. This does not prohibit the establishment of house rules, such as the locking of doors at night, for the protection of residents; nor does it prohibit, with permission of the licensing agency, the barring of windows against intruders.

(7) To visit the facility prior to residence along with his/her family and responsible persons.

(8) To have his/her family or responsible persons regularly informed by the facility of activities related to his/her care or services including ongoing evaluations, as appropriate to the resident’s needs.

(9) To have communications to the facility from his/her family and responsible persons answered promptly and appropriately.

(10) To be informed of the facility’s policy concerning family visits and other communications with residents. The policy shall encourage regular family involvement and provide ample opportunities for family participation in activities at the facility.

(11) To have his/her visitors, including ombudspersons and advocacy representatives permitted to visit privately during reasonable hours and without prior notice, provided that the rights of other residents are not infringed upon.

(12) To wear his/her own clothes; to keep and use his/her own personal possessions, including his/her toilet articles; and to keep and be allowed to spend his/her own money.

(13) To have access to individual storage space for private use.

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EXHIBIT 5 (CONT.)

(14) To have reasonable access to telephones, to both make and receive confidential calls. The licensee may require reimbursement for long distance calls.

(15) To mail and receive unopened correspondence in a prompt manner.

(16) To receive or reject medical care, or other services.

(17) To receive assistance in exercising the right to vote.

(18) To move from the facility.

PERSONAL RIGHTS

EXPLANATION: The California Code of Regulations, Title 22 requires that any person admitted to a facility must be advised of his/her personal rights. Facilities licensed for seven (7) or more are also required to post these rights in areas accessible to the public. Consequently, this form is designed to meet both the needs of persons admitted to facilities and the facility owners who are required to post these rights.

This form describes the personal rights to be afforded each person admitted to a facility. This form also provides the complaint procedures for the resident and the residents responsible person. The facility staff, residents responsible person or conservator must explain these rights in a manner appropriate to the residents ability.

This form is to be reviewed, completed and signed by each resident, and/or responsible person (if any), or conservator upon admission to the facility. The resident and/or responsible person or conservator also has the right to receive a completed copy of the originally signed form. This originally signed copy shall be retained in the residents file, which is maintained by the facility.

RESIDENT OR CONSERVATOR AND RESPONSIBLE PERSON

Upon satisfactory and full disclosure of the personal rights, complete the following:

I/we have been personally advised and have received a copy of the personal rights contained in the California Code of Regulations, Title 22.

(PRINT THE NAME OF THE FACILITY)	(PRINT THE ADDRESS OF THE FACILITY)

(PRINT THE NAME OF THE RESIDENT)

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EXHIBIT 5 (CONT.)

(SIGNATURE OF THE RESIDENT)

(DATE)

(SIGNATURE OF THE RESPONSIBLE PERSON OR CONSERVATOR)

(TITLE OF THE RESPONSIBLE PERSON OR CONSERVATOR)

THE RESIDENT AND/OR THE RESPONSIBLE PERSON OR CONSERVATOR HAS THE RIGHT TO BE INFORMED OF THE APPROPRIATE LICENSING AGENCY TO CONTACT REGARDING COMPLAINTS, WHICH IS:

NAME

ADDRESS

CITY	ZIP CODE

AREA CODE/TELEPHONE NUMBER

To report known or suspected elder abuse, contact the Statewide Ombudsman Toll Free 24-hour CRISIS line at 1-800-231-4024. Local Ombudsman’s Office Telephone Number ____________________.

RESIDENT/ RESPONSIBLE PARTY:	SECOND RESIDENT/ RESPONSIBLE PARTY:

(Signature)	(Signature)

(Print Name)	(Print Name)

(Date)	(Date)

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EXHIBIT 6

RESPONSIBLE PARTY CONTRACT

THIS CONTRACT is entered into as of this              day of                     ,             , by and among                                  (hereinafter referred to as the “Resident”);                                  (the “Responsible Party”) and Sunrise Senior Living Management, Inc., (“Sunrise”), Manager for Owner.

WHEREAS, the Resident desires to live in the suite, or already lives in the suite (the “Suite”) identified in an Contract between Sunrise and the Resident (the “Residency Agreement”), of which this Contract is made a part thereof; and

WHEREAS, Sunrise is willing to enter into the Residency Agreement if the Resident identifies an individual who is willing to provide certain assistance to or on behalf of the Resident in the event that such assistance is necessary, and who is willing to pay the Resident’s financial obligations to Sunrise under the Residency Agreement in the event that the Resident does not make payments when due; and

WHEREAS, the Responsible Party has agreed to provide such assistance and to pay such obligations if and as necessary.

In consideration of the foregoing, the parties agree as follows:

1.	In the event that the condition of the Resident makes such assistance necessary or advisable, the Responsible Party, upon the request of the Community, will:

a)	Participate as needed with the Community staff in evaluating the Resident’s needs and in planning and implementing an appropriate plan for the Resident’s care;

b)	Assist the Resident as necessary to maintain the Resident’s welfare and to fulfill the Resident’s obligations under the Residency Agreement;

c)	Assist the Resident in transferring to a hospital, nursing home, or other medical facility in the event that the Resident’s needs can no longer be met by the Community;

d)	Assist in removing the Resident’s personal property from the Apartment/Suite when the Resident leaves the Community;

e)	Make necessary arrangements, or assist the legally responsible person in making necessary arrangements, for funeral services and burial in the event of death.

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2.

In the event that the Resident fails to pay any amount or amounts due to the Community under the Residency Agreement, the Responsible Party hereby agrees to pay the Community all amounts due from the Resident under the Residency Agreement, as it may be amended from time to time, including any amounts resulting from increases in fees or charges authorized by the Residency Agreement. The Responsible Party agrees to pay the Community within thirty (30) days of receiving each notice from the Community of nonpayment by the Resident.

3.	The Responsible Party acknowledges that he/she has received and has reviewed a copy of the Residency Agreement, and has had an opportunity to ask any questions the Responsible Party may have.

IN WITNESS WHEREOF, the undersigned have duly executed this Contract, or have caused this Contract to be duly executed on their behalf, as of the day and year first above written.

Sunrise:	Responsible Party

Signature	Signature

Executive Director
(Title)	(Print Name)

(Name of Community)	(Address)

(Date)	(Date)

Social Security Number

Resident’s Name

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EXHIBIT 7

CONSENT TO PHOTOGRAPH

Sunrise was founded on the belief that human life is sacred — each person deserves to be treated with the utmost dignity and respect. At times photographic images of residents are required to ensure their safety and / or enhance their Sunrise experience.

Because Sunrise desires to ensure that each resident is able to exercise the right to make his or her own choices, this Consent to Photograph authorizes Sunrise Senior Living Management, Inc. and/or Sunrise Senior Living Services, Inc. (collectively referred to herein as “Sunrise”) to act according to your wishes With respect to photographs.

I,                                 , consent to photographs of                                 , being used for the following reason(s):

☐

Identification purposes intended to assist in the delivery of care and/or dietary services in order to ensure my best interests and needs are met. I understand that these images will be treated by the Community as confidential.

☐

Recognition of anniversary, birthday, celebrations and events attended while living as a Sunrise resident. I understand that these images may be placed in a photo album and/or posted online at www.SunriseConnected or other Sunrise web site, to enable my family and others to enjoy seeing the celebrations and events provided.

I release and hold harmless Sunrise and any affiliated companies and businesses as well as their employees, officers, directors and agents from any and all claims arising from the use of             ’s, photograph as authorized above.

Resident Name (please print)

Responsible Party, Attorney in Fact or Guardian Name — if applicable (please print)

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SCHEDULE A

A.	TERMINATION BASED ON LICENSURE FORFEITURE OR COMMUNITY CLOSURE

1. Upon sixty (60) Days Written Notice. Community may terminate this Residency Agreement upon sixty (60) days’ prior written notice to the Resident and any Responsible party, if the following events occur:

(a) Community’s license is forfeited because of a sale or transfer of the Community or its property, surrender of the license, or abandonment of the Community in accordance with Health and Safety Code Sections 1569.19(a), (b) or (f); or

(b) Change of use of the facility.

2. Notice. If Community terminates this Residency Agreement under this Section A, the Resident and any Responsible Party, shall receive a notice of the reason for the termination, with specific facts to permit a determination of the date, place, witnesses, and circumstances concerning the reasons. The notice will also include a copy of your current Assessment, your relocation evaluation prepared by Community (see Section 6 below), a list of referral agencies, and an explanation of the Resident and any Responsible Party’s right to contact the California Department of Social Services (“DSS”) to investigate the reasons given for the termination. Community will send to DSS a written report of the termination within five (5) days after issuing the termination notice.

3. Refund of Community Fee.

(a) If Community terminates this Residency Agreement under this Section, the first five hundred dollars ($500) or less of the Community Fee that you paid to Community is non-refundable. The remainder of the Community Fee paid (that is, after deducting $500 (thereinafter referred to as the “balance”)) is refundable to the Resident and any Responsible Party on the following basis:

(i) a full refund of the balance if the Community Fee was paid within six months of the notice of termination.

(ii) a seventy five (75) percent refund of the balance if the Community fee was paid more than six months but not more than twelve months before the notice of termination.

(iii) a fifty (50) percent refund of the balance if the Community Fee was paid more than twelve months but not more than eighteen months before the notice of termination.

(iv) a twenty five (25) percent refund of the balance if the Community fee was paid more than eighteen months but less than twenty five months before the notice of termination.

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(b) You shall not be entitled to a refund of the Community fee, or any part thereof, if you paid it twenty five (25) months or more before the notice of termination.

4. Timing of Refund/Credit. Any refund due under Section 3 above shall be paid to you within fifteen (15) days of issuing the notice of termination. Instead of receiving a refund due under Section 3 above, Community shall, at your request, give you a credit toward your Monthly Fee payment obligation in an amount equal to the refund due under Section 3 above.

5. Refund of Prepaid Monthly Fee. Following termination of this Residency Agreement under this Section A, Community will pay the Resident and any Responsible Party a proportional per diem amount of any prepaid Monthly Fee. The Resident and any Responsible Party shall receive the refund on the date you move out of the Community and vacate your Suite (see Article V (H) Refunds and (I) Removal of Personal Property), provided you submit a written request to Community to receive such refund on that date at least five (5) days before your scheduled move-out date. Otherwise, the Resident and any Responsible Party shall receive such refund within seven (7) days from the date that you leave the Community and your Suite is vacated (see Article V (H) Refunds and (I) Removal of Personal Property).

6. Relocation Evaluation. If Community terminates Residency Agreements under this Section A, it will take all reasonable steps to transfer affected residents safely and to minimize possible transfer trauma. Before you receive a termination notice under Section 2 above, Community will prepare a relocation evaluation of your needs. Your relocation evaluation shall include recommendations on the type of facility that would meet your present needs based on your current Assessment and a list of those type of facilities that are located within a 60-mile radius of the Community. Community shall discuss your relocation evaluation with the Resident and any Responsible Party within thirty (30) days of issuing the notice of termination under Section 2.

7. Closure Plan. If Community plans to terminate the residency of seven (7) or more residents under Section 1 above, Community shall submit a proposed closure plan in accordance with Health and Safety Code Section 1569.682(b) to DSS for approval. Community will not accept new residents or enter into new Residency Agreements after it submits the closure plan to DSS. Until such time that DSS approves the closure plan, Community shall not issue a notice of termination to any resident under Section 2 above or require any resident to transfer. Upon approval by DSS, Community shall send a copy of the closure plan to the local ombudsperson program and commence issuing termination notices under Section 2 above.

8. Notice to DSS and Ombudsperson. Community shall submit a final list of names and new locations of all transferred residents to DSS and the local ombudsperson program within ten (10) days of the date that the final resident is transferred from the Community.

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CARE PROGRAMS AND SERVICES

ASSISTED LIVING

The Community’s Assisted Living Program consists of reminders, supervision and/or hands on assistance with certain activities of daily living. Such services are offered at Assisted Living Plus, Assisted Living Plus Plus and Enhanced Care, depending on the nature and extent of services provided.

REMINISCENCE PROGRAM

The Community’s Reminiscence Program (“Reminiscence Program”) is designed for residents who have a diagnosis of Alzheimer’s Disease, dementia or related disorders or who have similar care needs. The Reminiscence Program is offered in a specially designed Reminiscence Neighborhood. The Reminiscence Program is offered at different levels, depending on the nature and extent of services provided.

TERRACE CLUB

The Terrace Club is a specially designed program for residents who have, or are concerned about, early memory loss. It is offered as an addition to the Assisted Living program and included two service levels.

AVON PLACE

Avon Place is a specially designed neighborhood in the Community with programming designed for residents with early to mid stage memory loss usually associated with Alzheimer’s disease or related disorder such as dementia. It is offered at a “Base” level and a “Plus” level, depending on the nature and extent of services provided.

EDNA’S PLACE

Edna’s Place consists of a cluster of suites within the Reminiscence Neighborhood and incorporates design features, therapeutic programs and closely supervised activities for residents who have higher level needs due to more severe cognitive impairment such as late stage memory loss or Alzheimer’s Disease. Edna’s Place is offered at a “Base” level, and a “Plus” level, depending on the nature and extent of services provided.

MEDICATION ASSISTANCE PROGRAM

The Medication Program is available to those residents who may require help with their medications. Medication assistance is subject to state law but may include the following: a) reminding the resident of the time to take medication; b) reading the medication label to the

30

resident; c) checking the dosage of self administered medication against the container label; and d) physically assisting the resident in pouring or otherwise taking the medication. If the resident is able to self-administer his/her own medications, the medications must be kept in a locked box or area (at Resident’s expense) in the Resident’s Suite.

The Community’s Medication Program requires the use of a uniform medication packaging system. The Resident may purchase medications from a pharmacy that has contracted with the Community, or the Resident can provide written notice to the Community that he/she will obtain medications from another pharmacy. While the Resident is free to select any pharmacy, the pharmacy must provide medications in a manner consistent with the Community’s system in order for the Resident to participate in the Medication Program.

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REFERRAL DISCLOSURE ADDENDUM

This is to advise you that, in the ordinary course of business, Sunrise communities develop relationships with local and national organizations that may lead to referrals and move-ins. It is just one of many ways of ensuring that residents who need care locate the appropriate setting to meet their needs. In some cases, if allowed by law, the referral source may require compensation from the Community if a resident whom they referred moves into the Community. The majority of move-ins are not the result of compensated referrals. Payment of a fee has no effect on a resident’s stay at our community.

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RESPITE STAY ADDENDUM

THIS RESPITE STAY ADDENDUM (this “Addendum”) is entered into as of this              day of                     , 20    , by and between: (i) Sunrise and (ii)                                                                   (“you” or “Resident”).

WHEREAS, the Resident desires to reside at the Community for a temporary respite stay (the “Respite Stay”); and

WHEREAS, the Resident and the Community have entered into a Residency Agreement dated                     , 20     (the “Residency Agreement”), as amended herein.

NOW THEREFORE, the Resident and the Community agree as follows:

1. Article IV.A. of the Residency Agreement is hereby amended as follows: Resident shall reside at the Community for the period commencing on                     , 20     and terminating no later than                     , 20__.

2. The Move-in Fee referred to in Article III.B. of the Residency Agreement shall be waived during the Resident’s Respite Stay.

3. Article III. of the Residency Agreement is amended to add the following:

L. Respite Stay Daily Fee. During the Respite Stay, the Resident shall pay a daily fee in the amount of $             (the “Respite Stay Daily Fee”).

4. In the event that Resident becomes a permanent resident of the Community, Resident shall be responsible for payment of the Move-in Fee upon the first day of such permanent residency. A portion of the Respite Stay Daily Fee, in the amount of $            , is referred to as the Respite Premium Fee. Resident’s Move-In Fee shall be credited by the amount of the Respite Premium Fee paid over the course of the Respite stay, up to the full amount of the Move-in Fee. For example, if the Resident pays a Respite Premium Fee of $25.00 to the standard room rate for a Respite Stay of 10 days, the Resident will receive a Respite Premium credit of $250 towards the Move-in Fee.

5. Except as modified herein, all of the other terms and conditions of the Residency Agreement remain in full force and effect.

(Signatures are on the following page)

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IN WITNESS WHEREOF, the parties have executed this Addendum effective as of the date first written above.

SUNRISE

Signature

Executive Director

Date

RESIDENT	RESPONSIBLE PARTY

Signature	Signature

Print Name	Print Name

Date	Date

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PET ADDENDUM

The Community consents to the Resident keeping in the Suite the household pet described as follows (the “Pet”):

_____________	Kind and breed

_____________	Name

_____________	Color

_____________	Height (maximum height permitted is 18”)

_____________	Weight (maximum weight permitted is 30 lbs.)

_____________	Age

The Resident will provide the Community a photograph of the Pet at the time this Addendum is executed.

A. Responsibilities of the Resident. The Resident will keep the Pet in the Suite, except when walking the Pet, if applicable, or transporting it to and from the Suite. The Resident will not allow the Pet in building lobbies or in common residential area, other than to transport the Pet to and from the Suite. The Resident will walk and curb the Pet only in areas designated by the Community and will be responsible for cleaning up after the Pet. When the Pet is not in the Suite, the Resident will keep it on a leash no longer than five feet or in a cage or other appropriate closed and ventilated container, and in the control of the Resident. If the Pet is a bird, the Resident will keep it caged both in and out of the Suite. If the Pet is a dog or cat, the Resident will ensure that it wears a collar with appropriate identification (including the Resident’s telephone number) at all times that it is out of the Suite.

The Resident will comply with all vaccination and licensing requirements applicable to the Pet, showing proof of this upon request, and will comply with appropriate standards of care, treatment, and grooming. The Resident will be responsible for the health, welfare, and proper care of the Pet. The Resident will ensure that the Pet does not disturb the right of other residents to the peaceful enjoyment of their Suites and of the common areas. The Resident will not leave the Pet unattended when the Pet is not in the Suite.

The Resident will be liable for any personal injury or property damage caused by the Pet that is suffered by the Community, its employees or agents, other residents, guests, or invitees. The Resident will pay all costs and expenses, including reasonable attorneys’ fees and court costs incurred by the Community in enforcing any liability of the Resident under this Addendum.

B. Term and Termination. This Addendum will continue until the Residency Agreement between the Resident and the Community is terminated, unless either party terminates this Addendum for any reason by giving seven (7) days prior written notice to the other party. The Community may terminate this Addendum upon twenty-four (24) hours notice in the event the Resident breaches any of the Resident’s obligations under this Addendum. In the event that the Pet

35

is left unattended for more than twenty-four (24) hours, or if the Community determines that the Resident, for any reason, is unable to care for the Pet, the Community reserves the right to arrange for the Pet to be delivered to:

(Sponsor)

or to such other individual or agency as the Community determines to be appropriate. The Resident will pay all costs of delivery, feeding, care, treatment, and housing of the Pet. The Resident acknowledges that the Resident has no right to keep a pet except to the extent expressly permitted by this Addendum, and that the Community reserves the right to withdraw its consent to the Resident keeping the Pet at any time by terminating this Addendum as permitted above.

Community

Date: ___________________	By:
Title:

Resident / Responsible Party:

Date: ___________________
Signature

Title

Resident / Responsible Party:

Date: ___________________
Signature

Title

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MOTORIZED VEHICLE ADDENDUM

RULES FOR MOTORIZED VEHICLES

This Exhibit is hereby attached to and becomes a part of the attached Residency Agreement by and between the Community and the Resident dated                          20      .

The Resident and the Community agree that the Resident shall be entitled to use a motorized vehicle in the Community so long as this Residency Agreement remains in force upon the following terms.

Any Resident who wishes to operate an electric wheelchair, motorized cart or similar device (a “Motorized Vehicle”) at the Community must register with the Community and follow the Rules presented below. The Rules governing Motorized Vehicle use are designed to protect residents and staff.

To complete registration, the Resident must submit to the Executive Director a written statement indicating that the Resident’s need for use of a Motorized Vehicle is due to the Resident’s disability.

A. Resident acknowledges responsibility for any damage or injury caused by use of the Motorized Vehicle. The Community encourages Residents to purchase liability insurance that covers Residents for any injury or damaged caused by Residents’ Motorized Vehicles. Without such insurance, Residents may be personally liable for substantial amounts of money plus attorneys’ fees.

B. The Community will review with the Resident how to properly operate the scooter, i.e start, stop, and understand the turning capabilities of the scooter. The use of the Motorized Vehicle may be restricted, if it becomes evident to the Community’s leadership that the use of the Motorized Vehicle constitutes a direct threat to the health or safety of others or result in substantial physical damage.

C. No Motorized Vehicle shall be operated at the Community at a speed that exceeds a normal walking pace, estimated at 2 miles per hour.

D. The Resident must operate the Motorized Vehicle at the lowest possible speed and then transfer to a dining chair for the meal, due to the Motorized Vehicle blocking ingress and egress. For the safety of residents and staff, staff will park the Motorized Vehicle in the dining room foyer during the meal. The Community will consider modifications of this Rule if the Resident’s medical condition precludes transfer to a chair.

E. The Motorized Vehicle must be operated at all times in a safe manner and with due care to avoid causing any personal injury or property damage. The Resident must be particularly careful to avoid persons who are entering or leaving their Suites.

F. The Motorized Vehicle should be driven in the center of the hallway. The Resident must stop at hallway intersections, look both ways and make sure it is clear before slowly proceeding through the intersection.

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G. The Motorized Vehicle must not be left unattended near any entrances, exits or intersections. When the Resident retires to his or her Suite, he or she must also bring the Motorized Vehicle inside.

H. Residents requesting any reasonable accommodation in the Community’s Rules shall submit a written request to the Executive Director.

DATED:
Resident

Executive Director

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Exhibit A-2

Form of Residency Document (Colorado)

(see attached)

PREAMBLE

The purpose of this Residency Agreement is to provide a statement of the services that will be provided to you and the legal obligations that the Community will be assuming. This Residency Agreement also sets forth your obligations to the Community, both financial and non-financial. Your residence is identified by the suite number in Exhibit 1 of this Residency Agreement. You may move into your suite (the “Suite”) as of the date (the “Occupancy Date”) listed in Exhibit 1.

ARTICLE I

Resident Evaluation

A. Qualification for Residency. The Community may only accept or retain an individual to be a resident if management determines, in its sole discretion, it is able to provide appropriate services and the individual meets the requirements set forth by state law. The Community is not required to admit or retain the Resident or to contract with the Resident for services, if the Community determines, in its sole discretion, that it cannot meet the Resident’s needs or the Resident fails to meet the requirements as set forth by law.

B. Physician’s Report. Prior to move-in, the Resident will provide the Community a completed Physician’s Report (the “Physician’s Report”) on a form provided by the Community. This Report will include a physical examination conducted within thirty (30) days prior to move-in and must demonstrate that the Resident meets criteria for residency. After move-in, the Community may require a Physician’s Report, acceptable to the Community, following any hospitalization, when the Community determines that the Resident’s health condition warrants, or as required by law.

C. Psychiatric Examination. In addition to the Physician’s Report, the Community may require a report of a current psychiatric examination (the “Psychiatric Examination”) prior to move-in if the Resident is taking psychotropic drugs, or has a history of aggressive behavior, to determine if the Resident’s needs can be met in an Assisted Living Program and to assist in the Resident’s care plan. After move-in, the Community may require a psychiatric consultation when the Community, along with the Resident’s personal physician, determines that the Resident’s health condition warrants. Failure to comply with the request for a consultation after move-in may result in a termination of this Residency Agreement.

D. Assessment. The level of assisted living services required by the Resident is determined through an assessment (“Assessment”) of the Resident. The Assessment is performed by designated team members and includes an evaluation of each Resident’s specific needs. It covers areas such as: mobility, skin care, eating habits, oral hygiene, continence, cognitive behavior, and medication. This Assessment, along with the Physician’s Report, provides the basis for identifying the Resident’s Service Level.

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The Assessment is performed when the Resident desires to move into the Community, and is performed again (i) when additional assisted living services may be needed, (ii) upon the Resident’s change in condition or (iii) upon a Resident’s return from the hospital or other care facility. The Resident, his/her family, and any Responsible Party named in this Residency Agreement will be informed of changes in the Resident’s condition and any additional assisted living services needed, and are encouraged to participate in the review, assessment, and care plan process.

E. Resident Service Plan. A Service Plan will be developed based on the Physician’s Report, the Psychiatric Examination (if applicable) and the Assessment. The Resident’s service plan will be developed with the Resident and/or any individual the Resident designates, including any Responsible Party. The service plan will outline the services the Resident is to receive.

F. Change in Resident’s Condition. If the Resident’s condition changes so that the previously assessed level of services is no longer appropriate, the Community will reevaluate the Resident’s needs to determine which level of service is appropriate and notify the Resident/Responsible Party of such reevaluation. The rate charged will vary according to the level of service provided. Should the Resident wish to decrease the services received, prior approval from the Community is required. Changes in services provided will be reflected in a revised service plan.

G. Notification of Third Parties. In the event that the Resident requires emergency services or experiences a significant change in condition, the Community will attempt to contact the Responsible Party or other individual designated by the Resident, within twelve (12) hours. The Resident is responsible for ensuring that the Community has current telephone numbers for the individuals to be notified.

ARTICLE II

Responsibilities and Representations of the Resident

A. The Resident will use the Suite only for residential dwelling purposes.

B. Smoking is not allowed in any Resident Suite. Smoking is only allowed in designated “Smoking Areas.” Whether to designate any Smoking Areas is within the sole discretion of the Community. The Community may require residents to be supervised when smoking.

C. A live-in companion is considered an additional person living in the Suite and is required to pay the Base Fee associated with the Resident’s Suite.

D. Resident agrees to maintain the Suite in a clean, sanitary and orderly condition. Resident will reimburse the Community for the repair or replacement of furnishings and fixtures in the Suite beyond normal wear and tear. In addition, Resident will reimburse the Community

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for loss or damage to real or personal property of the Community caused by pets or the negligence or willful misconduct of the Resident or the Resident’s agents, guests, or invitees.

E. Any damage to carpeting in the Resident’s Suite, other than normal wear and tear, including stains and/or odors due to incontinence or pets, will result in the carpet being professionally cleaned, repaired or replaced by the Community. The Community will have the right to determine whether the carpet needs to be repaired, cleaned, or replaced. The Resident shall be responsible for the cost of the repairing, cleaning, or replacing the carpet.

F. The Resident will not alter or improve the Suite without the prior written consent of the Community. Upon the termination of this Residency Agreement, the Resident will be required to return the Suite to the original condition at his/her own expense prior to the expiration of any applicable notice periods.

G. The Resident will notify the Community promptly of any defects in the Suite, common areas or in the Community’s equipment, appliances, or fixtures.

H. Community employees or agents may enter the Suite at any reasonable time in order to provide services to the Resident, to perform building inspection and maintenance functions, to show the Suite to prospective residents, and otherwise to carry out the Community’s obligations under this Residency Agreement. Resident shall allow entry into the Suite at any time to the Community’s employees or agents when they are responding to the medical alert system, fire alert system or other emergency. Community personnel will respect the Resident’s privacy and make their presence known (except in an emergency) when entering the Suite and will schedule the entry in advance whenever possible.

I. The Resident will vacate the Suite at the termination of this Residency Agreement, remove all of the Resident’s property, and deliver possession of the Suite and any furniture, equipment, appliances, and fixtures supplied by the Community, to the Community in good condition, ordinary wear and tear excepted. The Resident will pay the cost of removing and storing any property of the Resident remaining in the Suite after the termination of this Residency Agreement.

J. The Resident will comply with all guidelines established by the Community regarding resident conduct in the Community (the “Community Guidelines”), which shall be deemed incorporated herein. The Community Guidelines may be amended from time to time as the Community determines to be appropriate.

K. The Resident will not keep a dog, cat, bird, fish, or other pet of any kind in the Suite unless the Resident and Community have executed the Pet Addendum, available upon request.

L. If at any time the Resident wishes to use a motorized vehicle he/she must execute a Motorized Vehicle Addendum, available upon request.

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M. The Resident agrees to maintain his/her own personal physician.

N. The Resident and Responsible Party understand and agree that the Executive Director or designee may restrict an individual’s visitation rights or bar an individual from entering the Community if it is determined that the individual is disrupting the care of the Resident, the care of other residents or if the presence of the individual has a negative effect on a resident’s physical or psychosocial well being.

ARTICLE III

Financial Arrangements

A. Fees. The Resident will pay to the Community the fees indicated on Exhibit 1 and any Additional Amenities provided to the Resident at the fees indicated on Exhibit 3.

B. Move-in Fee. The Resident will pay to the Community a non-refundable Move-in Fee (the “Move-in Fee”) in an amount indicated on Exhibit 1, subject to the provisions of this Article III.B. The Move-in Fee covers administrative costs associated with the Resident’s move-in: the cost of performing the Resident’s comprehensive service level assessment including nursing, physician, pharmacy and social/activity evaluations: and preparation of the Resident’s individualized service plan. In addition, the Move-in Fee covers expenses associated with the upkeep and maintenance of the Community’s common areas and refurbishment of the Suite when the Resident vacates it upon termination of the Residency Agreement.

C. Special Assessments. The Community reserves the right to assess charges for special circumstances outside the Community’s control, such as sharp increases in costs of utilities or other necessary expenses. The Community shall provide the Resident at least thirty (30) days’ written notice (or such additional days’ notice as may be required by law) prior to the imposition of such special assessments.

D. Payment Schedule and Monthly Statement. Prior to or on the Occupancy Date, the Resident shall pay the Community an amount equal to the Total Daily Fee set forth in Exhibit 2. This payment shall be applied to Resident’s first month’s residence in the Community. If the Occupancy Date is on a day other than the first day of the month, the advance payment shall be prorated accordingly and the residual amount will be credited to the following month’s payment. Thereafter, the Community will provide to the Resident a monthly statement itemizing fees and charges and payments received, and showing the balance due. The Daily Fee shall be due in advance, on the first (1st) calendar day of each month.

E. Late Payment Charge. If the Resident’s account is not paid in full by the first of the month, a late payment charge will be assessed on the outstanding balance of one and one-quarter percent (1 1/4%) per month until paid. This periodic rate is equivalent to an annual percentage rate of fifteen percent (15%). The Resident will pay all costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the Community in collecting amounts past due under this Residency Agreement.

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F. Increases in Fees and Charges. Annual increases in the Resident’s then current Fees will be implemented on January 1st of each year. Notice of any increase in the Schedule of Fees (see Exhibit 2), will be provided to the Resident in writing thirty (30) days prior to the effective date of the increase. The Resident will pay all applicable new or increased fees and charges, unless the Resident terminates this Residency Agreement in accordance with Article IV of this Residency Agreement, effective prior to the effective date of the fee or charge increase. If the Community agrees at the request of the Resident to provide additional services, no advance notice requirement will apply to any fees or charges relating to such services.

A change in the level of service is not considered a change of fees or charges. Rather, it is an increase in services which are subject to the higher fees corresponding to those services. The Resident shall be responsible for the cost of the increased level of service when he/she begins receiving such services.

G. Fees During Resident Absence. During an absence from the Community, the Resident is responsible for payment of the Base Fee and all service level fees through the third day of absence. Beginning with the fourth day of absence, the Resident will not be responsible for service level fees above the Base Rate.

H. Suite Hold. During an absence from the Community, the Resident’s suite will be held for the Resident provided that, upon return, the Resident continues to meet the Community’s admission criteria and all fees and charges incurred by the Resident have been paid.

I. Double Occupancy. If two individuals are parties to this Residency Agreement, the second person fees, as listed in Exhibit 1-A, shall be applied. Both Residents shall be jointly and severally liable for all fees and charges incurred by each Resident. When two persons are parties to this Residency Agreement, and when one such person permanently vacates the Suite, the remaining resident shall have the option of:

•	Retaining the same Suite, with the understanding that a prospective resident may select that Suite for double occupancy; or

•	Retaining the same Suite and paying the fee applicable to private occupancy; or

•	Relocating to a single occupancy Suite, if available.

J. Refund Upon Closing. In the event the Community ceases to operate, the Resident will be entitled to a pro rata refund of any prepaid amounts for services covering the period after the building has closed.

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ARTICLE IV

Term and Termination

A. Term of Residency Agreement. This Residency Agreement shall commence on the effective date set forth on the Exhibits attached hereto (the “Effective Date”) and will continue on a month-to-month basis.

B. Non-Renewal. As a month-to-month Contract, Community may elect not to renew the Contract upon thirty (30) days notice to Resident.

C. Termination. The Community may terminate this Residency Agreement prior to the expiration of its term, upon thirty (30) days prior written notice (“Community Notice Period”) to the Resident and the Responsible Party for one of the following reasons, as determined by the Community:

1. The Resident:

a.	Does not meet the residency requirements established by the state

b.	Presents an imminent physical threat or danger to self or others;

c.	Is consistently, uncontrollably, incontinent of bladder unless the staff is capable of preventing the incontinence from becoming a health hazard;

d.	Is consistently, uncontrollably incontinent of bowel unless the Resident is totally capable of self care;

e.	Is totally bedfast with limited potential for improvement;

f.	Needs medical or nursing services on a 24-hour basis;

g.	Needs restraints as defined by state regulations;

h.	Has a communicable disease or infection unless the Resident is receiving medical or drug treatment for the condition;

i.	Fails to pay fees and charges when due, or breaches any representation, covenant, agreement, or obligation of the Resident under this Residency Agreement.

j.	Fails to accept additional services when it is in the best interest of the Resident to have these services provided to him/her;

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k.	Has health care needs that cannot be met in the Community, for reasons such as licensure, design or staffing, as determined by the Community;

l.	Fails to comply with the Community Guidelines;

m.	Is habitually disruptive, creates unsafe conditions, or is physically or verbally abusive to other residents or staff.

2. The Resident’s family, guardian, Responsible Party, or guest is habitually disruptive, creates unsafe conditions, or is physically or verbally abusive to the detriment of the welfare of the Resident, other residents or staff.

3. The Resident’s personal physician has determined that the Resident needs other services, not available at the Community; or

4. The Community is closed.

Notwithstanding the foregoing, the Community may terminate this Residency Agreement for health or safety reasons, consistent with state law or in the event of a Community emergency or a Resident emergency, as determined by the Community. If this Residency Agreement is terminated for these reasons, the Community will not be required to provide prior written notice.

D. Termination by Resident. The Resident may terminate this Residency Agreement, upon thirty (30) days prior written notice to the Community (“Resident Notice Period”), for any reason. In the event of the death of the Resident, this Residency Agreement will terminate on the first full day after all articles are removed from the suite. In the event of a medical emergency, as determined by Sunrise, this Residency Agreement shall terminate effective fourteen (14) calendar days after Sunrise receives notice, provided all articles are removed from the suite by that date.

E. Refunds.

1. In the event the Community terminates this Residency Agreement and the Resident vacates the Suite before the Community Notice Period is over, the Community shall refund the Resident a prorated amount of the paid Base Fee, and the Additional Assisted Living Services Fees for the unused portion of the Community Notice Period.

2. In the event the Resident terminates this Residency Agreement, the Resident will be liable for all charges accrued or incurred for the entire length of the Resident Notice Period, regardless of whether the Resident vacates the Suite prior to the expiration of the Resident Notice Period.

F. Removal of Personal Property. Upon termination of this Residency Agreement, the Resident’s personal property must be removed from the Suite. The Community shall

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continue to assess, and the Resident will be required to pay, the Base Fee on a prorated basis until the personal property is removed from the Suite.

ARTICLE V

Miscellaneous Provisions

A. Choice of Accommodations. In the event that the suite of the Resident’s choice is not immediately available, an alternate suite will be made available and the Resident will be charged the rate customarily associated with such suite. Once the Resident’s desired suite becomes available the Resident will be allowed to move into the desired suite in accordance with the Community’s policy and the rate set forth in Exhibit 2, will apply.

If, in the sole discretion of the Community, it is determined that there has been a change in Resident’s care needs such that another suite or neighborhood in the Community is more suitable, Resident agrees to relocate to that suite or neighborhood, subject to availability.

B. Grievance Procedure / Conflict Resolution / Waiver of Jury Trial. The Community’s Grievance Procedure is set forth in Exhibit 4. While most issues can be resolved under the Grievance Procedures outlined in Exhibit 4, in the event that the parties are unable to resolve their differences short of litigation, the parties agree that any trial shall be before a judge and not a jury. Accordingly:

WAIVER OF TRIAL BY JURY: THE PARTIES TO THIS RESIDENCY AGREEMENT HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY LAWSUIT OR COUNTERCLAIM THAT MAY BE FILED BY EITHER PARTY IN CONTRACT, TORT, EQUITY OR BY STATUTE ARISING OUT OF OR RELATED TO THIS RESIDENCY AGREEMENT AND/OR ANY SERVICES OR CARE PROVIDED BY THE COMMUNITY TO THE RESIDENT. THE “COMMUNITY” SHALL INCLUDE THE MANAGER, OWNER and/or TENANT, AND ALL OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, PARENT COMPANIES AND SISTER COMPANIES AND ALL OF THEIR RESPECTIVE EMPLOYEES, AGENTS, CONTRACTORS, ASSIGNEES, OFFICERS AND DIRECTORS. IF THE UNDERSIGNED IS ANYONE OTHER THAN THE RESIDENT, THE UNDERSIGNED REPRESENTS THAT HE/SHE HAS FULL LEGAL AND EXPRESS AUTHORITY TO WAIVE THE RESIDENT’S, HIS/HER HEIR’(S), BENEFICIARIES, AND/OR ESTATE’S RIGHT TO A TRIAL BY JURY.

C. Insurance. The Resident is responsible for maintaining at all times his or her own insurance coverage, including health, personal property, liability, automobile (if applicable), and other insurance coverages in adequate amounts. This includes renter’s insurance. The Resident acknowledges that neither Sunrise nor the Owner is an insurer of the Resident’s person or property.

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D. Maintenance and Repairs. The Resident acknowledges that he or she has had an opportunity to inspect the Suite and the Resident accepts the Suite in its “as is” condition. The Community will deliver and maintain the Suite in a fit and habitable condition and will maintain all common areas in a clean and structurally safe condition, and will maintain all equipment, appliances, and fixtures, other than the personal property of the Resident, and all electrical, plumbing, heating, ventilating, and air conditioning equipment in good and safe working order and condition. Temporary interruption of such utility services may occur periodically due to factors outside of the Community’s control or due to repairs, maintenance or replacement of equipment.

E. Notices. Any notices to be given under this Residency Agreement will be deemed to have been properly given when delivered personally or when mailed by first class mail, postage prepaid, addressed as follows:

1. If to the Resident: addressed to the Suite or to such other address as the Resident may designate by notice.

2. If to the Community: addressed to the Executive Director of the Community or to such other address as the Community may designate in writing.

F. Assignment. The Resident’s rights and obligations under this Residency Agreement are personal to the Resident and cannot be transferred or assigned, without the prior written consent of the Community. The rights and obligations of the Community may be assigned to any person or entity, without the prior consent of the Resident. The Community may engage another person or entity to perform any or all of the services under this Residency Agreement.

G. Ownership Rights. The Resident has no ownership interest or proprietary right to the Suite, nor to the personal property, land, buildings, improvements or other Community facilities provided under this Residency Agreement. This Residency Agreement shall not be construed to be a lease or to confer any rights of tenancy or ownership in the Resident. The Resident’s rights under this Residency Agreement are subject to all terms and conditions set forth herein and subordinate to any mortgage, financing deed, deed of trust, or financing lease on Community premises. Upon request, the Resident agrees to execute and deliver any instrument requested by the Community or the owner or holder of any such document to affect the sale, assignment, or conveyance thereof, provided that by so doing the Resident shall not be required to prejudice his/her rights under this Residency Agreement.

H. Guests. The Resident’s guests shall at all times abide by the Community’s policies, including the Community Guidelines. The Community reserves the right to take appropriate enforcement action if the Community determines that the guest is failing to follow such Community policies. The Resident shall be responsible for the charges incurred by any actions of any guest. The Resident may have guests stay overnight in the Suite, in accordance with the Community Guidelines.

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I. Weapons. For the safety and well-being of all residents and staff, weapons, including, but not limited to guns and knives, are not to be brought into the Community at any time. This policy applies to Resident guests as well.

J. Arrangement for Guardianship or Conservatorship. If it appears that you may not be able to care properly for yourself or your property, and if you have made no other designation of a person or legal entity to serve as guardian or conservator then Sunrise may apply to a court of law to appoint a legal guardian or conservator. Alternatively, if other persons seek appointment as your legal guardian or conservator, Sunrise may be required to participate in such proceedings. You agree to pay all attorney’s fees and costs incurred by Sunrise in connection with such action(s).

K. Resident Rights. The Resident and Responsible Party(s) have been advised of and have received a copy of the “Statement of Resident Rights,” which is attached as Exhibit 5 and made part of this Residency Agreement.

L. Admission Policy. Residents are admitted to the Community without regard to race, color, creed, national origin, sex, religion or handicap.

M. Assurance of Confidentiality. The Community acknowledges that the Resident’s personal and medical information are confidential. The Community shall maintain the confidentiality of the Resident’s personal and medical information in compliance with state and federal law.

N. Examination of Records. A representative of the agency responsible for licensing the Community, or any agency acting under its guidance, may inspect the Resident’s records that are on file at the Community as a part of their evaluation of the Community.

O. Amendment. Subject to any provision of this Residency Agreement to the contrary, no modification, amendment, or waiver of any provision of this Residency Agreement will be effective unless set forth in writing and signed by the Sunrise area Director of Operations for the Region and the Resident.

P. Entire Agreement. This Residency Agreement, including the Exhibits hereto, and subject to Article V.T. below, constitutes the entire agreement between the parties and it supercedes all prior oral or written agreements, commitments, or understandings with respect to the matters provided for herein.

Q. Waiver. Neither delay nor failure in requiring strict compliance by the Resident with any of the terms of this Residency Agreement shall be construed to be a waiver by the Community of such term, or of the right to insist upon strict compliance by the Resident with any of the other terms of this Residency Agreement.

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R. Severability. If any provision of this Residency Agreement is found invalid or otherwise unenforceable, the other provisions of this Residency Agreement shall remain binding and enforceable.

S. Governing Law. This Residency Agreement, its construction, performance, the obligations and duties of the parties, and any claims or disputes arising from it will be governed by and construed in accordance with the laws of the state in which the Community is located.

T. Accuracy of Application Documents. As part of the Resident’s application to the Community, the Resident has filed with the Community an application form. The Resident warrants that all information contained in these documents and any other document supplied to the Community as part of the application process is true and correct, and the Resident understands that the Community has relied on this information in accepting the Resident for residency at the Community. Any misrepresentation or omission made by the Resident or on the Resident’s behalf, whether written or verbal, shall be grounds for the Community’s termination of this Residency Agreement upon thirty (30) days prior written notice to the Resident.

U. Advance Directives. It is the policy of the Community to ask all prospective residents if they have executed any “advance directives.” Advance directives can include a health care power of attorney, a living will, or other documents which describe the amount, level or type of health care the Resident would want to receive at a time when the Resident can no longer communicate those decisions to a doctor or other health professional. It also includes documents in which the Resident names another person who has the legal authority to make health care decisions for the Resident. If the Resident has executed any such documents, or if the Resident executes any such documents while living at the Community, it is the Resident’s responsibility to advise the Community’s staff of these documents, and to provide copies to the Community. If the Resident has such documents, and has provided copies of them to the Community, the Community will provide copies of the documents to other health care professionals who may be called to assist the Resident with his/her health care needs. If the Resident executes such documents and later changes or revokes them, it is the Resident’s responsibility to inform the Community, so that the Community can assist the Resident in communicating the Resident’s health care choices to other professionals.

V. Review of Documents and Policies. The Resident and the Responsible Party named in this Residency Agreement acknowledge(s) that they have received copies of, and have reviewed, this Residency Agreement between the Community and the Resident and all exhibits. The Resident and the Responsible Party further acknowledge(s) that the Community has explained to him/them the Community’s policies and procedures for implementing residents’ rights and responsibilities, including the grievance procedure (attached as Exhibit 4) and the Resident has been offered the opportunity to execute advance directives.

W. Responsibility for Third Party Contractors/Health Services. The Resident has the right to receive services from third-party contractors consistent with the Community’s policies and state law. All third-party contractors must comply with the Community’s rules and policies. The Community has no responsibility to screen third party contractors and the

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Community is not responsible for care provided by third-party contractors to the Resident. The Resident shall indemnify the Community and its owners, directors, agents, employees and contractors against any losses, costs, expenses, claims, liabilities, damages, or judgments, including without limitation, legal fees, court costs, expert fees, and similar expenses incurred, which may be asserted against, imposed upon or incurred by the other party as a result of the negligence or intentional conduct of the third-party contractor. The Community reserves the right to bar any third-party contractor from the Community.

The Resident hereby indemnifies, holds harmless and releases the Community and its owners, directors, agents, employees, and contractors from any and all liability, cost, and responsibility for injury and damage, including attorneys’ fees, arising from the Resident’s failure to obtain, or from the failure of others to furnish, nursing, health care or personal care services, and from all injury and damages which could have been avoided or reduced if such services had been obtained or furnished or as a result of the Resident/Responsible Party’s negligence, intentional wrongdoing or breach of his/her contractual obligations.

ARTICLE VI

Services Available to Residents at the Community

A. Services Available at the Community. The services and programs described in the following pages of this Residency Agreement are available to residents, as determined by the Community following the Assessment process described in Article I.

B. Services Not Provided by The Community. The Community does not provide any services not described in this Residency Agreement. However, certain services such as eyeglasses, dentures, podiatric care, psychiatric consultation, physical therapy, speech therapy, and occupational therapy, private duty care givers, prescription medications, physician services, prosthetic devices and mechanical aides in some cases may be arranged through the Community. Any such services and items will be billed to the Resident by the third party provider.

C. Emergency Services. The Resident authorizes the Community to obtain emergency health care services for the Resident, at the Resident’s expense, whenever, in the Community’s sole discretion, such emergency services are deemed necessary. The Community shall notify any Responsible Party, as soon as possible after such emergency where health care services have been provided.

D. Transfer to Facility Providing Higher Level of Care. If the Resident needs care beyond what can be provided in the Community, the Resident and any Responsible Party shall, upon written notification from the Community, make arrangements for transfer to an appropriate care setting.

Review of Documents and Policies. You acknowledge that you have received a copy of, and have reviewed, this Residency Agreement as well as the following specific information:

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1. The Resident Grievance Procedure (attached as Exhibit 4);

2. The Community’s policies and procedures for implementing Resident Rights (attached as Exhibit 5);

3. The Community’s policy concerning Advance Directives, set forth in Article V, paragraph U of this Residency Agreement;

4. Article V(B) of this Residency Agreement titled “Grievance Procedure / Conflict Resolution / Waiver of Jury Trial”.

You acknowledge that the Community has explained the terms of this Residency Agreement to you. You agree to the terms of this Residency Agreement by signing in the space provided below:

(Signature may appear on next page)

RESIDENT:	RESPONSIBLE PARTY:

Signature	Signature

Print Name	Print Name

SECOND RESIDENT (if applicable):	RESPONSIBLE PARTY:

Signature	Signature

Print Name	Print Name

SUNRISE:

Signature

Executive Director

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EXHIBIT 1

YOUR SUITE AND FEES

Name of Resident:

Suite #:                                               Occupancy Date:

Base Fees
Assisted Living Suite	$_______/ day
Reminiscence Suite	$_______/ day
Edna’s Place Suite	$_______/ day
Avon Place Suite	$_______/ day

Service Level Fees
Assisted Living Plus	$_______/ day
Assisted Living Plus Plus	$_______/ day
Reminiscence Program Fee	$_______/ day
Reminiscence Plus	$_______/ day
Reminiscence Plus Plus	$_______/ day
Terrace Club Program Fee	$_______/ day
Terrace Club Plus	$_______/ day
Edna’s Place Program Fee	$_______/ day
Edna’s Place Plus	$_______/ day
Avon Place Program Fee	$_______/ day
Avon Place Plus	$_______/ day
Enhanced Care	$_______/ day

Medication Management	$_______

Level 1 Level 2

Total Daily Fee:	$_______/ day

Move-in Fee:	$_______

Effective Date:

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EXHIBIT 1-A

SECOND RESIDENT’S FEES

Name of Second Resident:

Occupancy Date:

Base Fees
Assisted Living Suite	$_______/ day
Reminiscence Suite	$_______/ day
Edna’s Place Suite	$_______/ day
Avon Place Suite	$_______/ day

Service Level Fees
Assisted Living Plus	$_______/ day
Assisted Living Plus Plus	$_______/ day
Reminiscence Program Fee	$_______/ day
Reminiscence Plus	$_______/ day
Reminiscence Plus Plus	$_______/ day
Terrace Club Program Fee	$_______/ day
Terrace Club Plus	$_______/ day
Edna’s Place Program Fee	$_______/ day
Edna’s Place Plus	$_______/ day
Avon Place Program Fee	$_______/ day
Avon Place Plus	$_______/ day
Enhanced Care	$_______/ day

Medication Management	$_______

Level 1 Level 2

Total Daily Fee:	$_______/ day

Move-in Fee:	$_______

Effective Date:

EXHIBIT 2

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SCHEDULE OF COMMUNITY FEES

A. Schedule of Fees. The fees for all of the various services and products offered by the Community are as follows:

Base Fees (starting from)
Assisted Living Suite	$_______/ day
Reminiscence Suite	$_______/ day
Edna’s Place Suite	$_______/ day
Avon Place Suite	$_______/ day

Service Level Fees
Assisted Living Plus	$_______/ day
Assisted Living Plus Plus	$_______/ day
Reminiscence Program Fee	$_______/ day
Reminiscence Plus	$_______/ day
Reminiscence Plus Plus	$_______/ day
Terrace Club Program Fee	$_______/ day
Terrace Club Plus	$_______/ day
Edna’s Place Program Fee	$_______/ day
Edna’s Place Plus	$_______/ day
Avon Place Program Fee	$_______/ day
Avon Place Plus	$_______/ day
Enhanced Care* (starting from)	$_______/ day

Medication Management	$_______

Level 1 Level 2

Move-in Fee:	$_______

Effective Date:

*	Enhanced Care fees are variable, depending on the needs of the resident as determined by the resident’s assessment score.

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EXHIBIT 3

SCHEDULE OF THE COMMUNITY’S ADDITIONAL AMENITIES

Additional Amenities

(1)	Assistance with Resident requested special maintenance projects, such as hanging pictures, furniture assembly, etc. beyond that maintenance required by this Residency Agreement. The use of outside contractors or handyman services is not permitted without prior written approval of Community.	$ /
(2)	Housekeeping services in addition to those included as part of the Assisted Living Services	$ /
(3)	Transportation for personal trips, scheduled in advance by the Resident. The hours that transportation is available for scheduling will be determined by Community.	$ /hour
(4)	Rental furniture	$ /month
(5)	Guest meals	$ /breakfast
$ /lunch
$ /dinner
(6)	Barber and Beauty services	$
(7)	Dry cleaning	$
(8)	Continence Products	$
Level 1 Level 2
Level 3
(9)	The View Programming Fee	$
(10)		$
(11)		$
(12)		$
(13)		$

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EXHIBIT 4

RESIDENT GRIEVANCE PROCEDURE

The Community encourages all residents and family members to express their complaints about the Community and to suggest remedies or improvements in its policies and services. Your Community will try to be responsive to reasonable concerns and suggestions. We also encourage residents and family members to let staff know when services and policies are satisfactory and should continue unchanged.

PROCEDURES:

The Community team members are expected to listen courteously and respectfully to complaints. If team members are able to do so, they will attempt to explain the reason for the procedure or incident in question. If you are not satisfied, team members will explain the Community’s steps for making a complaint which are as follows:

1.

Discuss the concern or complaint with the Executive Director of the Community. If there is no resolution to the matter or you do not feel comfortable discussing the matter with the Executive Director, then,

2.	Discuss the concern or complaint with the area Director of Operations for the Community, , whose voicemail number is . If there is no satisfaction at that point, then,

3.	Contact the Area Vice-President of Operations, whose voicemail number is . If there is no satisfaction at that point, then

4.	Contact the Sunrise Senior Living National Office Customer Service Center to express the complaint at 1-800-929-4124. If you are still unsatisfied then,

5.	Contact the following agencies:

State Licensing Authority	Ombudsman

Department of Public Health	Colorado Long Term Care Ombudsman

Telephone Number: (303)692-2035	Phone Number: (303) 722-0300

Adult Protective Services

Phone Number:

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Another way to air grievances is through the monthly Resident Council meetings.

At no time will any team member of the Community take any improper action against a resident for making a complaint, whether or not the complaint is valid. The Community will consider dismissing any employee who is found to be threatening, ignoring, humiliating, retaliating, or discriminating against residents who voice complaints.

Whenever any team member observes what appears to be a violation of resident rights or a violation of any of the laws and regulations under which the Community must operate, whether or not a resident has actually voiced a complaint, the team member is immediately expected to correct the situation, if possible. If the team member is unable to do so, he/she is to bring the problem to the attention of the Executive Director or Administrative Team Member on Call who will ensure corrective action and, when required, notify authorities.

RESIDENT/ RESPONSIBLE PARTY:	SECOND RESIDENT/ RESPONSIBLE PARTY:

(Signature)	(Signature)

(Print Name)	(Print Name)

(Date)	(Date)

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EXHIBIT 5

RESIDENT RIGHTS

This policy of resident’s rights shall not exclude, take precedence over, or in any way abrogate legal and constitutional rights enjoyed by all adult citizens and shall include, but is not limited to the following:

1.	The right to be treated with respect and dignity.

2.	The right to privacy.

3.	The right not to be isolated or kept apart from other residents.

4.	The right not to be sexually, verbally, physically or psychologically abused, humiliated, intimidated, or punished.

5.	The right to be free from neglect.

6.

The right to live free from involuntary confinement, or financial exploitation and to be free from physical or chemical restraints as defined with in these regulations except as otherwise provided in 27-10-101, et seq. C.R.S. for those facilities which are licensed to provide services specifically for the mentally ill.

7.	The right to full use or the facility common areas, in compliance with the documented house rules.

8.	The right to voice grievances and recommend changes in policies and services.

9.	The right to communicate privately including but not limited to communicating by mail or telephone with anyone.

10.	The right to reasonable use of the telephone, in accordance with house rules, which includes access to operator assistance for placing collect telephone calls.

11.	The right to have visitors, in accordance with house rules, including the right to privacy during such visits.

12.	The right to make visits outside the facility in which case the operator and the Resident shall share responsibility for communicating with respect to scheduling.

13.	The right to make decisions and choices in the management of personal affairs, funds, or property in accordance with their abilities.

14.	The right to expect the cooperation of the provider in achieving the maximum degree of benefit from those services which are made available by the facility.

15.	The right to exercise choice in attending and participating in religious activities.

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16.	The right to be reimbursed at an appropriate rate for work performed on the premises for the benefit of the operator, staff, or other residents, in accordance with the Resident’s board and care plan.

17.	The right to 30 days written notice of changes in service provided by the facility, including but not limited to changes in charges for any or all services. Exceptions to this notice are:

(i)	changes in the resident’s medical acuity that result in a documented decline in condition and that constitute an increase in care necessary to protect the health and safety of the resident; and

(ii)	requests by the resident or the family for additional services to be added to the care plan.

18.	The right to have advocates, including members of community organizations whose purposes include rendering assistance to the residents.

19.	The right to wear clothing of choice unless otherwise indicated in the Resident’s board and care plan and in accordance with reasonable house rules.

20.	The right to choose to participate in social activities, in accordance with the board and care plan.

21.	The right to receive services in accordance with the resident agreement and the care plan.

RESIDENT/ RESPONSIBLE PARTY:	SECOND RESIDENT/ RESPONSIBLE PARTY:

(Signature)	(Signature)

(Print Name)	(Print Name)

(Date)	(Date)

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EXHIBIT 6

RESPONSIBLE PARTY CONTRACT

THIS CONTRACT is entered into as of this              day of                     ,             , by and among                      (hereinafter referred to as the “Resident”);                      (the “Responsible Party”) and Sunrise Senior Living Management, Inc., (“Sunrise”), Manager for Owner.

WHEREAS, the Resident desires to live in the suite, or already lives in the suite (the “Suite”) identified in an Contract between Sunrise and the Resident (the “Residency Agreement”), of which this Contract is made a part thereof; and

WHEREAS, Sunrise is willing to enter into the Residency Agreement if the Resident identifies an individual who is willing to provide certain assistance to or on behalf of the Resident in the event that such assistance is necessary, and who is willing to pay the Resident’s financial obligations to Sunrise under the Residency Agreement in the event that the Resident does not make payments when due; and

WHEREAS, the Responsible Party has agreed to provide such assistance and to pay such obligations if and as necessary.

In consideration of the foregoing, the parties agree as follows:

1.	In the event that the condition of the Resident makes such assistance necessary or advisable, the Responsible Party, upon the request of the Community, will:

a)	Participate as needed with the Community staff in evaluating the Resident’s needs and in planning and implementing an appropriate plan for the Resident’s care;

b)	Assist the Resident as necessary to maintain the Resident’s welfare and to fulfill the Resident’s obligations under the Residency Agreement;

c)	Assist the Resident in transferring to a hospital, nursing home, or other medical facility in the event that the Resident’s needs can no longer be met by the Community;

d)	Assist in removing the Resident’s personal property from the Apartment/Suite when the Resident leaves the Community;

e)	Make necessary arrangements, or assist the legally responsible person in making necessary arrangements, for funeral services and burial in the event of death.

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2.

In the event that the Resident fails to pay any amount or amounts due to the Community under the Residency Agreement, the Responsible Party hereby agrees to pay the Community all amounts due from the Resident under the Residency Agreement, as it may be amended from time to time, including any amounts resulting from increases in fees or charges authorized by the Residency Agreement. The Responsible Party agrees to pay the Community within thirty (30) days of receiving each notice from the Community of nonpayment by the Resident.

3.	The Responsible Party acknowledges that he/she has received and has reviewed a copy of the Residency Agreement, and has had an opportunity to ask any questions the Responsible Party may have.

IN WITNESS WHEREOF, the undersigned have duly executed this Contract, or have caused this Contract to be duly executed on their behalf, as of the day and year first above written.

Sunrise Senior Living Management, Inc., as Manager for Owner:	Responsible Party

Signature	Signature

Executive Director
(Title)	(Print Name)

(Name of Community)	(Address)

(Date)	(Date)

Social Security Number

Resident’s Name

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EXHIBIT 7

SHARED SUITE ADDENDUM

THIS ADDENDUM is entered into as of the              day of                     , 20        , by and among                          (the “Resident”) and the Community.

WHEREAS, upon considering the different living options at the Community, the Resident has chosen to reside in a double occupancy Suite, and

WHEREAS, the Community desires that the Resident acknowledge certain characteristics and accommodations regarding the Suite.

NOW, THEREFORE, the Resident hereby agrees as follows:

1. If the Resident’s sleeping area is located nearest the door to the Suite, the Resident acknowledges that this arrangement may result in a lack of privacy due to the fact that access to the other half of the Suite is through such sleeping area.

2. If the Resident’s sleeping area is located away from the door to the Suite and near the windows in the Suite, the Resident acknowledges that he or she shall provide for the other resident sharing the Suite a shared area of socialization in the window area of the Suite.

This Addendum is effective as of the date of the Agreement and shall be attached to the Agreement and made part thereof upon execution.

Sunrise

Signature

Executive Director

Date

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RESIDENT	RESPONSIBLE PARTY

Signature	Signature

Print Name	Print Name

Date	Date

SECOND RESIDENT (if applicable)	RESPONSIBLE PARTY

Signature	Signature

Print Name	Print Name

Date	Date

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EXHIBIT 8

CONSENT TO PHOTOGRAPH

Sunrise was founded on the belief that human life is sacred — each person deserves to be treated with the utmost dignity and respect. At times photographic images of residents are required to ensure their safety and / or enhance their Sunrise experience.

Because Sunrise desires to ensure that each resident is able to exercise the right to make his or her own choices, this Consent to Photograph authorizes Sunrise Senior Living Management, Inc. and/or Sunrise Senior Living Services, Inc. (collectively referred to herein as “Sunrise”) to act according to your wishes With respect to photographs.

I,                                         , consent to photographs of                                 , being used for the following reason(s):

☐

Identification purposes intended to assist in the delivery of care and/or dietary services in order to ensure my best interests and needs are met. I understand that these images will be treated by the Community as confidential.

☐

Recognition of anniversary, birthday, celebrations and events attended while living as a Sunrise resident. I understand that these images may be placed in a photo album and/or posted online at www.SunriseConnected or other Sunrise web site, to enable my family and others to enjoy seeing the celebrations and events provided.

I release and hold harmless Sunrise and any affiliated companies and businesses as well as their employees, officers, directors and agents from any and all claims arising from the use of                     ’s, photograph as authorized above.

Resident Name (please print)

Responsible Party, Attorney in Fact or Guardian Name — if applicable (please print)

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CARE PROGRAMS AND SERVICES

ASSISTED LIVING

The Community’s Assisted Living Program consists of reminders, supervision and/or hands on assistance with certain activities of daily living. Such services are offered at Assisted Living Plus, Assisted Living Plus Plus and Enhanced Care, depending on the nature and extent of services provided.

REMINISCENCE PROGRAM

The Community’s Reminiscence Program (“Reminiscence Program”) is designed for residents who have a diagnosis of Alzheimer’s Disease, dementia or related disorders or who have similar care needs. The Reminiscence Program is offered in a specially designed Reminiscence Neighborhood. The Reminiscence Program is offered at different levels, depending on the nature and extent of services provided.

TERRACE CLUB

The Terrace Club is a specially designed program for residents who have, or are concerned about, early memory loss. It is offered as an addition to the Assisted Living program and service levels.

AVON PLACE

Avon Place is a specially designed neighborhood in the Community with programming designed for residents with early to mid stage memory loss usually associated with Alzheimer’s disease or related disorder such as dementia. It is offered at a “Base” level and a “Plus” level, depending on the nature and extent of services provided.

EDNA’S PLACE

Edna’s Place consists of a cluster of suites within the Reminiscence Neighborhood and incorporates design features, therapeutic programs and closely supervised activities for residents who have higher level needs due to more severe cognitive impairment such as late stage memory loss or Alzheimer’s Disease. Edna’s Place is offered at a “Base” level, and a “Plus” level, depending on the nature and extent of services provided.

MEDICATION ASSISTANCE PROGRAM

The Medication Program is available to those residents who may require help with their medications. Medication assistance is subject to state law but may include the following: a) reminding the resident of the time to take medication; b) reading the medication label to the resident; c) checking the dosage of self administered medication against the container label; and d) physically assisting the resident in pouring or otherwise taking the medication. If the resident

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is able to self-administer his/her own medications, the medications must be kept in a locked box or area (at Resident’s expense) in the Resident’s Suite.

The Community’s Medication Program requires the use of a uniform medication packaging system. The Resident may purchase medications from a pharmacy that has contracted with the Community, or the Resident can provide written notice to the Community that he/she will obtain medications from another pharmacy. While the Resident is free to select any pharmacy, the pharmacy must provide medications in a manner consistent with the Community’s system in order for the Resident to participate in the Medication Program.

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REFERRAL DISCLOSURE ADDENDUM

This is to advise you that, in the ordinary course of business, Sunrise communities develop relationships with local and national organizations that may lead to referrals and move-ins. It is just one of many ways of ensuring that residents who need care locate the appropriate setting to meet their needs. In some cases, if allowed by law, the referral source may require compensation from the Community if a resident whom they referred moves into the Community. The majority of move-ins are not the result of compensated referrals. Payment of a fee has no effect on a resident’s stay at our community.

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RESPITE STAY ADDENDUM

THIS RESPITE STAY ADDENDUM (this “Addendum”) is entered into as of this              day of                     , 20            , by and between: (i) Sunrise and (ii)                                                                                                    (“you” or “Resident”).

WHEREAS, the Resident desires to reside at the Community for a temporary respite stay (the “Respite Stay”); and

WHEREAS, the Resident and the Community have entered into a Residency Agreement dated                     , 20     (the “Residency Agreement”), as amended herein.

NOW THEREFORE, the Resident and the Community agree as follows:

1. Article IV.A. of the Residency Agreement is hereby amended as follows: Resident shall reside at the Community for the period commencing on                                     , 20     and terminating no later than                     , 20__.

2. The Move-in Fee referred to in Article III.B. of the Residency Agreement shall be waived during the Resident’s Respite Stay.

3. Article III. of the Residency Agreement is amended to add the following:

L. Respite Stay Daily Fee. During the Respite Stay, the Resident shall pay a daily fee in the amount of $             (the “Respite Stay Daily Fee”).

4. In the event that Resident becomes a permanent resident of the Community, Resident shall be responsible for payment of the Move-in Fee upon the first day of such permanent residency. A portion of the Respite Stay Daily Fee, in the amount of $            , is referred to as the Respite Premium Fee. Resident’s Move-In Fee shall be credited by the amount of the Respite Premium Fee paid over the course of the Respite stay, up to the full amount of the Move-in Fee. For example, if the Resident pays a Respite Premium Fee of $25.00 to the standard room rate for a Respite Stay of 10 days, the Resident will receive a Respite Premium credit of $250 towards the Move-in Fee.

5. Except as modified herein, all of the other terms and conditions of the Residency Agreement remain in full force and effect.

(Signatures are on the following page)

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IN WITNESS WHEREOF, the parties have executed this Addendum effective as of the date first written above.

SUNRISE

Signature

Executive Director

Date

RESIDENT	RESPONSIBLE PARTY

Signature	Signature

Print Name	Print Name

Date	Date

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PET ADDENDUM

The Community consents to the Resident keeping in the Suite the household pet described as follows (the “Pet”):

Kind and breed
Name
Color
Height (maximum height permitted is 18”)
Weight (maximum weight permitted is 30 lbs.)
Age

The Resident will provide the Community a photograph of the Pet at the time this Addendum is executed.

A. Responsibilities of the Resident. The Resident will keep the Pet in the Suite, except when walking the Pet, if applicable, or transporting it to and from the Suite. The Resident will not allow the Pet in building lobbies or in common residential area, other than to transport the Pet to and from the Suite. The Resident will walk and curb the Pet only in areas designated by the Community and will be responsible for cleaning up after the Pet. When the Pet is not in the Suite, the Resident will keep it on a leash no longer than five feet or in a cage or other appropriate closed and ventilated container, and in the control of the Resident. If the Pet is a bird, the Resident will keep it caged both in and out of the Suite. If the Pet is a dog or cat, the Resident will ensure that it wears a collar with appropriate identification (including the Resident’s telephone number) at all times that it is out of the Suite.

The Resident will comply with all vaccination and licensing requirements applicable to the Pet, showing proof of this upon request, and will comply with appropriate standards of care, treatment, and grooming. The Resident will be responsible for the health, welfare, and proper care of the Pet. The Resident will ensure that the Pet does not disturb the right of other residents to the peaceful enjoyment of their Suites and of the common areas. The Resident will not leave the Pet unattended when the Pet is not in the Suite.

The Resident will be liable for any personal injury or property damage caused by the Pet that is suffered by the Community, its employees or agents, other residents, guests, or invitees. The Resident will pay all costs and expenses, including reasonable attorneys’ fees and court costs incurred by the Community in enforcing any liability of the Resident under this Addendum.

B. Term and Termination. This Addendum will continue until the Residency Agreement between the Resident and the Community is terminated, unless either party terminates this Addendum for any reason by giving seven (7) days prior written notice to the other party. The Community may terminate this Addendum upon twenty-four (24) hours notice in the event the Resident breaches any of the Resident’s obligations under this Addendum. In

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the event that the Pet is left unattended for more than twenty-four (24) hours, or if the Community determines that the Resident, for any reason, is unable to care for the Pet, the Community reserves the right to arrange for the Pet to be delivered to:

(Sponsor)

or to such other individual or agency as the Community determines to be appropriate. The Resident will pay all costs of delivery, feeding, care, treatment, and housing of the Pet. The Resident acknowledges that the Resident has no right to keep a pet except to the extent expressly permitted by this Addendum, and that the Community reserves the right to withdraw its consent to the Resident keeping the Pet at any time by terminating this Addendum as permitted above.

Community

Date:	By:
Executive Director

Resident / Responsible Party:

Date:
Signature

Title

Resident / Responsible Party:

Date:
Signature

Title

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MOTORIZED VEHICLE ADDENDUM

RULES FOR MOTORIZED VEHICLES

This Exhibit is hereby attached to and becomes a part of the attached Residency Agreement by and between the Community and the Resident dated                          20    .

The Resident and the Community agree that the Resident shall be entitled to use a motorized vehicle in the Community so long as this Residency Agreement remains in force upon the following terms.

Any Resident who wishes to operate an electric wheelchair, motorized cart or similar device (a “Motorized Vehicle”) at the Community must register with the Community and follow the Rules presented below. The Rules governing Motorized Vehicle use are designed to protect residents and staff.

1.	To complete registration, the Resident must submit to the Executive Director a written statement indicating that the Resident’s need for use of a Motorized Vehicle is due to the Resident’s disability.

2.

Resident acknowledges responsibility for any damage or injury caused by use of the Motorized Vehicle. The Community encourages Residents to purchase liability insurance that covers Residents for any injury or damaged caused by Residents’ Motorized Vehicles. Without such insurance, Residents may be personally liable for substantial amounts of money plus attorneys’ fees.

3.

The Community will review with the Resident how to properly operate the scooter, i.e start, stop, and understand the turning capabilities of the scooter. The use of the Motorized Vehicle may be restricted, if it becomes evident to the Community’s leadership that the use of the Motorized Vehicle constitutes a direct threat to the health or safety of others or result in substantial physical damage.

4.	No Motorized Vehicle shall be operated at the Community at a speed that exceeds a normal walking pace, estimated at 2 miles per hour.

5.

The Resident must operate the Motorized Vehicle at the lowest possible speed and then transfer to a dining chair for the meal, due to the Motorized Vehicle blocking ingress and egress. For the safety of residents and staff, staff will park the Motorized Vehicle in the dining room foyer during the meal. The Community will consider modifications of this Rule if the Resident’s medical condition precludes transfer to a chair.

6.

The Motorized Vehicle must be operated at all times in a safe manner and with due care to avoid causing any personal injury or property damage. The Resident must be particularly careful to avoid persons who are entering or leaving their Suites.

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7.

The Motorized Vehicle should be driven in the center of the hallway. The Resident must stop at hallway intersections, look both ways and make sure it is clear before slowly proceeding through the intersection.

8.	The Motorized Vehicle must not be left unattended near any entrances, exits or intersections. When the Resident retires to his or her Suite, he or she must also bring the Motorized Vehicle inside.

9.	Residents requesting any reasonable accommodation in the Community’s Rules shall submit a written request to the Executive Director.

DATED:
Resident

Executive Director

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Exhibit A-3

Form of Residency Document (Delaware)

(see attached)

PREAMBLE

The purpose of this Residency Agreement is to provide a statement of the services that will be provided to you and the legal obligations that the Community will be assuming. This Residency Agreement also sets forth your obligations to the Community, both financial and non-financial. Your residence is identified by the suite number in Exhibit 1 of this Residency Agreement. You may move into your suite (the “Suite”) as of the date (the “Occupancy Date”) listed in Exhibit 1.

ARTICLE I

Resident Evaluation

A. Qualification for Residency. The Community may only accept or retain an individual to be a resident if management determines, in its sole discretion, it is able to provide appropriate services and the individual meets the requirements set forth by state law. The Community is not required to admit or retain the Resident or to contract with the Resident for services, if the Community determines, in its sole discretion, that it cannot meet the Resident’s needs or the Resident fails to meet the requirements as set forth by law.

B. Physician’s Report. Prior to move-in, the Resident will provide the Community a completed Physician’s Report (the “Physician’s Report”) on a form provided by the Community. This Report will include a physical examination conducted within thirty (30) days prior to move-in and must demonstrate that the Resident meets criteria for residency. After move-in, the Community may require a Physician’s Report, acceptable to the Community, following any hospitalization, when the Community determines that the Resident’s health condition warrants, or as required by law.

C. Psychiatric Examination. In addition to the Physician’s Report, the Community may require a report of a current psychiatric examination (the “Psychiatric Examination”) prior to move-in if the Resident is taking psychotropic drugs, or has a history of aggressive behavior, to determine if the Resident’s needs can be met in an Assisted Living Program and to assist in the Resident’s care plan. After move-in, the Community may require a psychiatric consultation when the Community, along with the Resident’s personal physician, determines that the Resident’s health condition warrants. Failure to comply with the request for a consultation after move-in may result in a termination of this Residency Agreement.

D. Assessment. The level of assisted living services required by the Resident is determined through an assessment (“Assessment”) of the Resident. The Assessment is performed by designated team members and includes an evaluation of each Resident’s specific needs. It covers areas such as: mobility, skin care, eating habits, oral hygiene, continence, cognitive behavior, and medication. This Assessment, along with the Physician’s Report, provides the basis for identifying the Resident’s Service Level.

The Assessment is performed when the Resident desires to move into the Community, and is performed again (i) when additional assisted living services may be needed, (ii) upon the Resident’s change in condition or (iii) upon a Resident’s return from the hospital or other care facility. The Resident, his/her family, and any Responsible Party named in this Residency Agreement will be informed of changes in the Resident’s condition and any additional assisted living services needed, and are encouraged to participate in the review, assessment, and care plan process.

E. Resident Service Plan. A Service Plan will be developed based on the Physician’s Report, the Psychiatric Examination (if applicable) and the Assessment. The Resident’s service plan will be developed with the Resident and/or any individual the Resident designates, including any Responsible Party. The service plan will outline the services the Resident is to receive.

F. Change in Resident’s Condition. If the Resident’s condition changes so that the previously assessed level of services is no longer appropriate, the Community will reevaluate the Resident’s needs to determine which level of service is appropriate and notify the Resident/Responsible Party of such reevaluation. The rate charged will vary according to the level of service provided. Should the Resident wish to decrease the services received, prior approval from the Community is required. Changes in services provided will be reflected in a revised service plan.

G. Notification of Third Parties. In the event that the Resident requires emergency services or experiences a significant change in condition, the Community will attempt to contact the Responsible Party or other individual designated by the Resident, within twelve (12) hours. The Resident is responsible for ensuring that the Community has current telephone numbers for the individuals to be notified.

ARTICLE II

Responsibilities and Representations of the Resident

A. The Resident will use the Suite only for residential dwelling purposes.

B. Smoking is not allowed in any resident Suite. Smoking is only allowed in designated “Smoking Areas.” Whether to designate any Smoking Areas is within the sole discretion of the Community. The Community may require residents to be supervised when smoking.

C. A live-in companion is considered an additional person living in the Suite and is required to pay the Base Fee associated with the Resident’s Suite.

D. Resident agrees to maintain the Suite in a clean, sanitary and orderly condition. Resident will reimburse the Community for the repair or replacement of furnishings and fixtures in the Suite beyond normal wear and tear. In addition, Resident will reimburse the Community for loss or damage to real or personal property of the Community caused by pets or the negligence or willful misconduct of the Resident or the Resident’s agents, guests, or invitees.

E. Any damage to carpeting in the Resident’s Suite, other than normal wear and tear, including stains and/or odors due to incontinence or pets, will result in the carpet being professionally cleaned, repaired or replaced by the Community. The Community will have the right to determine whether the carpet needs to be repaired, cleaned, or replaced. The Resident shall be responsible for the cost of the repairing, cleaning, or replacing the carpet.

F. The Resident will not alter or improve the Suite without the prior written consent of the Community. Upon the termination of this Residency Agreement, the Resident will be required to return the Suite to the original condition at his/her own expense prior to the expiration of any applicable notice periods.

G. The Resident will notify the Community promptly of any defects in the Suite, common areas or in the Community’s equipment, appliances, or fixtures.

H. Community employees or agents may enter the Suite at any reasonable time in order to provide services to the Resident, to perform building inspection and maintenance functions, to show the Suite to prospective residents, and otherwise to carry out the Community’s obligations under this Residency Agreement. Resident shall allow entry into the Suite at any time to the Community’s employees or agents when they are responding to the medical alert system, fire alert system or other emergency.

Community personnel will respect the Resident’s privacy and make their presence known (except in an emergency) when entering the Suite and will schedule the entry in advance whenever possible.

I. The Resident will vacate the Suite at the termination of this Agreement, remove all of the Resident’s property, and deliver possession of the Suite and any furniture, equipment, appliances, and fixtures supplied by the Community, to the Community in good condition, ordinary wear and tear excepted. The Resident will pay the cost of removing and storing any property of the Resident remaining in the Suite after the termination of this Residency Agreement.

J. The Resident will comply with all guidelines established by the Community regarding resident conduct in the Community (the “Community Guidelines”), which shall be deemed incorporated herein. The Community Guidelines may be amended from time to time as the Community determines to be appropriate.

K. The Resident will not keep a dog, cat, bird, fish, or other pet of any kind in the Suite unless the Resident and Community have executed the Pet Addendum.

L. If at any time the Resident wishes to use a motorized vehicle he/she must execute a Motorized Vehicle Addendum.

M. The Resident agrees to maintain his/her own personal physician.

N. The Resident and Responsible Party understand and agree that the Executive Director or designee may restrict an individual’s visitation rights or bar an individual from entering the Community if it is determined that the individual is disrupting the care of the Resident, the care of other residents or if the presence of the individual has a negative effect on a resident’s physical or psychosocial well being.

ARTICLE III

Financial Arrangements

A. Fees. The Resident will pay to the Community the fees indicated on Exhibit 1 and any Additional Amenities provided to the Resident at the fees indicated on Exhibit 3.

B. Move-in Fee. The Resident will pay to the Community a non-refundable Move-in Fee (the “Move-in Fee”) in an amount indicated on Exhibit 1, subject to the provisions of this Article III.B. The Move-in Fee covers administrative costs associated with the Resident’s move-in: the cost of performing the Resident’s comprehensive service level assessment including nursing, physician, pharmacy and social/activity evaluations: and preparation of the Resident’s individualized service plan. In addition, the Move-in Fee covers expenses associated with the upkeep and maintenance of the Community’s common areas and refurbishment of the Suite when the Resident vacates it upon termination of the Residency Agreement.

C. Special Assessments. The Community reserves the right to assess charges for special circumstances outside the Community’s control, such as sharp increases in costs of utilities or other necessary expenses. The Community shall provide the Resident at least thirty (30) days’ written notice (or such additional days’ notice as may be required by law) prior to the imposition of such special assessments.

D. Payment Schedule and Monthly Statement. Prior to or on the Occupancy Date, the Resident shall pay the Community an amount equal to the Total Daily Fee set forth in Exhibit 2. This payment shall be applied to Resident’s first month’s residence in the Community. If the Occupancy Date is on a day other than the first day of the month, the advance payment shall be prorated accordingly and the residual amount will be credited to the following month’s payment. Thereafter, the Community will provide to the Resident a monthly statement itemizing fees and charges and payments received, and showing the balance due. The Daily Fee shall be due in advance, on the first (1st) calendar day of each month.

E. Late Payment Charge. If the Resident’s account is not paid in full by the first of the month, a late payment charge will be assessed on the outstanding balance of one and one-quarter percent (1 1/4%) per month until paid. This periodic rate is equivalent to an annual percentage rate of fifteen percent (15%). The Resident will pay all costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the Community in collecting amounts past due under this Residency Agreement.

F. Increases in Fees and Charges. Annual increases in the Resident’s then current Fees will be implemented on January 1st of each year. Notice of any increase in the fees in Exhibit 2 will be provided to the Resident in writing sixty (60) days prior to the effective date of the increase. The Resident will pay all applicable new or increased fees and charges, unless the Resident terminates this Residency Agreement in accordance with Section IV of this Residency Agreement, effective prior to the effective date of the fee or charge increase. If the Community agrees at the request of the Resident to provide additional services, no advance notice requirement will apply to any fees or charges relating to such services.

A change in the level of service is not considered a change of fees or charges. Rather, it is an increase in services which are subject to the higher fees corresponding to those services. The Resident shall be responsible for the cost of the increased level of service when he/she begins receiving such services.

G. Fees During Resident Absence. During an absence from the Community, the Resident is responsible for payment of the Base Fee and all service level fees through the third day of absence. Beginning with the fourth day of absence, the Resident will not be responsible for service level fees above the Base Rate.

H. Suite Hold. During an absence from the Community, the Resident’s suite will be held for the Resident provided that, upon return, the Resident continues to meet the Community’s admission criteria and all fees and charges incurred by the Resident have been paid.

I. Double Occupancy. If two individuals are parties to this Residency Agreement, the second person fees, as listed in Exhibit 1-A, shall be applied. Both Residents shall be jointly and severally liable for all fees and charges incurred by each Resident. When two persons are parties to this Residency Agreement, and when one such person permanently vacates the Suite, the remaining resident shall have the option of:

•	Retaining the same Suite, with the understanding that a prospective resident may select that Suite for double occupancy; or

•	Retaining the same Suite and paying the fee applicable to private occupancy; or

•	Relocating to a single occupancy Suite, if available.

J. Refund Upon Closing. In the event the Community ceases to operate, the Resident will be entitled to a pro rata refund of any prepaid amounts for services covering the period after the building has closed.

ARTICLE IV

Term and Termination

A. Term of Residency Agreement. This Residency Agreement shall commence on the effective date set forth on the Exhibits attached hereto (the “Effective Date”) and will continue on a month-to month basis.

B. Non-Renewal. As a month-to-month Contract, Community may elect not to renew the Contract upon thirty (30) days notice to Resident.

C. Termination. The Community may terminate this Residency Agreement prior to the expiration of its term, upon thirty (30) days prior written notice (“Community Notice Period”) to the Resident and the Responsible Party for one of the following reasons, as determined by the Community:

1. The Resident:

a.	Does not meet the residency requirements established by the state;

b.	Presents an imminent physical threat or danger to self or others;

c.	Requires more than intermittent nursing care;

d.	Require monitoring of a chronic medical condition that is not essentially stabilized through available medications and treatments;

e.	Is bedridden for more than 14 days;

f.	Has stage three or four skin ulcers;

g.	Requires a ventilator;

h.	Has an unstable tracheostomy or a stable tracheostomy of less than six months duration;

i.	Has an unstable peg tube;

j.	Requires an IV or central line;

k.	Wanders such that the Community is unable to provide adequate supervision and/or security arrangements;

l.

Exhibits socially inappropriate behavior as determined by the Community such that the facility would be unable to manage the behavior after documented, reasonable efforts such as clinical assessments and counseling for a period of not more than 60 days;

m.

Requires skilled monitoring, testing, and aggressive adjustment of medications and treatments where there is the pressure of, or reasonable potential of, an acute episode unless there is an RN to provide appropriate care;

n.	Requires treatment for a disease or condition which requires more than contact isolation;

o.

Exhibit behaviors that present a threat to the health or safety of themselves or others, such that the assisted living facility would be unable to eliminate the threat either through immediate discharge or use of immediate appropriate treatment modalities with measurable documented progress within 45 days;

p.	Fails to pay fees and charges when due, or breaches any representation, covenant, agreement, or obligation of the Resident under this Residency Agreement;

q.	Fails to accept additional services when it is in the best interest of the Resident to have these services provided to him/her;

r.	Has health care needs that cannot be met in the Community, for reasons such as licensure, design or staffing, as determined by the Community;

s.	Fails to comply with the Community Guidelines;

t.	Is habitually disruptive, creates unsafe conditions, or is physically or verbally abusive to other residents or staff.

2. If a Resident has one of the conditions listed above in 1 (c) – (o) and the Community and the Resident believe that continued residency is appropriate, the Community may, but is not required to, request a waiver from the state licensing authority allowing the Resident to remain in the Community temporarily.

3. The Resident’s family, guardian, Responsible Party, or guest is habitually disruptive, creates unsafe conditions, or is physically or verbally abusive to the detriment of the welfare of the Resident, other residents or staff.

4. The Resident’s personal physician has determined that the Resident needs other services, not available at the Community; or

5. The Community is closed.

Notwithstanding the foregoing, the Community may terminate this Residency Agreement for health or safety reasons, consistent with state law or in the event of a Community emergency or a Resident emergency, as determined by the Community. If this Residency Agreement is terminated for these reasons, the Community will not be required to provide prior written notice.

D. Termination by Resident. The Resident may terminate this Residency Agreement, upon thirty (30) days prior written notice to the Community (“Resident Notice Period”), for any reason.

1. In the event of the death of the Resident, this Residency Agreement will terminate on the first full day after all articles are removed from the suite. In the event of a medical emergency, as determined by Sunrise, this Residency Agreement shall terminate effective fourteen (14) calendar days after Sunrise receives notice, provided all articles are removed from the suite by that date.

E. Refunds.

1. In the event the Community terminates this Residency Agreement and the Resident vacates the Suite before the Community Notice Period is over, the Community shall refund the Resident a prorated amount of the paid Base Fee and the Additional Assisted Living Services Fees for the unused portion of the Community Notice Period.

2. In the event the Resident terminates this Residency Agreement, the Resident will be liable for all charges accrued or incurred for the entire length of the Resident Notice Period, regardless of whether the Resident vacates the Suite prior to the expiration of the Resident Notice Period.

F. Removal of Personal Property. Upon termination of this Residency Agreement, the Resident’s personal property must be removed from the Suite. The Community shall continue to assess, and the Resident will be required to pay, the Base Fee on a prorated basis until the personal property is removed from the Suite.

ARTICLE V

Miscellaneous Provisions

A. Choice of Accommodations. In the event that the suite of the Resident’s choice is not immediately available, an alternate suite will be made available and the Resident will be charged the rate customarily associated with such suite. Once the Resident’s desired suite becomes available the Resident will be allowed to move into the desired suite in accordance with the Community’s policy and the rate set forth in Exhibit 2, will apply.

If, in the sole discretion of the Community, it is determined that there has been a change in Resident’s care needs such that another suite or neighborhood in the Community is more suitable, Resident agrees to relocate to that suite or neighborhood, subject to availability.

B. Grievance Procedure / Conflict Resolution / Waiver of Jury Trial. The Community’s Grievance Procedure is set forth in Exhibit 4. While most issues can be resolved under the Grievance Procedures outlined in Exhibit 4, in the event that the parties are unable to resolve their differences short of litigation, the parties agree that any trial shall be before a judge and not a jury. Accordingly:

WAIVER OF TRIAL BY JURY: THE PARTIES TO THIS RESIDENCY AGREEMENT HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY LAWSUIT OR COUNTERCLAIM THAT MAY BE FILED BY EITHER PARTY IN CONTRACT, TORT, EQUITY OR BY STATUTE ARISING OUT OF OR RELATED TO THIS RESIDENCY AGREEMENT AND/OR ANY SERVICES OR CARE PROVIDED BY THE COMMUNITY TO THE RESIDENT. THE “COMMUNITY” SHALL INCLUDE THE MANAGER, OWNER and/or TENANT, AND ALL OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, PARENT COMPANIES AND SISTER COMPANIES AND ALL OF THEIR RESPECTIVE EMPLOYEES, AGENTS, CONTRACTORS, ASSIGNEES, OFFICERS AND DIRECTORS. IF THE UNDERSIGNED IS ANYONE OTHER THAN THE RESIDENT, THE UNDERSIGNED REPRESENTS THAT HE/SHE HAS FULL LEGAL AND EXPRESS AUTHORITY TO WAIVE THE RESIDENT’S, HIS/HER HEIR’(S), BENEFICIARIES, AND/OR ESTATE’S RIGHT TO A TRIAL BY JURY.

C. Security and Storage. The Community has a concierge during business hours. The main doors of the Community are open during business hours. All other doors are locked and alarmed at all times. The main doors are locked and alarmed after normal business hours.

The Suites have locking doors. Staff are trained to monitor the community at all times to help ensure the security of the residents and their belongings. The Community does not provide additional storage.

D. Insurance. The Resident is responsible for maintaining at all times his or her own insurance coverage, including health, personal property, liability, automobile (if applicable), and other insurance coverages in adequate amounts. This includes renter’s insurance. The Resident acknowledges that neither Sunrise nor the Owner is an insurer of the Resident’s person or property.

E. Emergencies. The Community maintains a policy for dealing with emergencies including natural emergencies. This policy includes measures to ensure the safety and well being of all residents and to allow continued operation in the event of an emergency. The policy also addresses the transfer of residents if required by the emergency.

F. Maintenance and Repairs. The Resident acknowledges that he or she has had an opportunity to inspect the Suite and the Resident accepts the Suite in its “as is” condition. The Community will deliver and maintain the Suite in a fit and habitable condition and will maintain all common areas in a clean and structurally safe condition, and will maintain all equipment, appliances, and fixtures, other than the personal property of the Resident, and all electrical, plumbing, heating, ventilating, and air conditioning equipment in good and safe working order and condition. Temporary interruption of such utility services may occur periodically due to factors outside of the Community’s control or due to repairs, maintenance or replacement of equipment.

G. Notices. Any notices to be given under this Residency Agreement will be deemed to have been properly given when delivered personally or when mailed by first class mail, postage prepaid, addressed as follows:

1. If to the Resident: addressed to the Suite or to such other address as the Resident may designate by notice.

2. If to the Community: addressed to the Executive Director of the Community or to such other address as the Community may designate in writing.

H. Assignment. The Resident’s rights and obligations under this Residency Agreement are personal to the Resident and cannot be transferred or assigned, without the prior written consent of the Community. The rights and obligations of the Community may be assigned to any person or entity, without the prior consent of the Resident. The Community may engage another person or entity to perform any or all of the services under this Residency Agreement.

I. Ownership Rights. The Resident has no ownership interest or proprietary right to the Suite, nor to the personal property, land, buildings, improvements or other Community facilities provided under this Residency Agreement. This Residency Agreement shall not be construed to be a lease or to confer any rights of tenancy or ownership in the Resident. The Resident’s rights under this Residency Agreement are subject to all terms and conditions set forth herein and subordinate to any mortgage, financing deed, deed of trust, or financing lease on

Community premises. Upon request, the Resident agrees to execute and deliver any instrument requested by the Community or the owner or holder of any such document to affect the sale, assignment, or conveyance thereof, provided that by so doing the Resident shall not be required to prejudice his/her rights under this Residency Agreement.

J. Guests. The Resident’s guests shall at all times abide by the Community’s policies, including the Community Guidelines. The Community reserves the right to take appropriate enforcement action if the Community determines that the guest is failing to follow such Community policies. The Resident shall be responsible for the charges incurred by any actions of any guest. The Resident may have guests stay overnight in the Suite, in accordance with the Community Guidelines.

K. Weapons. No weapons, including, but not limited to guns and knives, are to be brought into the Community at any time for the safety and well-being of all residents and staff. This policy applies to Resident guests as well.

L. Arrangement for Guardianship or Conservatorship. If it appears that you may not be able to care properly for yourself or your property, and if you have made no other designation of a person or legal entity to serve as guardian or conservator then Sunrise may apply to a court of law to appoint a legal guardian or conservator. Alternatively, if other persons seek appointment as your legal guardian or conservator, Sunrise may be required to participate in such proceedings. You agree to pay all attorney’s fees and costs incurred by Sunrise in connection with such action(s).

M. Resident Rights. The Resident and Responsible Party(s), have been advised of and have received a copy of the “Statement of Resident Rights,” which is attached as Exhibit 8 and made part of this Residency Agreement.

N. Admission Policy. Residents are admitted to the Community without regard to race, color, creed, national origin, sex, religion or handicap.

O. Assurance of Confidentiality. The Community acknowledges that the Resident’s personal and medical information are confidential. The Community shall maintain the confidentiality of the Resident’s personal and medical information in compliance with state and federal law.

P. Examination of Records. A representative of the agency responsible for licensing the Community, or any agency acting under its guidance, may inspect the Resident’s records that are on file at the Community as a part of their evaluation of the Community.

Q. Amendment. Subject to any provision of this Residency Agreement to the contrary, no modification, amendment, or waiver of any provision of this Residency Agreement will be effective unless set forth in writing and signed by the Sunrise area Director of Operations for the Region and the Resident.

R. Entire Agreement. This Residency Agreement, including the Exhibits hereto, and subject to Article V.V. below, constitutes the entire agreement between the parties and it supercedes all prior oral or written agreements, commitments, or understandings with respect to the matters provided for herein.

S. Waiver. Neither delay nor failure in requiring strict compliance by the Resident with any of the terms of this Residency Agreement shall be construed to be a waiver by the Community of such term, or of the right to insist upon strict compliance by the Resident with any of the other terms of this Residency Agreement.

T. Severability. If any provision of this Residency Agreement is found invalid or otherwise unenforceable, the other provisions of this Residency Agreement shall remain binding and enforceable.

U. Governing Law. This Residency Agreement, its construction, performance, the obligations and duties of the parties, and any claims or disputes arising from it will be governed by and construed in accordance with the laws of the state in which the Community is located.

V. Accuracy of Application Documents. As part of the Resident’s application to the Community, the Resident has filed with the Community an application form. The Resident warrants that all information contained in these documents and any other document supplied to the Community as part of the application process is true and correct, and the Resident understands that the Community has relied on this information in accepting the Resident for residency at the Community. Any misrepresentation or omission made by the Resident or on the Resident’s behalf, whether written or verbal, shall be grounds for the Community’s termination of this Agreement upon thirty (30) days prior written notice to the Resident.

W. Advance Directives. It is the policy of the Community to ask all prospective residents if they have executed any “advance directives.” Advance directives can include a health care power of attorney, a living will, or other documents which describe the amount, level or type of health care the resident would want to receive at a time when the resident can no longer communicate those decisions to a doctor or other health professional. It also includes documents in which the resident names another person who has the legal authority to make health care decisions for the Resident. If the Resident has executed any such documents, or if the Resident executes any such documents while living at the Community, it is the Resident’s responsibility to advise the Community’s staff of these documents, and to provide copies to the Community. If the Resident has such documents, and has provided copies of them to the Community, the Community will provide copies of the documents to other health care professionals who may be called to assist the Resident with his/her health care needs. If the Resident executes such documents, and later changes or revokes them, it is the Resident’s responsibility to inform the Community, so that the Community can assist the Resident in communicating the Resident’s health care choices to other professionals.

X. Review of Documents and Policies. The Resident and the Responsible Party named in this Residency Agreement acknowledge(s) that they have received copies of, and have reviewed, this Residency Agreement between the Community and the Resident and all exhibits. The Resident and the Responsible Party further acknowledge(s) that the Community has explained to him/them the Community’s policies and procedures for implementing residents’ rights and responsibilities, including the grievance procedure (attached as Exhibit 7) and the

Resident has been offered the opportunity to execute advance directives. The Community recommends that the Resident have this Residency Agreement reviewed by an attorney or another third party chosen by the Resident.

Y. Responsibility for Third Party Contractors/Health Services. The Resident has the right to receive services from third-party contractors consistent with the Community’s policies and state law. All third-party contractors must comply with the Community’s rules and policies. The Community has no responsibility to screen third party contractors and the Community is not responsible for care provided by third-party contractors to the Resident. The Resident shall indemnify the Community and its owners, directors, agents, employees and contractors against any losses, costs, expenses, claims, liabilities, damages, or judgments, including without limitation, legal fees, court costs, expert fees, and similar expenses incurred, which may be asserted against, imposed upon or incurred by the other party as a result of the negligence or intentional conduct of the third-party contractor. The Community reserves the right to bar any third-party contractor from the Community.

The Resident hereby indemnifies, holds harmless and releases the Community and its owners, directors, agents, employees, and contractors from any and all liability, cost, and responsibility for injury and damage, including attorneys’ fees, arising from the Resident’s failure to obtain, or from the failure of others to furnish, nursing, health care or personal care services, and from all injury and damages which could have been avoided or reduced if such services had been obtained or furnished or as a result of the Resident/Responsible Party’s negligence, intentional wrongdoing or breach of his/her contractual obligations.

Article VI

Services Available to Residents at the Community

A. Services Available at the Community. The services and programs described in the following pages of this Residency Agreement are available to residents, as determined by the Community following the Assessment process described in Article I.

B. Services Not Provided by The Community. The Community does not provide any services not described in this Residency Agreement. However, certain services such as eyeglasses, dentures, podiatric care, psychiatric consultation, physical therapy, speech therapy, and occupational therapy, private duty care givers, prescription medications, physician services, prosthetic devices and mechanical aides in some cases may be arranged through the Community. Any such services and items will be billed to the Resident by the third party provider.

C. Emergency Services. The Resident authorizes the Community to obtain emergency health care services for the Resident, at the Resident’s expense, whenever, in the Community’s sole discretion, such emergency services are deemed necessary. The Community shall notify any Responsible Party, as soon as possible after such emergency where health care services have been provided.

D. Transfer to Facility Providing Higher Level of Care. If the Resident needs care beyond what can be provided in the Community, the Resident and any Responsible Party shall,

upon written notification from the Community, make arrangements for transfer to an appropriate care setting.

Review of Documents and Policies. You acknowledge that you have received a copy of, and have reviewed, this Residency Agreement as well as the following specific information:

1. The Resident Grievance Procedure (attached as Exhibit 4);

2. The Community’s policies and procedures for implementing Resident Rights (attached as Exhibit 5);

3. The Community’s policy concerning Advance Directives, set forth in Article V, paragraph U of this Residency Agreement;

4. Article V(B) of this Residency Agreement titled “Grievance Procedure / Conflict Resolution / Waiver of Jury Trial”.

You acknowledge that the Community has explained the terms of this Residency Agreement to you. You agree to the terms of this Residency Agreement by signing in the space provided below:

RESIDENT:	RESPONSIBLE PARTY:

Signature	Signature

Print Name	Print Name

SECOND RESIDENT (if applicable):	RESPONSIBLE PARTY:

Signature	Signature

Print Name	Print Name

SUNRISE:

Signature

Executive Director

EXHIBIT 1

YOUR SUITE AND FEES

Name of Resident:

Suite #:                                                               Occupancy Date:

Base Fees
Assisted Living Suite	$_______/ day
Reminiscence Suite	$_______/ day
Edna’s Place Suite	$_______/ day
Avon Place Suite	$_______/ day

Service Level Fees
Assisted Living Plus	$_______/ day
Assisted Living Plus Plus	$_______/ day
Reminiscence Program Fee	$_______/ day
Reminiscence Plus	$_______/ day
Reminiscence Plus Plus	$_______/ day
Terrace Club Program Fee	$_______/ day
Terrace Club Plus	$_______/ day
Edna’s Place Program Fee	$_______/ day
Edna’s Place Plus	$_______/ day
Avon Place Program Fee	$_______/ day
Avon Place Plus	$_______/ day
Enhanced Care	$_______/ day

Medication Management	$_______

Level 1 Level 2

Total Daily Fee:	$_______/ day
Move-in Fee:	$_______
_______

Effective Date:

EXHIBIT 1-A

SECOND RESIDENT’S FEES

Name of Second Resident:

Occupancy Date:

Base Fees
Assisted Living Suite	$_______/ day
Reminiscence Suite	$_______/ day
Edna’s Place Suite	$_______/ day
Avon Place Suite	$_______/ day

Service Level Fees
Assisted Living Plus	$_______/ day
Assisted Living Plus Plus	$_______/ day
Reminiscence Program Fee	$_______/ day
Reminiscence Plus	$_______/ day
Reminiscence Plus Plus	$_______/ day
Terrace Club Program Fee	$_______/ day
Terrace Club Plus	$_______/ day
Edna’s Place Program Fee	$_______/ day
Edna’s Place Plus	$_______/ day
Avon Place Program Fee	$_______/ day
Avon Place Plus	$_______/ day
Enhanced Care	$_______/ day

Medication Management	$_______

Level 1 Level 2

Total Daily Fee:	$_______/ day
Move-in Fee:	$_______

Effective Date:

EXHIBIT 2

SCHEDULE OF COMMUNITY FEES

A. Schedule of Fees. The fees for all of the various services and products offered by the Community are as follows:

Base Fees (starting from)
Assisted Living Suite	$_______/ day
Reminiscence Suite	$_______/ day
Edna’s Place Suite	$_______/ day
Avon Place Suite	$_______/ day

Service Level Fees
Assisted Living Plus	$_______/ day
Assisted Living Plus Plus	$_______/ day
Reminiscence Program Fee	$_______/ day
Reminiscence Plus	$_______/ day
Reminiscence Plus Plus	$_______/ day
Terrace Club Program Fee	$_______/ day
Terrace Club Plus	$_______/ day
Edna’s Place Program Fee	$_______/ day
Edna’s Place Plus	$_______/ day
Avon Place Program Fee	$_______/ day
Avon Place Plus	$_______/ day
Enhanced Care* (starting from)	$_______/ day

Medication Management	$_______

Level 1 Level 2

Move-in Fee:	$_______

Effective Date:

*	Enhanced Care fees are variable, depending on the needs of the resident as determined by the resident’s assessment score.

EXHIBIT 3

SCHEDULE OF THE COMMUNITY’S ADDITIONAL AMENITIES

Additional Amenities

(1)    Assistance with Resident requested special maintenance projects, such as hanging pictures, furniture assembly, etc. beyond that maintenance required by this Residency Agreement. The use of outside contractors or handyman services is not permitted without prior written approval of Community.

$ /day
(2) Housekeeping services in addition to those included as part of the Assisted Living Services	$ /day
(3) Transportation for personal trips, scheduled in advance by the Resident. The hours that transportation is available for scheduling will be determined by Community.	$ /hour
(4) Rental furniture	$ /month
(5) Guest meals	$ /breakfast
$ /lunch
$ /dinner
(6) Barber and Beauty services	$
(7) Dry cleaning	$
(8) Continence Products	$
Level 1 Level 2
Level 3
(9) The View Programming Fee	$
(10)	$
(11)	$
(12)	$

(13)	$

EXHIBIT 4

RESIDENT GRIEVANCE PROCEDURE

The Community encourages all residents and family members to express their complaints about the Community and to suggest remedies or improvements in its policies and services. Your Community will try to be responsive to reasonable concerns and suggestions. We also encourage residents and family members to let staff know when services and policies are satisfactory and should continue unchanged.

PROCEDURES:

The Community team members are expected to listen courteously and respectfully to complaints. If team members are able to do so, they will attempt to explain the reason for the procedure or incident in question. If you are not satisfied, team members will explain the Community’s steps for making a complaint which are as follows:

1.

Discuss the concern or complaint with the Executive Director of the Community. If there is no resolution to the matter or you do not feel comfortable discussing the matter with the Executive Director, then,

2.	Discuss the concern or complaint with the area Director of Operations for the Community, , whose voicemail number is . If there is no satisfaction at that point, then,

3.	Contact the Area Vice-President of Operations, whose voicemail number is . If there is no satisfaction at that point, then,

4.	Contact the Sunrise Senior Living National Office Customer Service Center to express the complaint at 1-800-929-4124. If you are still unsatisfied then,

5.	Contact the following agencies:

State Licensing Authority	Ombudsman

Delaware Department of Health and Social	Delaware Long Term Care Ombudsman
Services	Toll-Free Number: (877) 453-0012
Toll-Free Number: (800) 464-4357

Another way to air grievances is through the monthly Resident Council meetings.

At no time will any team member of the Community take any improper action against a resident for making a complaint, whether or not the complaint is valid. The Community will consider dismissing any employee who is found to be threatening, ignoring, humiliating, retaliating, or discriminating against residents who voice complaints.

Whenever any team member observes what appears to be a violation of resident rights or a violation of any of the laws and regulations under which the Community must operate, whether or not a resident has actually voiced a complaint, the team member is immediately expected to correct the situation, if possible. If the team member is unable to do so, he/she is to bring the problem to the attention of the Executive Director or Administrative Team Member on Call who will ensure corrective action and, when required, notify authorities.

RESIDENT/ RESPONSIBLE PARTY:	SECOND RESIDENT/ RESPONSIBLE PARTY:

(Signature)	(Signature)

(Print Name)	(Print Name)

(Date)	(Date)

EXHIBIT 5

RESIDENT RIGHTS

Residents have rights, which shall include but not be limited to the following:

(1) Every resident shall have the right to receive considerate, respectful, and appropriate care, treatment and services, in compliance with relevant federal and state law and regulations, recognizing each person’s basic personal and property rights which include dignity and individuality.

(2) Each resident and the family of such resident shall, prior to or at the time of admission, receive a written statement of the services provided by the Community including those required to be offered on an “as needed” basis, and a statement of related charges for services.

(3) After admission, the Community shall submit to the resident or legal representative, on a monthly basis, a written, itemized statement detailing in language comprehensible to the ordinary layperson the charges and expenses the resident incurred during the previous month. The statement shall contain a description of specific services, equipment and supplies received and expenses incurred for each such item. The statement shall include an explanation of any items identified by code or by initials. The Community shall make reasonable efforts to communicate the contents of the individual written statement to persons who it has reason to believe cannot read the statement.

(4) Each resident shall receive from his/her physician complete and current information concerning the resident’s diagnosis, treatment and prognosis in terms and language the resident can reasonably be expected to understand, unless medically inadvisable. The resident shall participate in the planning of the resident’s medical treatment, including attendance at care plan meetings, may refuse medication or treatment, be informed of the medical consequences of all medication and treatment alternatives and shall give prior informed consent to participation in any experimental research after a complete disclosure of the goals, possible effects on the resident and whether or not the resident can expect any benefits or alleviation of the resident’s condition. In any instance of any type of experiment or administration of experimental medicine, there shall be written evidence of compliance with this section, including the signature of the resident, or the signature of the resident’s guardian or representative if the resident has been adjudicated incompetent. A copy of signed acknowledgment or informed consent, or both when required, shall be forwarded to each signer and a copy shall be retained by the Community.

(5) At the bedside of each resident, the Community shall place and maintain in good order the name, address and telephone number of the physician responsible for the resident’s care.

(6) Each resident shall receive respect and privacy in the resident’s own medical care program. Case discussion, consultation, examination and treatment shall be confidential, and shall be conducted discreetly. In the resident’s discretion, persons not directly involved in the resident’s care shall not be permitted to be present during such discussions, consultations, examinations or treatment, except with the consent of the resident. Personal and medical records shall be treated confidentially, and shall not be made public without the consent of the resident, except such records as are needed for a resident’s transfer to another health care institution or as required by law or third party payment contract. No personal or medical records shall be released to any person inside or outside the Community who has no demonstrable need for such records.

(7) Every resident shall be free from chemical and physical restraints imposed for purposes of discipline and convenience, and not necessary to treat the resident’s medical condition.

(8) Every resident shall receive from the Executive Director or staff of the Community a courteous, timely and reasonable response to requests, and the Community shall make prompt efforts to resolve grievances. Responses to requests and grievances shall be made in writing upon written request by the resident.

(9) Every resident shall be provided with information as to any relationship the Community has with other healthcare and related institutions and/or service providers, including, but not limited to, pharmacy and rehabilitation services, to the extent the resident is offered care and/or services from these related entities. Such information shall be provided in writing upon admission, and thereafter when additional services are offered.

(10) Every resident shall receive reasonable continuity of care.

(11) Every resident may associate and communicate privately and without restriction with persons and groups of the resident’s own choice (on the resident’s own or their initiative) at any reasonable hour; may send and shall receive mail promptly and unopened; shall have access at any reasonable hour to a telephone where the resident may speak privately; and shall have access to writing instruments, stationery and postage.

(12) Each resident has the right to manage his/her financial affairs. If, by written request signed by the resident, or by the guardian or representative of a resident who has been adjudicated incompetent, the Community manages the resident’s financial affairs, it shall have available for inspection a monthly accounting, and shall furnish the resident and his/her family or representative with a quarterly statement of the resident’s account. The resident shall have unrestricted access to such account at reasonable hours.

(13) If married, every resident shall enjoy privacy in visits by his/her spouse, and, if both are in-residents of the Community, they shall be afforded the opportunity where feasible to share a room, unless medically contraindicated.

(14) Every resident has the right of privacy in his/her room, including a door that locks, consistent with the safety needs of the resident. Personnel of the Community shall respect this right by knocking on the door before entering the resident’s room.

(15) Every resident has the right, personally or through other persons or in combination with others, to exercise his/her rights; to present grievances; to recommend changes in Community policies or services on behalf of himself/herself or others; to present complaints or petitions to the Community’s staff or Executive Director, to the Division of Services for Aging and Adults With Physical Disabilities or to other persons or groups without fear of reprisal, restraint, interference, coercion or discrimination.

(16) A resident shall not be required to perform services for the Community.

(17) Each resident shall have the right to retain and use his/her personal clothing and possessions where reasonable, and shall have the right to security in the storage and use of such clothing and possessions.

(18) No resident shall be transferred or discharged out of a Community except for medical reasons; the resident’s own welfare or the welfare of the other residents; or for nonpayment of justified charges. If good cause for transferal is reasonably believed to exist, the resident shall be given at least 30 days’ advance notice of the proposed action, together with the reasons for the decision, and the resident shall have the opportunity for an impartial hearing to challenge such action if he/she so desires. In emergency situations such notice need not be given.

(19) Every resident shall have the right to inspect all records pertaining to him/her, upon oral or written request within 24 hours of notice to the Community. Every resident shall have the right to purchase photocopies of such records or any portion of them, at a cost not to exceed the community standard, upon written request and two working days advance notice to the Community.

(20) Every resident shall be fully informed, in language he/she can understand, of his/her rights and all rules and regulations governing resident conduct and his/her responsibilities during the stay at the Community.

(21) Every resident shall have the right to choose a personal attending physician.

(22) Every resident shall have the right to examine the results of the most recent survey of the Community conducted by federal and/or state surveyors and any plan of correction in effect with respect to the Community. Survey results shall be posted by the Community in a place readily accessible to residents.

(23) Every resident shall have the right to receive information from agencies acting as client advocates and be afforded the opportunity to contact those agencies.

(24) Every resident shall be free from verbal, physical or mental abuse, cruel and unusual punishment, involuntary seclusion, withholding of monetary allowance, withholding of food and deprivation of sleep.

(25) Every resident shall be free to make choices regarding activities, schedules, health care and other aspects of his/her life that are significant to the resident, as long as such choices are consistent with the resident’s interests, assessments and plan of care and do not compromise the health or safety of the individual or other residents within the Community.

(26) Every resident has the right to participate in an ongoing program of activities designed to meet, in accordance with his/her assessments and plan of care, the resident’s interests and physical, mental and psychosocial well-being.

(27) Every resident shall have the right to participate in social, religious and community activities that do not interfere with the rights of other residents.

(28) Every resident shall receive notice before the resident’s room or roommate is changed, except in emergencies. The Community shall endeavor to honor the room or roommate requests of the resident whenever possible.

(29) Every resident shall be encouraged to exercise his/her rights as a citizen of the State and the United States of America.

(30) Every resident shall have the right to request and receive information regarding minimum acceptable staffing levels as it relates to his/her care.

(31) Every resident shall have the right to request and receive the names and positions of staff members providing care to the resident.

(32) Every resident shall have the right to request and receive an organizational chart outlining the Community’s chain of command for purposes of making requests and asserting grievances.

(33) Where a resident is adjudicated incompetent, is determined to be incompetent by his/her attending physician, or is unable to communicate, his/her rights shall devolve to his/her next of kin, guardian or representative.

RESIDENT/ RESPONSIBLE PARTY:	SECOND RESIDENT/ RESPONSIBLE PARTY:

(Signature)	(Signature)

(Print Name)	(Print Name)

(Date)	(Date)

EXHIBIT 6

RESPONSIBLE PARTY CONTRACT

THIS CONTRACT is entered into as of this                      day of                     ,             , by and among                              (hereinafter referred to as the “Resident”);                                          (the “Responsible Party”) and Sunrise Senior Living Management, Inc., (“Sunrise”), Manager for Owner.

WHEREAS, the Resident desires to live in the suite, or already lives in the suite (the “Suite”) identified in an Contract between Sunrise and the Resident (the “Residency Agreement”), of which this Contract is made a part thereof; and

WHEREAS, Sunrise is willing to enter into the Residency Agreement if the Resident identifies an individual who is willing to provide certain assistance to or on behalf of the Resident in the event that such assistance is necessary, and who is willing to pay the Resident’s financial obligations to Sunrise under the Residency Agreement in the event that the Resident does not make payments when due; and

WHEREAS, the Responsible Party has agreed to provide such assistance and to pay such obligations if and as necessary.

In consideration of the foregoing, the parties agree as follows:

1.	In the event that the condition of the Resident makes such assistance necessary or advisable, the Responsible Party, upon the request of the Community, will:

a)	Participate as needed with the Community staff in evaluating the Resident’s needs and in planning and implementing an appropriate plan for the Resident’s care;

b)	Assist the Resident as necessary to maintain the Resident’s welfare and to fulfill the Resident’s obligations under the Residency Agreement;

c)	Assist the Resident in transferring to a hospital, nursing home, or other medical facility in the event that the Resident’s needs can no longer be met by the Community;

d)	Assist in removing the Resident’s personal property from the Apartment/Suite when the Resident leaves the Community;

e)	Make necessary arrangements, or assist the legally responsible person in making necessary arrangements, for funeral services and burial in the event of death.

2.

In the event that the Resident fails to pay any amount or amounts due to the Community under the Residency Agreement, the Responsible Party hereby agrees to pay the Community all amounts due from the Resident under the Residency Agreement, as it may be amended from time to time, including any amounts resulting from increases in fees or charges authorized by the Residency Agreement. The Responsible Party agrees to pay the Community within thirty (30) days of receiving each notice from the Community of nonpayment by the Resident.

3.	The Responsible Party acknowledges that he/she has received and has reviewed a copy of the Residency Agreement, and has had an opportunity to ask any questions the Responsible Party may have.

IN WITNESS WHEREOF, the undersigned have duly executed this Contract, or have caused this Contract to be duly executed on their behalf, as of the day and year first above written.

Sunrise Senior Living Management, Inc., as Manager for Owner:	Responsible Party

Signature	Signature

Executive Director
(Title)	(Print Name)

(Name of Community)	(Address)

(Date)	(Date)

Social Security Number

Resident’s Name

EXHIBIT 7

CONSENT TO PHOTOGRAPH

Sunrise was founded on the belief that human life is sacred — each person deserves to be treated with the utmost dignity and respect. At times photographic images of residents are required to ensure their safety and / or enhance their Sunrise experience.

Because Sunrise desires to ensure that each resident is able to exercise the right to make his or her own choices, this Consent to Photograph authorizes Sunrise Senior Living Management, Inc. and/or Sunrise Senior Living Services, Inc. (collectively referred to herein as “Sunrise”) to act according to your wishes With respect to photographs.

I,                     , consent to photographs of                     , being used for the following reason(s):

☐

Identification purposes intended to assist in the delivery of care and/or dietary services in order to ensure my best interests and needs are met. I understand that these images will be treated by the Community as confidential.

☐

Recognition of anniversary, birthday, celebrations and events attended while living as a Sunrise resident. I understand that these images may be placed in a photo album and/or posted online at www.SunriseConnected or other Sunrise web site, to enable my family and others to enjoy seeing the celebrations and events provided.

I release and hold harmless Sunrise and any affiliated companies and businesses as well as their employees, officers, directors and agents from any and all claims arising from the use of             ’s, photograph as authorized above.

Resident Name (please print)

Responsible Party, Attorney in Fact or Guardian Name — if applicable (please print)

CARE PROGRAMS AND SERVICES

ASSISTED LIVING

The Community’s Assisted Living Program consists of reminders, supervision and/or hands on assistance with certain activities of daily living. Such services are offered at Assisted Living Plus, Assisted Living Plus Plus and Enhanced Care, depending on the nature and extent of services provided.

REMINISCENCE PROGRAM

The Community’s Reminiscence Program (“Reminiscence Program”) is designed for residents who have a diagnosis of Alzheimer’s Disease, dementia or related disorders or who have similar care needs. The Reminiscence Program is offered in a specially designed Reminiscence Neighborhood. The Reminiscence Program is offered at different levels, depending on the nature and extent of services provided.

TERRACE CLUB

The Terrace Club is a specially designed program for residents who have, or are concerned about, early memory loss. It is offered as an addition to the Assisted Living program and service levels.

AVON PLACE

Avon Place is a specially designed neighborhood in the Community with programming designed for residents with early to mid stage memory loss usually associated with Alzheimer’s disease or related disorder such as dementia. It is offered at a “Base” level and a “Plus” level, depending on the nature and extent of services provided.

EDNA’S PLACE

Edna’s Place consists of a cluster of suites within the Reminiscence Neighborhood and incorporates design features, therapeutic programs and closely supervised activities for residents who have higher level needs due to more severe cognitive impairment such as late stage memory loss or Alzheimer’s Disease. Edna’s Place is offered at a “Base” level, and a “Plus” level, depending on the nature and extent of services provided.

MEDICATION ASSISTANCE PROGRAM

The Medication Program is available to those residents who may require help with their medications. Medication assistance is subject to state law but may include the following: a) reminding the resident of the time to take medication; b) reading the medication label to the resident; c) checking the dosage of self administered medication against the container label; and d) physically assisting the resident in pouring or otherwise taking the medication. If the resident is able to self-administer his/her own medications, the medications must be kept in a locked box or area (at Resident’s expense) in the Resident’s Suite.

The Community’s Medication Program requires the use of a uniform medication packaging system. The Resident may purchase medications from a pharmacy that has contracted with the Community, or the Resident can provide written notice to the Community that he/she will obtain medications from another pharmacy. While the Resident is free to select any pharmacy, the pharmacy must provide medications in a manner consistent with the Community’s system in order for the Resident to participate in the Medication Program.

REFERRAL DISCLOSURE ADDENDUM

This is to advise you that, in the ordinary course of business, Sunrise communities develop relationships with local and national organizations that may lead to referrals and move-ins. It is just one of many ways of ensuring that residents who need care locate the appropriate setting to meet their needs. In some cases, if allowed by law, the referral source may require compensation from the Community if a resident whom they referred moves into the Community. The majority of move-ins are not the result of compensated referrals. Payment of a fee has no effect on a resident’s stay at our community.

RESPITE STAY ADDENDUM

THIS RESPITE STAY ADDENDUM (this “Addendum”) is entered into as of this      day of             , 20    , by and between: (i) Sunrise and (ii)                                  (“you” or “Resident”).

WHEREAS, the Resident desires to reside at the Community for a temporary respite stay (the “Respite Stay”); and

WHEREAS, the Resident and the Community have entered into a Residency Agreement dated                     , 20     (the “Residency Agreement”), as amended herein.

NOW THEREFORE, the Resident and the Community agree as follows:

1. Article IV.A. of the Residency Agreement is hereby amended as follows: Resident shall reside at the Community for the period commencing on                     , 20     and terminating no later than                     , 20__.

2. The Move-in Fee referred to in Article III.B. of the Residency Agreement shall be waived during the Resident’s Respite Stay.

3. Article III. of the Residency Agreement is amended to add the following:

L. Respite Stay Daily Fee. During the Respite Stay, the Resident shall pay a daily fee in the amount of $             (the “Respite Stay Daily Fee”).

4. In the event that Resident becomes a permanent resident of the Community, Resident shall be responsible for payment of the Move-in Fee upon the first day of such permanent residency. A portion of the Respite Stay Daily Fee, in the amount of $            , is referred to as the Respite Premium Fee. Resident’s Move-In Fee shall be credited by the amount of the Respite Premium Fee paid over the course of the Respite stay, up to the full amount of the Move-in Fee. For example, if the Resident pays a Respite Premium Fee of $25.00 to the standard room rate for a Respite Stay of 10 days, the Resident will receive a Respite Premium credit of $250 towards the Move-in Fee.

5. Except as modified herein, all of the other terms and conditions of the Residency Agreement remain in full force and effect.

(Signatures are on the following page)

IN WITNESS WHEREOF, the parties have executed this Addendum effective as of the date first written above.

SUNRISE

Signature

Executive Director

Date

RESIDENT	RESPONSIBLE PARTY

Signature	Signature

Print Name	Print Name

Date	Date

PET ADDENDUM

The Community consents to the Resident keeping in the Suite the household pet described as follows (the “Pet”):

Kind and breed

Name

Color

Height (maximum height permitted is 18”)

Weight (maximum weight permitted is 30 lbs.)

Age

The Resident will provide the Community a photograph of the Pet at the time this Addendum is executed.

A. Responsibilities of the Resident. The Resident will keep the Pet in the Suite, except when walking the Pet, if applicable, or transporting it to and from the Suite. The Resident will not allow the Pet in building lobbies or in common residential area, other than to transport the Pet to and from the Suite. The Resident will walk and curb the Pet only in areas designated by the Community and will be responsible for cleaning up after the Pet. When the Pet is not in the Suite, the Resident will keep it on a leash no longer than five feet or in a cage or other appropriate closed and ventilated container, and in the control of the Resident. If the Pet is a bird, the Resident will keep it caged both in and out of the Suite. If the Pet is a dog or cat, the Resident will ensure that it wears a collar with appropriate identification (including the Resident’s telephone number) at all times that it is out of the Suite.

The Resident will comply with all vaccination and licensing requirements applicable to the Pet, showing proof of this upon request, and will comply with appropriate standards of care, treatment, and grooming. The Resident will be responsible for the health, welfare, and proper care of the Pet. The Resident will ensure that the Pet does not disturb the right of other residents to the peaceful enjoyment of their Suites and of the common areas. The Resident will not leave the Pet unattended when the Pet is not in the Suite.

The Resident will be liable for any personal injury or property damage caused by the Pet that is suffered by the Community, its employees or agents, other residents, guests, or invitees. The Resident will pay all costs and expenses, including reasonable attorneys’ fees and court costs incurred by the Community in enforcing any liability of the Resident under this Addendum.

B. Term and Termination. This Addendum will continue until the Residency Agreement between the Resident and the Community is terminated, unless either party terminates this Addendum for any reason by giving seven (7) days prior written notice to the other party. The Community may terminate this Addendum upon twenty-four (24) hours notice in the event the Resident breaches any of the Resident’s obligations under this Addendum. In the event that the Pet is left unattended for more than twenty-four (24) hours, or if the Community determines that the Resident, for any reason, is unable to care for the Pet, the Community reserves the right to arrange for the Pet to be delivered to:

(Sponsor)

or to such other individual or agency as the Community determines to be appropriate. The Resident will pay all costs of delivery, feeding, care, treatment, and housing of the Pet. The Resident acknowledges that the Resident has no right to keep a pet except to the extent expressly permitted by this Addendum, and that the Community reserves the right to withdraw its consent to the Resident keeping the Pet at any time by terminating this Addendum as permitted above.

Community

Date: ___________	By:
Title:

Resident / Responsible Party:

Date: ___________
Signature

Title

Resident / Responsible Party:

Date: __________
Signature

Title

MOTORIZED VEHICLE ADDENDUM

RULES FOR MOTORIZED VEHICLES

This Exhibit is hereby attached to and becomes a part of the attached Residency Agreement by and between the Community and the Resident dated                      20        .

The Resident and the Community agree that the Resident shall be entitled to use a motorized vehicle in the Community so long as this Residency Agreement remains in force upon the following terms.

Any Resident who wishes to operate an electric wheelchair, motorized cart or similar device (a “Motorized Vehicle”) at the Community must register with the Community and follow the Rules presented below. The Rules governing Motorized Vehicle use are designed to protect residents and staff.

1.	To complete registration, the Resident must submit to the Executive Director a written statement indicating that the Resident’s need for use of a Motorized Vehicle is due to the Resident’s disability.

2.

Resident acknowledges responsibility for any damage or injury caused by use of the Motorized Vehicle. The Community encourages Residents to purchase liability insurance that covers Residents for any injury or damaged caused by Residents’ Motorized Vehicles. Without such insurance, Residents may be personally liable for substantial amounts of money plus attorneys’ fees.

3.

The Community will review with the Resident how to properly operate the scooter, i.e start, stop, and understand the turning capabilities of the scooter. The use of the Motorized Vehicle may be restricted, if it becomes evident to the Community’s leadership that the use of the Motorized Vehicle constitutes a direct threat to the health or safety of others or result in substantial physical damage.

4.	No Motorized Vehicle shall be operated at the Community at a speed that exceeds a normal walking pace, estimated at 2 miles per hour.

5.

The Resident must operate the Motorized Vehicle at the lowest possible speed and then transfer to a dining chair for the meal, due to the Motorized Vehicle blocking ingress and egress. For the safety of residents and staff, staff will park the Motorized Vehicle in the dining room foyer during the meal. The Community will consider modifications of this Rule if the Resident’s medical condition precludes transfer to a chair.

6.

The Motorized Vehicle must be operated at all times in a safe manner and with due care to avoid causing any personal injury or property damage. The Resident must be particularly careful to avoid persons who are entering or leaving their Suites.

7.

The Motorized Vehicle should be driven in the center of the hallway. The Resident must stop at hallway intersections, look both ways and make sure it is clear before slowly proceeding through the intersection.

8.	The Motorized Vehicle must not be left unattended near any entrances, exits or intersections. When the Resident retires to his or her Suite, he or she must also bring the Motorized Vehicle inside.

9.	Residents requesting any reasonable accommodation in the Community’s Rules shall submit a written request to the Executive Director.

DATED:
Resident

Executive Director

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Exhibit A-4

Form of Residency Document (Michigan)

(see attached)

PREAMBLE

The purpose of this Residency Agreement is to provide a statement of the services that will be provided to you and the legal obligations that the Community will be assuming. This Residency Agreement also sets forth your obligations to the Community, both financial and non-financial. Your residence is identified by the suite number in Exhibit 1 of this Residency Agreement. You may move into your suite (the “Suite”) as of the date (the “Occupancy Date”) listed in Exhibit 1.

ARTICLE I

Resident Evaluation

A. Qualification for Residency. The Community may only accept or retain an individual to be a resident if management determines, in its sole discretion, it is able to provide appropriate services and the individual meets the requirements set forth by state law. The Community is not required to admit or retain the Resident or to contract with the Resident for services, if the Community determines, in its sole discretion, that it cannot meet the Resident’s needs or the Resident fails to meet the requirements as set forth by law.

B. Physician’s Report. Prior to move-in, the Resident will provide the Community a completed Physician’s Report (the “Physician’s Report”) on a form provided by the Community. This Report will include a physical examination conducted within thirty (30) days prior to move-in and must demonstrate that the Resident meets criteria for residency. After move-in, the Community may require a Physician’s Report, acceptable to the Community, following any hospitalization, when the Community determines that the Resident’s health condition warrants or as required by law.

C. Psychiatric Examination. In addition to the Physician’s Report, the Community may require a report of a current psychiatric examination (the “Psychiatric Examination”) prior to move-in if the Resident is taking psychotropic drugs, or has a history of aggressive behavior, to determine if the Resident’s needs can be met in an Assisted Living Program and to assist in the Resident’s care plan. After move-in, the Community may require a psychiatric consultation when the Community, along with the Resident’s personal physician, determines that the Resident’s health condition warrants. Failure to comply with the request for a consultation after move-in may result in a termination of this Residency Agreement.

D. Assessment. The level of assisted living services required by the Resident is determined through an assessment (“Assessment”) of the Resident. The Assessment is performed by designated team members and includes an evaluation of each Resident’s specific needs. It covers areas such as: mobility, skin care, eating habits, oral hygiene, continence, cognitive behavior, and medication. This Assessment, along with the Physician’s Report, provides the basis for identifying the Resident’s Service Level.

The Assessment is performed when the Resident desires to move into the Community, and is performed again (i) when additional assisted living services may be needed, (ii) upon the Resident’s change in condition or (iii) upon a Resident’s return from the hospital or other care facility. The Resident, his/her family, and any Responsible Party named in this Residency Agreement will be informed of changes in the Resident’s condition and any additional assisted living services needed, and are encouraged to participate in the review, assessment, and care plan process.

E. Resident Service Plan. A Service Plan will be developed based on the Physician’s Report, the Psychiatric Examination (if applicable) and the Assessment. The Resident’s service plan will be developed with the Resident and/or any individual the Resident designates, including any Responsible Party. The service plan will outline the services the Resident is to receive.

F. Change in Resident’s Condition. If the Resident’s condition changes so that the previously assessed level of services is no longer appropriate, the Community will reevaluate the Resident’s needs to determine which level of service is appropriate and notify the Resident/Responsible Party of such reevaluation. The rate charged will vary according to the level of service provided. Should the Resident wish to decrease the services received, prior approval from the Community is required. Changes in services provided will be reflected in a revised service plan.

G. Notification of Third Parties. In the event that the Resident requires emergency services or experiences a significant change in condition, the Community will attempt to contact the Responsible Party or other individual designated by the Resident, within twelve (12) hours. The Resident is responsible for ensuring that the Community has current telephone numbers for the individuals to be notified.

ARTICLE II

Responsibilities and Representations of the Resident

A. The Resident will use the Suite only for residential dwelling purposes.

B. Smoking is not allowed in any Resident Suite. Smoking is only allowed in designated “Smoking Areas.” Whether to designate any Smoking Areas is within the sole discretion of the Community. The Community may require residents to be supervised when smoking.

C. A live-in companion is considered an additional person living in the Suite and is required to pay the Base Fee associated with the Resident’s Suite.

D. Resident agrees to maintain the Suite in a clean, sanitary and orderly condition. Resident will reimburse the Community for the repair or replacement of furnishings and fixtures in the Suite beyond normal wear and tear. In addition, Resident will reimburse the Community for loss or damage to real or personal property of the Community caused by pets or the negligence or willful misconduct of the Resident or the Resident’s agents, guests, or invitees.

E. Any damage to carpeting in the Resident’s Suite, other than normal wear and tear, including stains and/or odors due to incontinence or pets, will result in the carpet being professionally cleaned, repaired or replaced by the Community. The Community will have the right to determine whether the carpet needs to be repaired, cleaned, or replaced. The Resident shall be responsible for the cost of the repairing, cleaning, or replacing the carpet.

3

F. The Resident will not alter or improve the Suite without the prior written consent of the Community. Upon the termination of this Residency Agreement, the Resident will be required to return the Suite to the original condition at his/her own expense prior to the expiration of any applicable notice periods.

G. The Resident will notify the Community promptly of any defects in the Suite, common areas or in the Community’s equipment, appliances, or fixtures.

H. Community employees or agents may enter the Suite at any reasonable time in order to provide services to the Resident, to perform building inspection and maintenance functions, to show the Suite to prospective residents, and otherwise to carry out the Community’s obligations under this Residency Agreement. Resident shall allow entry into the Suite at any time to the Community’s employees or agents when they are responding to the medical alert system, fire alert system or other emergency.

Community personnel will respect the Resident’s privacy and make their presence known (except in an emergency) when entering the Suite and will schedule the entry in advance whenever possible.

I. The Resident will vacate the Suite at the termination of this Agreement, remove all of the Resident’s property, and deliver possession of the Suite and any furniture, equipment, appliances, and fixtures supplied by the Community, to the Community in good condition, ordinary wear and tear excepted. The Resident will pay the cost of removing and storing any property of the Resident remaining in the Suite after the termination of this Residency Agreement.

J. The Resident will comply with all guidelines established by the Community regarding resident conduct in the Community (the “Community Guidelines”), which shall be deemed incorporated herein. The Community Guidelines may be amended from time to time as the Community determines to be appropriate.

K. The Resident will not keep a dog, cat, bird, fish, or other pet of any kind in the Suite unless the Resident and Community have executed the Pet Addendum.

L. If at any time the Resident wishes to use a motorized vehicle he/she must execute a Motorized Vehicle Addendum.

M. The Resident agrees to maintain his/her own personal physician.

N. The Resident and Responsible Party understand and agree that the Executive Director or designee may restrict an individual’s visitation rights or bar an individual from entering the Community if it is determined that the individual is disrupting the care of the Resident, the care of other residents or if the presence of the individual has a negative effect on a resident’s physical or psychosocial well being.

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ARTICLE III

Financial Arrangements

A. Fees. The Resident will pay to the Community the fees indicated on Exhibit 1 and any Additional Amenities provided to the Resident at the fees indicated on Exhibit 3.

B. Move-in Fee. The Resident will pay to the Community a non-refundable Move-in Fee (the “Move-in Fee”) in an amount indicated on Exhibit 1, subject to the provisions of this Article III.B. The Move-in Fee covers administrative costs associated with the Resident’s move-in: the cost of performing the Resident’s comprehensive service level assessment including nursing, physician, pharmacy and social/activity evaluations: and preparation of the Resident’s individualized service plan. In addition, the Move-in Fee covers expenses associated with the upkeep and maintenance of the Community’s common areas and refurbishment of the Suite when the Resident vacates it upon termination of the Residency Agreement.

C. Special Assessments. The Community reserves the right to assess charges for special circumstances outside the Community’s control, such as sharp increases in costs of utilities or other necessary expenses. The Community shall provide the Resident at least thirty (30) days’ written notice (or such additional days’ notice as may be required by law) prior to the imposition of such special assessments.

D. Payment Schedule and Monthly Statement. Prior to or on the Occupancy Date, the Resident shall pay the Community an amount equal to the Total Daily Fee set forth in Exhibit 2. This payment shall be applied to Resident’s first month’s residence in the Community. If the Occupancy Date is on a day other than the first day of the month, the advance payment shall be prorated accordingly and the residual amount will be credited to the following month’s payment. Thereafter, the Community will provide to the Resident a monthly statement itemizing fees and charges and payments received, and showing the balance due. The Daily Fee shall be due in advance, on the first (1st) calendar day of each month.

E. Late Payment Charge. If the Resident’s account is not paid in full by the first of the month, a late payment charge will be assessed on the outstanding balance of one and one-quarter percent (1 1/4%) per month until paid. This periodic rate is equivalent to an annual percentage rate of fifteen percent (15%). The Resident will pay all costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the Community in collecting amounts past due under this Residency Agreement.

F. Increases in Fees and Charges. Annual increases in the Resident’s then current Fees will be implemented on January 1st of each year. Notice of any increase in the fees listed in Exhibit 1, will be provided to the Resident in writing thirty (30) days prior to the effective date of the increase. The Resident will pay all applicable new or increased fees and charges, unless the Resident terminates this Residency Agreement in accordance with Article IV of this Residency Agreement, effective prior to the effective date of the fee or charge increase. If the Community agrees at the request of the Resident to provide additional services, no advance notice requirement will apply to any fees or charges relating to such services.

A change in the level of service is not considered a change of fees or charges. Rather, it is an increase in services which are subject to the higher fees corresponding to

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those services. The Resident shall be responsible for the cost of the increased level of service when he/she begins receiving such services.

G. Fees During Resident Absence. During an absence from the Community, the Resident is responsible for payment of the Base Fee and all service level fees through the third day of absence. Beginning with the fourth day of absence, the Resident will not be responsible for service level fees above the Base Rate.

H. Suite Hold. During an absence from the Community, the Resident’s suite will be held for the Resident provided that, upon return, the Resident continues to meet the Community’s admission criteria and all fees and charges incurred by the Resident have been paid.

I. Double Occupancy. If two individuals are parties to this Residency Agreement, the second person fees, as listed in Exhibit 1-A, shall be applied. Both Residents shall be jointly and severally liable for all fees and charges incurred by each Resident. When two persons are parties to this Residency Agreement, and when one such person permanently vacates the Suite, the remaining resident shall have the option of:

•	Retaining the same Suite, with the understanding that a prospective resident may select that Suite for double occupancy; or

•	Retaining the same Suite and paying the fee applicable to private occupancy; or

•	Relocating to a single occupancy Suite, if available.

J. Refund Upon Closing. In the event the Community ceases to operate, the Resident will be entitled to a pro rata refund of any prepaid amounts for services covering the period after the building has closed.

ARTICLE IV

Term and Termination

A. Term of Residency Agreement. This Residency Agreement shall commence on the effective date set forth on the Exhibits attached hereto (the “Effective Date”) and will continue on a month-to-month basis.

B. Non-Renewal. As a month-to-month Contract, Community may elect not to renew the Contract upon thirty (30) days written notice to the Resident.

C. Termination. The Community may terminate this Residency Agreement prior to the expiration of its term, upon thirty (30) days prior written notice (“Community Notice Period”) to the Resident and the Responsible Party for one of the following reasons, as determined by the Community:

1. For medical reasons pertinent to the Resident including, by way of example, Resident: (a) does not meet the residency requirements established by the state; (b) has a communicable disease so that continued residency would be medically inappropriate; (c) requires nursing care beyond that provided by a home health agency;

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(d) requires intensive nursing care or nursing care on a 24-hour basis; (e) has health care needs that cannot be met in the Community; or (f) the personal physician of Resident has determined that Resident needs other services, not available at the Community.

2. To safeguard the welfare of the resident or that of another resident, including by way of example, Resident (a) presents an imminent physical threat or danger to self or others; (b) fails to accept additional services when it is in the best interest of the Resident to have these services provided to him/her; or (c) fails to comply with the Community Guidelines.

3. Resident or any individual financially responsible for Resident fails to pay fees and charges when due, or breaches any representation, covenant, agreement, or obligation of the Resident under this Residency Agreement.

4. Upon a transfer or discharge that is sought by Resident or Resident’s Responsible Party.

D. Termination by Resident. The Resident may terminate this Agreement, upon thirty (30) days prior written notice to the Community (“Resident Notice Period”), for any reason.

1. In the event of the death of the Resident, this Residency Agreement will terminate on the first full day after all articles are removed from the suite. In the event of a medical emergency, as determined by Sunrise, this Residency Agreement shall terminate effective fourteen (14) calendar days after Sunrise receives notice, provided all articles are removed from the suite by that date.

E. Refunds.

1. In the event the Community terminates this Residency Agreement and the Resident vacates the Suite before the Community Notice Period is over, the Community shall refund the Resident a prorated amount of the paid Base Fee, Reminiscence Base Fee and the Additional Assisted Living Services Fees for the unused portion of the Community Notice Period.

2. In the event the Resident terminates this Residency Agreement, the Resident will be liable for all charges accrued or incurred for the entire length of the Resident Notice Period, regardless of whether the Resident vacates the Suite prior to the expiration of the Resident Notice Period.

F. Removal of Personal Property. Upon termination of this Residency Agreement, the Resident’s personal property must be removed from the Suite. The Community shall continue to assess, and the Resident will be required to pay, the Assisted Living Base Fee, Reminiscence Base Fee, or Avon Place Base Fee on a prorated basis until the personal property is removed from the Suite.

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ARTICLE V

Miscellaneous Provisions

A. Choice of Accommodations. In the event that the suite of the Resident’s choice is not immediately available, an alternate suite will be made available and the Resident will be charged the rate customarily associated with such suite. Once the Resident’s desired suite becomes available the Resident will be allowed to move into the desired suite in accordance with the Community’s policy and the rate set forth in Exhibit 2, will apply.

If, in the sole discretion of the Community, it is determined that there has been a change in Resident’s care needs such that another suite or neighborhood in the Community is more suitable, Resident agrees to relocate to that suite or neighborhood, subject to availability.

B. Grievance Procedure / Conflict Resolution / Waiver of Jury Trial. The Community’s Grievance Procedure is set forth in Exhibit 4. While most issues can be resolved under the Grievance Procedures outlined in Exhibit 4, in the event that the parties are unable to resolve their differences short of litigation, the parties agree that any trial shall be before a judge and not a jury. Accordingly:

WAIVER OF TRIAL BY JURY: THE PARTIES TO THIS RESIDENCY AGREEMENT HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY LAWSUIT OR COUNTERCLAIM THAT MAY BE FILED BY EITHER PARTY IN CONTRACT, TORT, EQUITY OR BY STATUTE ARISING OUT OF OR RELATED TO THIS RESIDENCY AGREEMENT AND/OR ANY SERVICES OR CARE PROVIDED BY THE COMMUNITY TO THE RESIDENT. THE “COMMUNITY” SHALL INCLUDE THE MANAGER, OWNER and/or TENANT, AND ALL OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, PARENT COMPANIES AND SISTER COMPANIES AND ALL OF THEIR RESPECTIVE EMPLOYEES, AGENTS, CONTRACTORS, ASSIGNEES, OFFICERS AND DIRECTORS. IF THE UNDERSIGNED IS ANYONE OTHER THAN THE RESIDENT, THE UNDERSIGNED REPRESENTS THAT HE/SHE HAS FULL LEGAL AND EXPRESS AUTHORITY TO WAIVE THE RESIDENT’S, HIS/HER HEIR’(S), BENEFICIARIES, AND/OR ESTATE’S RIGHT TO A TRIAL BY JURY.

C. Liability and Release. The Resident is responsible for maintaining at all times his or her own insurance coverage, including health, personal property, liability, automobile (if applicable), and other insurance coverages in adequate amounts. This includes renter’s insurance. The Resident acknowledges that neither Sunrise nor the Owner is an insurer of the Resident’s person or property.

D. Maintenance and Repairs. The Resident acknowledges that he or she has had an opportunity to inspect the Suite and the Resident accepts the Suite in its “as is” condition. The Community will deliver and maintain the Suite in a fit and habitable condition and will maintain all common areas in a clean and structurally safe condition, and will maintain all equipment, appliances, and fixtures, other than the personal property of the Resident, and all electrical, plumbing, heating, ventilating, and air conditioning equipment in good and safe working order and condition. Temporary interruption of such utility services may occur

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periodically due to factors outside of the Community’s control or due to repairs, maintenance or replacement of equipment.

E. Notices. Any notices to be given under this Residency Agreement will be deemed to have been properly given when delivered personally or when mailed by first class mail, postage prepaid, addressed as follows:

1. If to the Resident: addressed to the Suite or to such other address as the Resident may designate by notice.

2. If to the Community: addressed to the Executive Director of the Community or to such other address as the Community may designate in writing.

F. Assignment. The Resident’s rights under this Residency Agreement are personal and obligations under this Contract are personal to the Resident and cannot be transferred or assigned, without the prior written consent of the Community. The rights and obligations of the Community may be assigned to any person or entity, without the prior consent of the Resident. The Community may engage another person or entity to perform any or all of the services under this Contract.

G. Ownership Rights. The Resident has no ownership interest or proprietary right to the Suite, nor to the personal property, land, buildings, improvements or other Community facilities provided under this Residency Agreement. This Residency Agreement shall not be construed to be a lease or to confer any rights of tenancy or ownership in the Resident. The Resident’s rights under this Residency Agreement are subject to all terms and conditions set forth herein and subordinate to any mortgage, financing deed, deed of trust, or financing lease on Community premises. Upon request, the Resident agrees to execute and deliver any instrument requested by the Community or the owner or holder of any such document to affect the sale, assignment, or conveyance thereof, provided that by so doing the Resident shall not be required to prejudice his/her rights under this Residency Agreement.

H. Guests. The Resident’s guests shall at all times abide by the Community’s policies, including the Community Guidelines. The Community reserves the right to take appropriate enforcement action if the Community determines that the guest is failing to follow such Community policies. The Resident shall be responsible for the charges incurred by any actions of any guest. The Resident may have guests stay overnight in the Suite, in accordance with the Community Guidelines.

I. Weapons. No weapons, including, but not limited to guns and knives, are to be brought into the Community at any time for the safety and well-being of all residents and staff. This policy applies to Resident guests as well.

J. Arrangement for Guardianship or Conservatorship. If it appears that you may not be able to care properly for yourself or your property, and if you have made no other designation of a person or legal entity to serve as guardian or conservator then Sunrise may apply to a court of law to appoint a legal guardian or conservator. Alternatively, if other persons seek appointment as your legal guardian or conservator, Sunrise may be required to participate in such proceedings. You agree to pay all attorney’s fees and costs incurred by Sunrise in connection with such action(s).

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K. Resident Rights. The Resident and Responsible Party(s), have been advised of and have received a copy of the “Statement of Resident Rights,” which is attached as Exhibit 8 and made part of this Residency Agreement.

L. Admission Policy. Residents are admitted to the Community without regard to race, color, creed, national origin, sex, religion or handicap.

M. Assurance of Confidentiality. The Community acknowledges that the Resident’s personal and medical information are confidential. The Community shall maintain the confidentiality of the Resident’s personal and medical information in compliance with state and federal law.

N. Examination of Records. A representative of the agency responsible for licensing the Community, or any agency acting under its guidance, may inspect the Resident’s records that are on file at the Community as a part of their evaluation of the Community.

O. Amendment. Subject to any provision of this Residency Agreement to the contrary, no modification, amendment, or waiver of any provision of this Residency Agreement will be effective unless set forth in writing and signed by the Sunrise area Director of Operations for the Region and the Resident.

P. Entire Agreement. This Residency Agreement, including the Exhibits hereto, and subject to Article V.T. below, constitutes the entire agreement between the parties and it supersedes all prior oral or written agreements, commitments, or understandings with respect to the matters provided for herein.

Q. Waiver. Neither delay nor failure in requiring strict compliance by the Resident with any of the terms of this Residency Agreement shall be construed to be a waiver by the Community of such term, or of the right to insist upon strict compliance by the Resident with any of the other terms of this Residency Agreement.

R. Severability. If any provision of this Residency Agreement is found invalid or otherwise unenforceable, the other provisions of this Residency Agreement shall remain binding and enforceable.

S. Governing Law. This Residency Agreement, its construction, performance, the obligations and duties of the parties, and any claims or disputes arising from it will be governed by and construed in accordance with the laws of the state in which the Community is located.

T. Accuracy of Application Documents. As part of the Resident’s application to the Community, the Resident has filed with the Community an application form. The Resident warrants that all information contained in these documents and any other document supplied to the Community as part of the application process is true and correct, and the Resident understands that the Community has relied on this information in accepting the Resident for residency at the Community.

U. Advance Directives. It is the policy of the Community to ask all prospective residents if they have executed any “advance directives.” Advance directives can include a health care power of attorney, a living will, or other documents which describe the amount, level

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or type of health care the Resident would want to receive at a time when the resident can no longer communicate those decisions to a doctor or other health professional. It also includes documents in which the Resident names another person who has the legal authority to make health care decisions for the Resident. If the Resident has executed any such documents, or if the Resident executes any such documents while living at the Community, it is the Resident’s responsibility to advise the Community’s staff of these documents, and to provide copies to the Community. If the Resident has such documents, and has provided copies of them to the Community, the Community will provide copies of the documents to other health care professionals who may be called to assist the Resident with his/her health care needs. If the Resident executes such documents, and later changes or revokes them, it is the Resident’s responsibility to inform the Community, so that the Community can assist the Resident in communicating the Resident’s health care choices to other professionals.

V. Review of Documents and Policies. The Resident and the Responsible Party named in this Residency Agreement acknowledge(s) that they have received copies of, and have reviewed, this Residency Agreement between the Community and the Resident and all exhibits. The Resident and the Responsible Party further acknowledge(s) that the Community has explained to him/them the Community’s policies and procedures for implementing residents’ rights and responsibilities, including the grievance procedure (attached as Exhibit 5) and the Resident has been offered the opportunity to execute advance directives. You acknowledge that you have received a copy of, and have reviewed, this Residency Agreement as well as the following specific information:

W. Responsibility for Third Party Contractors/Health Services. The Resident has the right to receive services from third-party contractors consistent with the Community’s policies and state law. All third-party contractors must comply with the Community’s rules and policies. The Community has no responsibility to screen third party contractors and the Community is not responsible for care provided by third-party contractors to the Resident. The Resident shall indemnify the Community and its owners, directors, agents, employees and contractors against any losses, costs, expenses, claims, liabilities, damages, or judgments, including without limitation, legal fees, court costs, expert fees, and similar expenses incurred, which may be asserted against, imposed upon or incurred by the other party as a result of the negligence or intentional conduct of the third-party contractor. The Community reserves the right to bar any third-party contractor from the Community.

The Resident hereby indemnifies, holds harmless and releases the Community and its owners, directors, agents, employees, and contractors from any and all liability, cost, and responsibility for injury and damage, including attorneys’ fees, arising from the Resident’s failure to obtain, or from the failure of others to furnish, nursing, health care or personal care services, and from all injury and damages which could have been avoided or reduced if such services had been obtained or furnished or as a result of the Resident/Responsible Party’s negligence, intentional wrongdoing or breach of his/her contractual obligations.

ARTICLE VI

Services Available to Residents at the Community

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A. Services Available at the Community. The services and programs described in the following pages of this Residency Agreement are available to residents, as determined by the Community following the Assessment process described in Article I.

B. Services Not Provided by The Community. The Community does not provide any services not described in this Residency Agreement. However, certain services such as eyeglasses, dentures, podiatric care, psychiatric consultation, physical therapy, speech therapy, and occupational therapy, private duty care givers, prescription medications, physician services, prosthetic devices and mechanical aides in some cases may be arranged through the Community. Any such services and items will be billed to the Resident by the third party provider.

C. Emergency Services. The Resident authorizes the Community to obtain emergency health care services for the Resident, at the Resident’s expense, whenever, in the Community’s sole discretion, such emergency services are deemed necessary. The Community shall notify any Responsible Party, as soon as possible after such emergency where health care services have been provided.

D. Transfer to Facility Providing Higher Level of Care. If the Resident needs care beyond what can be provided in the Community, the Resident and any Responsible Party shall, upon written notification from the Community, make arrangements for transfer to an appropriate care setting.

Review of Documents and Policies. You acknowledge that you have received a copy of, and have reviewed, this Residency Agreement as well as the following specific information:

1. The Resident Grievance Procedure (attached as Exhibit 4);

2. The Community’s policies and procedures for implementing Resident Rights (attached as Exhibit 5);

3. The Community’s policy concerning Advance Directives, set forth in Article V, paragraph U of this Residency Agreement;

4. Article V(B) of this Residency Agreement titled “Grievance Procedure / Conflict Resolution / Waiver of Jury Trial”.

You acknowledge that the Community has explained the terms of this Residency Agreement to you. You agree to the terms of this Residency Agreement by signing in the space provided below:

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RESIDENT:	RESPONSIBLE PARTY:

Signature	Signature

Print Name	Print Name

SECOND RESIDENT (if applicable):	RESPONSIBLE PARTY:

Signature	Signature

Print Name	Print Name

SUNRISE:

Signature

Executive Director

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EXHIBIT 1

YOUR SUITE AND FEES

Name of Resident:

Suite #:                                                       Occupancy Date:

Base Fees
Assisted Living Suite	$_____/ day
Reminiscence Suite	$_____/ day
Edna’s Place Suite	$_____/ day
Avon Place Suite	$_____/ day

Service Level Fees
Assisted Living Plus	$_____/ day
Assisted Living Plus Plus	$_____/ day
Reminiscence Program Fee	$_____/ day
Reminiscence Plus	$_____/ day
Reminiscence Plus Plus	$_____/ day
Terrace Club Program Fee	$_____/ day
Terrace Club Plus	$_____/ day
Edna’s Place Program Fee	$_____/ day
Edna’s Place Plus	$_____/ day
Avon Place Program Fee	$_____/ day
Avon Place Plus	$_____/ day
Enhanced Care	$_____/ day

Medication Management	$________

Level 1 Level 2

Total Daily Fee:	$_____/ day
Move-in Fee:	$_____

Effective Date:

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EXHIBIT 1-A

SECOND RESIDENT’S FEES

Name of Second Resident:

Occupancy Date:

Base Fees
Assisted Living Suite	$ _____/ day
Reminiscence Suite	$ _____/ day
Edna’s Place Suite	$ _____/ day
Avon Place Suite	$ _____/ day

Service Level Fees
Assisted Living Plus	$ _____/ day
Assisted Living Plus Plus	$ _____/ day
Reminiscence Program Fee	$ _____/ day
Reminiscence Plus	$ _____/ day
Reminiscence Plus Plus	$ _____/ day
Terrace Club Program Fee	$ _____/ day
Terrace Club Plus	$ _____/ day
Edna’s Place Program Fee	$ _____/ day
Edna’s Place Plus	$ _____/ day
Avon Place Program Fee	$ _____/ day
Avon Place Plus	$ _____/ day
Enhanced Care	$ _____/ day

Medication Management	$ _____

Level 1 Level 2

Total Daily Fee:	$ _____ /day
Move-in Fee:	$ _____

Effective Date:

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EXHIBIT 2

SCHEDULE OF COMMUNITY FEES

A. Schedule of Fees. The fees for all of the various services and products offered by the Community are as follows:

Base Fees (starting from)
Assisted Living Suite	$	_____/ day
Reminiscence Suite	$	_____/ day
Edna’s Place Suite	$	_____/ day
Avon Place Suite	$	_____/ day

Service Level Fees
Assisted Living Plus	$	_____/ day
Assisted Living Plus Plus	$	_____/ day
Reminiscence Program Fee	$	_____/ day
Reminiscence Plus	$	_____/ day
Reminiscence Plus Plus	$	_____/ day
Terrace Club Program Fee	$	_____/ day
Terrace Club Plus	$	_____/ day
Edna’s Place Program Fee	$	_____/ day
Edna’s Place Plus	$	_____/ day
Avon Place Program Fee	$	_____/ day
Avon Place Plus	$	_____/ day
Enhanced Care* (starting from)	$	_____/ day

Medication Management	$	_____/ day

Level 1 Level 2

Move-in Fee:	$________

Effective Date:

*	Enhanced Care fees are variable, depending on the needs of the resident as determined by the resident’s assessment score.

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EXHIBIT 3

SCHEDULE OF THE COMMUNITY’S ADDITIONAL AMENITIES

Additional Amenities

(1)    Assistance with Resident requested special maintenance projects, such as hanging pictures, furniture assembly, etc. beyond that maintenance required by this Residency Agreement. The use of outside contractors or handyman services is not permitted without prior written approval of Community.

$ /day

(2) Housekeeping services in addition to those included as part of the Assisted Living Services	$ /day

(3) Transportation for personal trips, scheduled in advance by the Resident. The hours that transportation is available for scheduling will be determined by Community.	$ /hour

(4) Rental furniture	$ /month

(5) Guest meals	$ /breakfast

$ /lunch

$ /dinner

(6) Barber and Beauty services	$

(7) Dry cleaning	$

(8) Continence Products	$
Level 1 Level 2
Level 3

(9) The View Programming Fee	$

(10)	$

(11)	$

(12)	$

(13)	$

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EXHIBIT 4

RESIDENT GRIEVANCE PROCEDURE

The Community encourages all residents and family members to express their complaints about the Community and to suggest remedies or improvements in its policies and services. Your Community will try to be responsive to reasonable concerns and suggestions. We also encourage residents and family members to let staff know when services and policies are satisfactory and should continue unchanged.

PROCEDURES:

The Community team members are expected to listen courteously and respectfully to complaints. If team members are able to do so, they will attempt to explain the reason for the procedure or incident in question. If you are not satisfied, team members will explain the Community’s steps for making a complaint which are as follows:

1.

Discuss the concern or complaint with the Executive Director of the Community. If there is no resolution to the matter or you do not feel comfortable discussing the matter with the Executive Director, then,

2.	Discuss the concern or complaint with the area Director of Operations for the Community, , whose voicemail number is . If there is no satisfaction at that point, then,

3.	Contact the Area Vice-President of Operations, whose voicemail number is . If there is no satisfaction at that point, then

4.	Contact the Sunrise Senior Living National Office Customer Service Center to express the complaint at 1-800-929-4124. If you are still unsatisfied then,

5.	Contact the following agencies:

State Licensing Authority	Ombudsman

Department of Human Services	Michigan: Long Term Care Ombudsman
Bureau of Adult and Children Licensing	Toll-Free Number: (866) 485-9393
7109 W. Saginaw 2nd Floor
P.O. Box 30650
Lansing, MI 48909-8150
Toll-Free Number: (866) 856-0126

Another way to air grievances is through the monthly Resident Council meetings.

At no time will any team member of the Community take any improper action against a resident for making a complaint, whether or not the complaint is valid. The Community will consider dismissing any employee who is found to be threatening, ignoring, humiliating, retaliating, or discriminating against residents who voice complaints.

Whenever any team member observes what appears to be a violation of resident rights or a violation of any of the laws and regulations under which the Community must operate, whether or not a resident has actually voiced a complaint, the team member is immediately expected to

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correct the situation, if possible. If the team member is unable to do so, he/she is to bring the problem to the attention of the Executive Director or Administrative Team Member on Call who will ensure corrective action and, when required, notify authorities.

RESIDENT/ RESPONSIBLE PARTY:	SECOND RESIDENT/ RESPONSIBLE PARTY:

(Signature)	(Signature)

(Print Name)	(Print Name)

(Date)	(Date)

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EXHIBIT 5

RESIDENT RIGHTS & RESPONSIBILITIES

This community is licensed by the State of Michigan as a health facility designated as a home for the aged. It is the policy and practice of this community to disclose, respect and honor the following resident rights and responsibilities:

RESIDENT RIGHTS

1.	A resident shall not be denied appropriate care on the basis of race, religion, color, national origin, sex, age, disability, marital status, sexual preference, or source of payment.

2.

An individual who is or has been a resident is entitled to inspect, or receive for a reasonable fee, a copy of his or her medical record upon request in accordance with the medical records access act, 2004 PA 47, MCL 333.26261 to 333.26271. Except as otherwise permitted or required under the health insurance portability and accountability act of 1996, Public Law 104-191, or regulations promulgated under that act, 45 CFR parts 160 and 164, a third party shall not be given a copy of the resident’s medical record without prior authorization of the resident.

3.

A resident is entitled to confidential treatment of personal and medical records, and may refuse their release to a person outside the health facility except as required because of a transfer to another health care facility, as required by law or third party payment contract, or as permitted or required under the health insurance portability and accountability act of 1996, Public Law 104-191, or regulations promulgated under that act, 45 CFR parts 160 and 164.

4.	A resident is entitled to privacy, to the extent feasible, in treatment and in caring for personal needs with consideration, respect, and full recognition of his or her dignity and individuality.

5.

A resident is entitled to receive adequate and appropriate care, and to receive, from the appropriate individual within the health facility or agency, information about his or her medical condition, proposed course of treatment, and prospects for recovery, in terms that the resident can understand, unless medically contraindicated as documented by the attending physician in the medical record.

6.

A resident is entitled to refuse treatment to the extent provided by law and to be informed of the consequences of that refusal. If a refusal of treatment prevents a health facility or agency or its staff from providing appropriate care according to ethical and professional standards, the relationship with the resident may be terminated upon reasonable notice.

7.

A resident is entitled to exercise his or her rights as a resident and as a citizen, and to this end may present grievances or recommend changes in policies and services on behalf of himself or herself or others to the health facility or agency staff, to governmental officials, or to another person of his or her choice within or outside the health facility or agency, free from restraint, interference, coercion, discrimination, or reprisal. A resident is entitled to information about the health facility’s or agency’s policies and procedures for initiation, review, and resolution of resident complaints.

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8.

A resident is entitled to information concerning an experimental procedure proposed as a part of his or her care and has the right to refuse to participate in the experimental procedure without jeopardizing his or her continuing care.

9.

A resident is entitled to receive and examine an explanation of his or her bill regardless of the source of payment and to receive, upon request, information relating to financial assistance available through the health facility or agency.

10.

A resident is entitled to know who is responsible for and who is providing his or her direct care, is entitled to receive information concerning his or her continuing health needs and alternatives for meeting those needs, and to be involved in his or her discharge planning, if appropriate.

11.

A resident is entitled to associate and have private communications and consultations with his or her physician, attorney, or any other person of his or her choice and to send and receive personal mail unopened on the same day it is received at the health facility, unless medically contraindicated as documented by the attending physician in the medical record. A resident’s civil and religious liberties, including the right to independent personal decisions and the right to knowledge of available choices, shall not be infringed and the health facility or agency shall encourage and assist in the fullest possible exercise of these rights. A resident may meet with, and participate in, the activities of social, religious, and community groups at his or her discretion, unless medically contraindicated as documented by the attending physician in the medical record.

12.

A resident is entitled to be free from mental and physical abuse and from physical and chemical restraints, except those restraints authorized in writing by the attending physician for a specified and limited time or as are necessitated by an emergency to protect the resident from injury to self or others, in which case the restraint may only be applied by a qualified professional who shall set forth in writing the circumstances requiring the use of restraints and who shall promptly report the action to the attending physician. In case of a chemical restraint, a physician shall be consulted within 24 hours after the commencement of the chemical restraint.

13.	A resident is entitled to be free from performing services for the health facility that are not included for therapeutic purposes in the plan of care.

14.	A resident is entitled to information about the health facility rules and regulations affecting resident care and conduct.

15.	A resident is entitled to adequate and appropriate pain and symptom management as a basic and essential element of his or her medical treatment.

16.	This policy shall be provided to each resident upon admission, and the staff of the facility shall be trained and involved in the implementation of the policy.

18.	A married resident is entitled to meet privately with his or her spouse in a room that assures privacy. If both spouses are residents in the same facility, they are entitled to share a room

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unless medically contraindicated and documented by the attending physician in the medical record.

19.

A resident is entitled to retain and use personal clothing and possessions as space permits, unless to do so would infringe upon the rights of other residents, or unless medically contraindicated as documented by the attending physician in the medical record. Each resident shall be provided with reasonable space.

20.	A resident is entitled to the opportunity to participate in the planning of his or her medical treatment.

21.

A resident may be transferred or discharged only for medical reasons, for his or her welfare or that of other residents, or for nonpayment of his or her stay, except as provided by Title XVIII or Title XIX of the Social Security Act. A resident is entitled to be given reasonable advance notice to ensure orderly transfer or discharge. Those actions shall be documented in the medical record.

22.

A resident is entitled to be fully informed before or at the time of admission and during stay of services available in the facility, and of the related charges including any charges for services not covered under Title XVIII of the Social Security Act, or not covered by the facility’s basic per diem rate. The statement of services provided by the facility shall be in writing and shall include those required to be offered on an as-needed basis.

23.

A resident is entitled to manage his or her own financial affairs, or to have at least a quarterly accounting of personal financial transactions undertaken in his or her behalf by the facility during a period of time the resident has delegated those responsibilities to the facility. In addition, a resident is entitled to receive each month from the facility an itemized statement setting forth the services paid for by or on behalf of the resident and the services rendered by the facility.

24.

A resident is entitled to be fully informed, as evidenced by the resident’s written acknowledgment, before or at the time of admission and during stay, of the home for the aged’s policy on resident rights and responsibilities. If a resident is adjudicated incompetent and not restored to legal capacity, the resident’s rights and responsibilities shall be exercised by a person designated by the resident. The health facility shall provide proper forms for the resident to provide for the designation of this person at the time of admission.

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RESIDENT RESPONSIBILITIES

1.	A resident is responsible for following the health facility rules and regulations affecting resident care and conduct.

2.	A resident is responsible for providing a complete and accurate medical history.

3.	A resident is responsible for making it known whether he or she clearly comprehends a contemplated course of action and the things he or she is expected to do.

4.	A resident is responsible for following the recommendations and advice prescribed in a course of treatment by the physician.

5.	A resident is responsible for providing information about unexpected complications that arise in an expected course of treatment.

6.	A resident is responsible for being considerate of the rights of other residents and health facility personnel and property.

7.	A resident is responsible for providing the health facility with accurate and timely information concerning his or her sources of payment and ability to meet financial obligations.

RESIDENT/ RESPONSIBLE PARTY:	SECOND RESIDENT/ RESPONSIBLE PARTY:

(Signature)	(Signature)

(Print Name)	(Print Name)

(Date)	(Date)

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EXHIBIT 6

RESPONSIBLE PARTY CONTRACT

THIS CONTRACT is entered into as of this              day of                     ,         , by and among                      (hereinafter referred to as the “Resident”);                                          (the “Responsible Party”) and Sunrise Senior Living Management, Inc., (“Sunrise”), Manager for Owner.

WHEREAS, the Resident desires to live in the suite, or already lives in the suite (the “Suite”) identified in an Contract between Sunrise and the Resident (the “Residency Agreement”), of which this Contract is made a part thereof; and

WHEREAS, Sunrise is willing to enter into the Residency Agreement if the Resident identifies an individual who is willing to provide certain assistance to or on behalf of the Resident in the event that such assistance is necessary, and who is willing to pay the Resident’s financial obligations to Sunrise under the Residency Agreement in the event that the Resident does not make payments when due; and

WHEREAS, the Responsible Party has agreed to provide such assistance and to pay such obligations if and as necessary.

In consideration of the foregoing, the parties agree as follows:

1.	In the event that the condition of the Resident makes such assistance necessary or advisable, the Responsible Party, upon the request of the Community, will:

a)	Participate as needed with the Community staff in evaluating the Resident’s needs and in planning and implementing an appropriate plan for the Resident’s care;

b)	Assist the Resident as necessary to maintain the Resident’s welfare and to fulfill the Resident’s obligations under the Residency Agreement;

c)	Assist the Resident in transferring to a hospital, nursing home, or other medical facility in the event that the Resident’s needs can no longer be met by the Community;

d)	Assist in removing the Resident’s personal property from the Apartment/Suite when the Resident leaves the Community;

e)	Make necessary arrangements, or assist the legally responsible person in making necessary arrangements, for funeral services and burial in the event of death.

2.

In the event that the Resident fails to pay any amount or amounts due to the Community under the Residency Agreement, the Responsible Party hereby agrees to pay the Community all amounts due from the Resident

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under the Residency Agreement, as it may be amended from time to time, including any amounts resulting from increases in fees or charges authorized by the Residency Agreement. The Responsible Party agrees to pay the Community within thirty (30) days of receiving each notice from the Community of nonpayment by the Resident.

3.	The Responsible Party acknowledges that he/she has received and has reviewed a copy of the Residency Agreement, and has had an opportunity to ask any questions the Responsible Party may have.

IN WITNESS WHEREOF, the undersigned have duly executed this Contract, or have caused this Contract to be duly executed on their behalf, as of the day and year first above written.

Sunrise Senior Living Management, Inc., as Manager for Owner:	Responsible Party

(Signature)	(Signature)

Executive Director
(Title)	(Print Name)

(Name of Community)	(Address)

(Date)	(Date)

Social Security Number

Resident’s Name

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EXHIBIT 7

CONSENT TO PHOTOGRAPH

Sunrise was founded on the belief that human life is sacred — each person deserves to be treated with the utmost dignity and respect. At times photographic images of residents are required to ensure their safety and / or enhance their Sunrise experience.

Because Sunrise desires to ensure that each resident is able to exercise the right to make his or her own choices, this Consent to Photograph authorizes Sunrise Senior Living Management, Inc. and/or Sunrise Senior Living Services, Inc. (collectively referred to herein as “Sunrise”) to act according to your wishes With respect to photographs.

I,                     , consent to photographs of                     , being used for the following reason(s):

☐

Identification purposes intended to assist in the delivery of care and/or dietary services in order to ensure my best interests and needs are met. I understand that these images will be treated by the Community as confidential.

☐

Recognition of anniversary, birthday, celebrations and events attended while living as a Sunrise resident. I understand that these images may be placed in a photo album and/or posted online at www.SunriseConnected or other Sunrise web site, to enable my family and others to enjoy seeing the celebrations and events provided.

I release and hold harmless Sunrise and any affiliated companies and businesses as well as their employees, officers, directors and agents from any and all claims arising from the use of                                          ’s, photograph as authorized above.

Resident Name (please print)

Responsible Party, Attorney in Fact or Guardian Name —if applicable (please print)

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CARE PROGRAMS AND SERVICES

ASSISTED LIVING

The Community’s Assisted Living Program consists of reminders, supervision and/or hands on assistance with certain activities of daily living. Such services are offered at Assisted Living Plus, Assisted Living Plus Plus, and Enhanced Care, depending on the nature and extent of services provided.

REMINISCENCE PROGRAM

The Community’s Reminiscence Program (“Reminiscence Program”) is designed for residents who have a diagnosis of Alzheimer’s Disease, dementia or related disorders or who have similar care needs. The Reminiscence Program is offered in a specially designed Reminiscence Neighborhood. The Reminiscence Program is offered at different levels, depending on the nature and extent of services provided.

TERRACE CLUB

The Terrace Club is a specially designed program for residents who have, or are concerned about, early memory loss. It is offered as an addition to the Assisted Living program and service levels.

AVON PLACE

Avon Place is a specially designed neighborhood in the Community with programming designed for residents with early to mid stage memory loss usually associated with Alzheimer’s disease or related disorder such as dementia. It is offered at a “Base” level and a “Plus” level, depending on the nature and extent of services provided.

EDNA’S PLACE

Edna’s Place consists of a cluster of suites within the Reminiscence Neighborhood and incorporates design features, therapeutic programs and closely supervised activities for residents who have higher level needs due to more severe cognitive impairment such as late stage memory loss or Alzheimer’s Disease. Edna’s Place is offered at a “Base” level, and a “Plus” level, depending on the nature and extent of services provided.

MEDICATION ASSISTANCE PROGRAM

The Medication Program is available to those residents who may require help with their medications. Medication assistance is subject to state law but may include the following: a) reminding the resident of the time to take medication; b) reading the medication label to the resident; c) checking the dosage of self administered medication against the container label; and d) physically assisting the resident in pouring or otherwise taking the medication. If the resident is able to self-administer his/her own medications, the medications must be kept in a locked box or area (at Resident’s expense) in the Resident’s Suite.

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The Community’s Medication Program requires the use of a uniform medication packaging system. The Resident may purchase medications from a pharmacy that has contracted with the Community, or the Resident can provide written notice to the Community that he/she will obtain medications from another pharmacy. While the Resident is free to select any pharmacy, the pharmacy must provide medications in a manner consistent with the Community’s system in order for the Resident to participate in the Medication Program.

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REFERRAL DISCLOSURE ADDENDUM

This is to advise you that, in the ordinary course of business, Sunrise communities develop relationships with local and national organizations that may lead to referrals and move-ins. It is just one of many ways of ensuring that residents who need care locate the appropriate setting to meet their needs. In some cases, if allowed by law, the referral source may require compensation from the Community if a resident whom they referred moves into the Community. The majority of move-ins are not the result of compensated referrals. Payment of a fee has no effect on a resident’s stay at our community.

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RESPITE STAY ADDENDUM

THIS RESPITE STAY ADDENDUM (this “Addendum”) is entered into as of this              day of                 , 20    , by and between: (i) Sunrise and (ii)                      (“you” or “Resident”).

WHEREAS, the Resident desires to reside at the Community for a temporary respite stay (the “Respite Stay”); and

WHEREAS, the Resident and the Community have entered into a Residency Agreement dated                 , 20     (the “Residency Agreement”), as amended herein.

NOW THEREFORE, the Resident and the Community agree as follows:

1. Article IV.A. of the Residency Agreement is hereby amended as follows: Resident shall reside at the Community for the period commencing on                 , 20     and terminating no later than                 , 20    .

2. The Move-in Fee referred to in Article III.B. of the Residency Agreement shall be waived during the Resident’s Respite Stay.

3. Article III. of the Residency Agreement is amended to add the following:

L. Respite Stay Daily Fee. During the Respite Stay, the Resident shall pay a daily fee in the amount of $             (the “Respite Stay Daily Fee”).

4. In the event that Resident becomes a permanent resident of the Community, Resident shall be responsible for payment of the Move-in Fee upon the first day of such permanent residency. A portion of the Respite Stay Daily Fee, in the amount of $            , is referred to as the Respite Premium Fee. Resident’s Move-In Fee shall be credited by the amount of the Respite Premium Fee paid over the course of the Respite stay, up to the full amount of the Move-in Fee. For example, if the Resident pays a Respite Premium Fee of $25.00 to the standard room rate for a Respite Stay of 10 days, the Resident will receive a Respite Premium credit of $250 towards the Move-in Fee.

5. Except as modified herein, all of the other terms and conditions of the Residency Agreement remain in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Addendum effective as of the date first written above.

SUNRISE

Signature

Executive Director

Date

RESIDENT	RESPONSIBLE PARTY

Signature	Signature

Print Name	Print Name

Date	Date

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PET ADDENDUM

The Community consents to the Resident keeping in the Suite the household pet described as follows (the “Pet”):

Kind and breed

Name

Color

Height (maximum height permitted is 18”)

Weight (maximum weight permitted is 30 lbs.)

Age

The Resident will provide the Community a photograph of the Pet at the time this Addendum is executed.

A. Responsibilities of the Resident. The Resident will keep the Pet in the Suite, except when walking the Pet, if applicable, or transporting it to and from the Suite. The Resident will not allow the Pet in building lobbies or in common residential area, other than to transport the Pet to and from the Suite. The Resident will walk and curb the Pet only in areas designated by the Community and will be responsible for cleaning up after the Pet. When the Pet is not in the Suite, the Resident will keep it on a leash no longer than five feet or in a cage or other appropriate closed and ventilated container, and in the control of the Resident. If the Pet is a bird, the Resident will keep it caged both in and out of the Suite. If the Pet is a dog or cat, the Resident will ensure that it wears a collar with appropriate identification (including the Resident’s telephone number) at all times that it is out of the Suite.

The Resident will comply with all vaccination and licensing requirements applicable to the Pet, showing proof of this upon request, and will comply with appropriate standards of care, treatment, and grooming. The Resident will be responsible for the health, welfare, and proper care of the Pet. The Resident will ensure that the Pet does not disturb the right of other residents to the peaceful enjoyment of their Suites and of the common areas. The Resident will not leave the Pet unattended when the Pet is not in the Suite.

The Resident will be liable for any personal injury or property damage caused by the Pet that is suffered by the Community, its employees or agents, other residents, guests, or invitees. The Resident will pay all costs and expenses, including reasonable attorneys’ fees and court costs incurred by the Community in enforcing any liability of the Resident under this Addendum.

B. Term and Termination. This Addendum will continue until the Residency Agreement between the Resident and the Community is terminated, unless either party terminates this Addendum for any reason by giving seven (7) days prior written notice to the other party. The Community may terminate this Addendum upon twenty-four (24) hours notice in the event the Resident breaches any of the Resident’s obligations under this Addendum. In the event that the Pet is left unattended for more than twenty-four (24) hours, or if the

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Community determines that the Resident, for any reason, is unable to care for the Pet, the Community reserves the right to arrange for the Pet to be delivered to:

(Sponsor)

or to such other individual or agency as the Community determines to be appropriate. The Resident will pay all costs of delivery, feeding, care, treatment, and housing of the Pet. The Resident acknowledges that the Resident has no right to keep a pet except to the extent expressly permitted by this Addendum, and that the Community reserves the right to withdraw its consent to the Resident keeping the Pet at any time by terminating this Addendum as permitted above.

Community

Date:	By:
Title:

Resident / Responsible Party:

Date:
Signature

Title

Resident / Responsible Party:

Date:
Signature

Title

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MOTORIZED VEHICLE ADDENDUM

RULES FOR MOTORIZED VEHICLES

This Exhibit is hereby attached to and becomes a part of the attached Residency Agreement by and between the Community and the Resident dated              20    .

The Resident and the Community agree that the Resident shall be entitled to use a motorized vehicle in the Community so long as this Residency Agreement remains in force upon the following terms.

Any Resident who wishes to operate an electric wheelchair, motorized cart or similar device (a “Motorized Vehicle”) at the Community must register with the Community and follow the Rules presented below. The Rules governing Motorized Vehicle use are designed to protect residents and staff.

1.	To complete registration, the Resident must submit to the Executive Director a written statement indicating that the Resident’s need for use of a Motorized Vehicle is due to the Resident’s disability.

2.

Resident acknowledges responsibility for any damage or injury caused by use of the Motorized Vehicle. The Community encourages Residents to purchase liability insurance that covers Residents for any injury or damaged caused by Residents’ Motorized Vehicles. Without such insurance, Residents may be personally liable for substantial amounts of money plus attorneys’ fees.

3.

The Community will review with the Resident how to properly operate the scooter, i.e. start, stop, and understand the turning capabilities of the scooter. The use of the Motorized Vehicle may be restricted, if it becomes evident to the Community’s leadership that the use of the Motorized Vehicle constitutes a direct threat to the health or safety of others or result in substantial physical damage.

4.	No Motorized Vehicle shall be operated at the Community at a speed that exceeds a normal walking pace, estimated at 2 miles per hour.

5.

The Resident must operate the Motorized Vehicle at the lowest possible speed and then transfer to a dining chair for the meal, due to the Motorized Vehicle blocking ingress and egress. For the safety of residents and staff, staff will park the Motorized Vehicle in the dining room foyer during the meal. The Community will consider modifications of this Rule if the Resident’s medical condition precludes transfer to a chair.

6.

The Motorized Vehicle must be operated at all times in a safe manner and with due care to avoid causing any personal injury or property damage. The Resident must be particularly careful to avoid persons who are entering or leaving their Suites.

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7.

The Motorized Vehicle should be driven in the center of the hallway. The Resident must stop at hallway intersections, look both ways and make sure it is clear before slowly proceeding through the intersection.

8.	The Motorized Vehicle must not be left unattended near any entrances, exits or intersections. When the Resident retires to his or her Suite, he or she must also bring the Motorized Vehicle inside.

9.	Residents requesting any reasonable accommodation in the Community’s Rules shall submit a written request to the Executive Director.

DATED:
Resident

Executive Director

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Exhibit A-5

Form of Residency Document (Pennsylvania)

(see attached)

Residency Agreement

Sunrise of Abington

1801 Susquehanna Road

Abington, PA 19001

THIS RESIDENCY AGREEMENT (“Residency Agreement”) is made and entered into this              day of             ,          (“Effective Date”) by and between:

(i)	SZR Abington Assisted Living, L.L.C. (“Owner”) acting through its manager, Sunrise Senior Living Management, Inc. (“Sunrise”) d/b/a Sunrise of Abington (the “Community”), and

(ii)

____________________________________________________________________________________________________ “you” or “Resident”). (If more than one person enters into this Residency Agreement, the word “you” as used herein shall include both persons unless otherwise stated.)

The Community is managed by Sunrise. Sunrise’s corporate address is 7900 Westpark Drive, Suite T-900, McLean, Virginia 22102. Sunrise can be contacted at (888) 434-4648. The Community is licensed as an Assisted Living Residence by the Commonwealth of Pennsylvania.

Programs and services available in assisted living suites at this Community are checked below:

☒ Assisted Living

☒ Reminiscence Program

☐ Terrace Club

☐ Avon Place

☐ Edna’s Place

Notes (please initial and date):

PREAMBLE

The Community is a senior living community that includes assisted living suites and may also include specialized settings for memory-impaired individuals (please refer to the list on Page 2 for programs offered). The purpose of this Residency Agreement is to provide a statement of the services that will be provided to you and the legal obligations that the Community will be assuming. This Residency Agreement also sets forth your obligations to the Community, both financial and non-financial. Your residence is identified by suite number in Exhibit 1 of this Residency Agreement. You may move into your suite (the “Suite”) as of the date (the “Occupancy Date”) listed in Exhibit 1.

ARTICLE I

Resident Evaluation

A. Qualification for Residency. The Community may only accept or retain an individual to be a resident if management determines, in its sole discretion, it is able to provide appropriate services and the individual meets the requirements set forth by state law. The Community is not required to admit or retain the Resident or to contract with the Resident for services, if the Community determines, in its sole discretion that it cannot meet the Resident’s needs or the Resident fails to meet the requirements as set forth by law.

B. Physician’s Report. Prior to move-in, the Resident will provide the Community a completed Physician’s Report (the “Physician’s Report”) on a form provided by the Community. This Report will include a physical examination conducted within thirty (30) days prior to move-in and must demonstrate that the Resident meets criteria for residency. After move-in, the Community may require a Physician’s Report, acceptable to the Community, following any hospitalization, when the Community determines that the Resident’s health condition warrants, and as required by law.

C. Psychiatric Examination. In addition to the Physician’s Report, the Community may require a report of a current psychiatric examination (the “Psychiatric Examination”) prior to move-in if the Resident is taking psychotropic drugs, or has a history of aggressive behavior, to determine if the Resident’s needs can be met in an Assisted Living Program and to assist in the Resident’s support plan. After move-in, the Community may require a psychiatric consultation when the Community, along with the Resident’s personal physician, determines that the Resident’s health condition warrants. Failure to comply with the request for a consultation after move-in may result in a termination of this Residency Agreement.

D. Assessment. The level of assisted living services required by the Resident is determined through an assessment (“Assessment”) of the Resident.

The Assessment is performed when the Resident desires to move into the Community, and is performed again (i) when additional assisted living services may be needed, (ii) upon the Resident’s change in condition or (iii) upon a Resident’s return from the hospital or other care facility. The Resident, his/her family, and any Responsible Party named in this Residency Agreement will be informed of changes in the Resident’s condition and any additional assisted

4

living services needed, and are encouraged to participate in the review, assessment, and support plan process.

The Assessment is performed by a designated team member and includes an evaluation of each Resident’s specific needs. It covers areas such as: mobility, skin care, eating habits, oral hygiene, continence, cognitive behavior, and medication. This Assessment along with the Physician’s signed Medical Evaluation and Pre-admission Screening provides the basis for identifying the Resident’s Service and Medications Levels.

In addition to the Assessment, the Commonwealth of Pennsylvania requires that the Resident submit to an initial standardized screening, including a mobility assessment, completed by the staff of the Community or a human service agency within thirty (30) days prior to move-in. This screening, including the mobility assessment, will be repeated annually or upon a change in the Resident’s condition or at the request of the Department of Public Welfare of the Commonwealth. The Physician’s signed Medical Evaluation shall be completed sixty (60) days prior to or thirty (30) days after your admission.

E. Resident Support Plan. A support plan will be developed based on the Physician’s Medical Evaluation, the Psychiatric Examination (if applicable), screening, and the Assessment. The Resident’s support plan will be developed with the Resident and/or any individual the Resident designates, including any Responsible Party within thirty (30) days after your admission. The support plan will outline the services the Resident is to receive.

F. Change in Resident’s Condition. If the Resident’s condition changes so that the previously assessed level of services is no longer appropriate, the Community will reevaluate the Resident’s needs to determine which level of service is appropriate and notify the Resident/Responsible Party of such reevaluation. The rate charged will vary according to the level of service provided. Should the Resident wish to decrease the services received, prior approval from the Community is required. Changes in services provided will be reflected in a revised support plan.

G. Notification of Third Parties. In the event that the Resident requires emergency services or experiences a significant change in condition, the Community will attempt to contact the Responsible Party or other individual designated by the Resident, immediately. The Resident is responsible for ensuring that the Community has current telephone numbers for the individuals to be notified.

ARTICLE II

Responsibilities and Representations of the Resident

A. The Resident will use the Suite only for residential dwelling purposes.

B. Smoking is not allowed in any Resident Suite. Smoking is only allowed in designated “Smoking Areas.” Whether to designate any Smoking Areas is within the sole discretion of the Community. The Community may require residents to be supervised when smoking.

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C. A live-in companion is considered an additional person living in the Suite and is required to pay the Base Fee associated with the Resident’s Suite.

D. Resident agrees to maintain the Suite in a clean, sanitary and orderly condition. Resident will reimburse the Community for the repair or replacement of furnishings and fixtures in the Suite beyond normal wear and tear. In addition, Resident will reimburse the Community for loss or damage to real or personal property of the Community caused by pets or the negligence or willful misconduct of the Resident or the Resident’s agents, guests, or invitees.

E. Any damage to carpeting in the Resident’s Suite, other than normal wear and tear, including stains and/or odors due to incontinence or pets, will result in the carpet being professionally cleaned, repaired or replaced by the Community. The Community will have the right to determine whether the carpet needs to be repaired, cleaned, or replaced. The Resident shall be responsible for the cost of the repairing, cleaning, or replacing the carpet.

F. The Resident will not alter or improve the Suite without the prior written consent of the Community. Upon the termination of this Residency Agreement, the Resident will be required to return the Suite to the original condition at his/her own expense prior to the expiration of any applicable notice periods.

G. The Resident will notify the Community promptly of any defects in the Suite, common areas or in the Community’s equipment, appliances, or fixtures.

H. Community employees or agents may enter the Suite at any reasonable time in order to provide services to the Resident, to perform building inspection and maintenance functions, to show the Suite to prospective residents with the Resident’s permission and otherwise to carry out the Community’s obligations under this Residency Agreement. Resident shall allow entry into the Suite at any time to the Community’s employees or agents when they are responding to the medical alert system, fire alert system or other emergency.

I. The Resident will vacate the Suite at the termination of this Residency Agreement, remove all of the Resident’s property, and deliver possession of the Suite and any furniture, equipment, appliances, and fixtures supplied by the Community, to the Community in good condition, ordinary wear and tear excepted. The Resident will pay the cost of removing and storing any property of the Resident remaining in the Suite after the termination of this Residency Agreement.

J. The Resident will comply with all guidelines established by the Community regarding resident conduct in the Community (the “Community Guidelines”), which shall be deemed incorporated herein. The Community Guidelines may be amended from time to time as the Community determines to be appropriate. If the Community has already adopted Guidelines, they are attached as Exhibit 4.

K. The Resident will not keep a dog, cat, bird, fish, or other pet of any kind in the Suite unless the Resident and Community have executed the Pet Addendum, available upon request.

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L. If at any time the Resident wishes to use a motorized vehicle he/she must execute a Motorized Vehicle Addendum, available upon request.

M. The Resident agrees to maintain his/her own personal physician.

N. The Resident and Responsible Party understand and agree that the Community may restrict an individual’s visitation rights or bar an individual from entering the Community if it is determined that the individual is disrupting the care of the Resident, the care of other residents or if the presence of the individual has a negative effect on a resident’s physical or psychosocial well being.

ARTICLE III

Financial Arrangements

A. Fees. The Resident will pay to the Community the fees indicated on Exhibit 1, and any Additional Amenities provided to the Resident at the fees indicated on Exhibit 3.

B. Community Fee.

1. The Resident will pay to the Community a one-time fee (the “Community Fee”) in an amount indicated on Exhibit 1, subject to the provisions of this Article III. B.

2. If the Resident has previously paid a Community Fee to the Community, the Community Fee due upon the execution of this Residency Agreement is the Community Fee established for the Suite less the Community Fee previously paid. If the Community Fee previously paid is greater than the Community Fee currently established for the Suite, no additional Community Fee will be due, and no portion of the Community Fee previously paid will be refunded.

3. The Community Fee is non-refundable, except as specifically provided in this paragraph, or in the Community Fee Addendum. The Community Fee is not a security deposit and is not intended to secure the performance of any obligation of the Resident under this Residency Agreement.

a) If this Residency Agreement is terminated prior to the Resident taking possession of the Suite or receiving any of the Assisted Living Program Services, the Community will refund the Community Fee paid under this Residency Agreement less an administrative charge set forth in Exhibit 1, unless the move-in does not take place for physician documented medical reasons, in which case the entire Community Fee will be refunded.

b) In the event the Resident terminates the Residency Agreement after move-in, the Community Fee will be refunded pursuant to the terms of the Community Fee Addendum attached hereto.

C. Special Assessments. The Community reserves the right to assess charges for special circumstances outside the Community’s control, such as sharp increases in costs of

7

utilities or other necessary expenses. The Community shall provide the Resident at least thirty (30) days’ written notice (or such additional days’ notice as may be required by law) prior to the imposition of such special assessments.

D. Payment Schedule and Monthly Statement. Prior to or on the Occupancy Date, the Resident shall pay the Community an amount equal to the Total Daily Fee set forth in Exhibit 1 multiplied by the number of days in that month. This payment shall be applied to Resident’s first month’s residence in the Community. If the Occupancy Date is on a day other than the first day of the month, the advance payment shall be prorated accordingly and the residual amount will be credited to the following month’s payment. Thereafter, the Community will provide to the Resident a monthly statement itemizing fees and charges and payments received, and showing the balance due. The monthly statement will aggregate daily fees into a monthly amount, which shall be due in advance, on the first (1st) calendar day of each month.

E. Resident Responsible for Managing Finances. Resident is responsible for managing his/her finances. Resident is entitled to retain a minimum of Eighty Five Dollars ($85) of his or her funds to cover personal needs. This personal needs allowance may be revised by the Department of Public Welfare of the Commonwealth. The Resident is responsible for all charges and fees incurred.

F. Late Payment Charge. If the Resident’s account is not paid in full by the first of the month, a late payment charge will be assessed on the outstanding balance of one and one-quarter percent (1 1/4%) per month until paid. This periodic rate is equivalent to an annual percentage rate of fifteen percent (15%). The Resident will pay all costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the Community in collecting amounts past due under this Residency Agreement.

G. Increases in Fees and Charges. The Community shall increase the Base Fee on January 1st of each year. Notice of any increase in the Schedule of Fees (see Exhibit 2), will be provided to the Resident in writing thirty (30) days prior to the effective date of the increase. The Resident will pay all applicable new or increased fees and charges, unless the Resident terminates this Residency Agreement in accordance with article IV of this Residency Agreement, effective prior to the effective date of the fee or charge increase. If the Community agrees at the request of the Resident to provide additional services or to expand services beyond those currently being furnished to the Resident, no advance notice requirement will apply to any fees or charges relating to such services.

A change in the level of service (for example, a change from Assisted Living Base to Assisted Living Plus) is not considered a change of fees or charges. The Resident shall be responsible for the cost of increased level of service when he/she begins receiving such services.

H. Additional Assisted Living Services/Products Credit. In the event that the Resident is absent from the Community for a period in excess of three (3) consecutive calendar days, the Community will credit the Resident’s account a daily amount as indicated in Exhibit 2, for each day after the third consecutive day that the resident is absent. The Resident will remain

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responsible for the fees associated with the additional assisted living services/products listed on Exhibits 3 for the first three days of each period of absence.

I. Meal Credits. In the event that the Resident is absent from the Suite for a period in excess of seven (7) consecutive calendar days, the Community will credit the Resident’s account a daily amount (the “Meal Credit”) as indicated in Exhibit 2, for each day after the seventh day that the Resident is absent.

J. Double Occupancy. If two individuals are parties to this Residency Agreement, a second person occupancy fee, as listed in Exhibit 1-A, shall be applied. Both Residents shall be jointly and severally liable for all fees and charges incurred by each Resident. When two persons are parties to this Residency Agreement, and when one such person permanently vacates the Suite, the remaining resident shall have the option of:

•	Retaining the same Suite, with the understanding that a prospective resident may select that Suite for double occupancy; or

•	Retaining the same Suite and paying the fee applicable to private occupancy; or

•	Relocating to a single occupancy Suite, if available.

K. Suite Hold Policy. In the event that the Resident is absent from the Community for any reason, the Resident will be required to pay the Base Fee, as it becomes due, less any credits to which the Resident is entitled under this Residency Agreement. The Resident is responsible for all charges and fees until this Residency Agreement is terminated in accordance with Article IV.

L. Refund Upon Closing. In the event the Community ceases to operate, the Resident will be entitled to a pro rata refund of any amounts paid under the Residency Agreement for services for that period after which the Community has closed.

ARTICLE IV

Term and Termination

A. Term of Residency Agreement. This Residency Agreement shall commence on the date set forth on the first page of this Residency Agreement (“Effective Date”) and will continue on a month-to-month basis, unless this Residency Agreement is terminated as provided below herein.

B. Termination. The Community may terminate this Residency Agreement prior to the expiration of its term, upon thirty (30) days’ prior written notice (“Community Notice Period”) to the Resident and the Responsible Party for one of the following reasons, as determined by the Community:

1. The Resident

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a) The Resident is a danger to himself or others; or

b) The owner chooses to voluntarily close the Community, or a portion of the Community; or

c) The Community determines that the Resident’s functional level has advanced or declined so that the Resident’s needs cannot be met in the Community. If the Resident or the Resident’s designated person disagrees with the Community’s decision to discharge or transfer, consultation with an appropriate assessment agency or the Resident’s physician shall be made to determine if the Resident needs a higher level of care. A plan for other placement shall be made as soon as possible by the administrator in conjunction with the Resident and the Resident’s designated person, if any. If assistance with relocation is needed, the administrator shall contact the appropriate local agencies, such as the area agency on aging, county mental health/mental retardation program or drug and alcohol program, for assistance. The administrator shall also contact the Department’s personal care home regional office; or

d) Meeting the Resident’s needs would require a fundamental alteration in the Community’s program or building site, or would create an undue financial or programmatic burden on the Community; or

e) The Resident has failed to pay after reasonable documented efforts by the Community to obtain payment; or

f) Closure of the Community is initiated by the department; or

g) Documented repeated violations of the Community’s rules.

Notwithstanding the foregoing, a 30-day advance written notice is not required if a delay in discharge or transfer would jeopardize the health, safety or well-being of the Resident or others in the Community, as certified by a physician or the Pennsylvania Department of Public Welfare.

C. Termination by Resident. The Resident may terminate this Residency Agreement, upon thirty (30) days prior written notice to the Community (“Resident Notice Period”), for any reason. In the event of the death of the Resident, this Residency Agreement will terminate on the first full day after all articles are removed from the suite. Notwithstanding the foregoing, a 30-day advance written notice is not required if a delay in discharge or transfer would jeopardize the health, safety or well-being of the Resident or others in the Community, as certified by a physician or the Pennsylvania Department of Public Welfare.

D. Refunds.

1. In the event the Community terminates this Residency Agreement and the Resident vacates the Suite before the Community Notice Period is over, the Community shall refund the Resident a prorated amount of the paid Base Fee and the Additional

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Assisted Living Services Fees for the unused portion of the Community Notice Period. Such refund shall be issued within 30 days of the Resident’s move from the Community.

2. In the event the Resident terminates this Residency Agreement, the Resident will be liable for all charges accrued or incurred for the entire length of the Resident Notice Period, regardless of whether the Resident vacates the Suite prior to the expiration of the Resident Notice Period.

3. In the event of the death of a resident sixty years and older, the Community will contact the Resident’s Responsible Party within 24 hours to arrange for an inventory of the Resident’s personal property. The Community will refund the Responsible Party a prorated amount of the paid Base Fee and any Additional Assisted Living Services Fees within 30 days from the date Services were last provided to the Resident. Under Pennsylvania Code, the Resident’s refund under this paragraph will reflect payment for only those Services provided to the Resident. The Community will not be responsible for storing the Resident’s property.

E. Removal of Personal Property. Upon termination of this Residency Agreement, the Resident’s personal property must be removed from the Suite. The Community shall continue to assess, and the Resident will be required to pay, the Base Fee on a prorated basis until the personal property is removed from the Suite.

ARTICLE V

Miscellaneous Provisions

A. Choice of Accommodations. In the event that the suite of the Resident’s choice is not immediately available, an alternate suite will be made available and the Resident will be charged the rate customarily associated with such suite. Once the Resident’s desired suite becomes available the Resident will be allowed to move into the desired suite in accordance with the Community’s policy and the rate set forth in Exhibit 2, will apply.

B. Grievance Procedure / Conflict Resolution / Waiver of Jury Trial. The Community’s Grievance Procedure is set forth in Exhibit 5. While most issues can be resolved under the Grievance Procedures outlined in Exhibit 5, in the event that the parties are unable to resolve their differences short of litigation, the parties agree that any trial shall be before a judge and not a jury. Accordingly:

WAIVER OF TRIAL BY JURY: THE PARTIES TO THIS RESIDENCY AGREEMENT HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY LAWSUIT OR COUNTERCLAIM THAT MAY BE FILED BY EITHER PARTY IN CONTRACT, TORT, EQUITY OR BY STATUTE ARISING OUT OF OR RELATED TO THIS RESIDENCY AGREEMENT AND/OR ANY SERVICES OR CARE PROVIDED BY THE COMMUNITY TO THE RESIDENT. THE “COMMUNITY” SHALL INCLUDE THE MANAGER, OWNER and/or TENANT, AND ALL OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, PARENT COMPANIES AND SISTER COMPANIES AND ALL OF THEIR RESPECTIVE EMPLOYEES, AGENTS, CONTRACTORS, ASSIGNEES, OFFICERS AND DIRECTORS. IF THE UNDERSIGNED IS ANYONE OTHER THAN THE RESIDENT, THE UNDERSIGNED REPRESENTS THAT HE/SHE HAS FULL LEGAL AND EXPRESS

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AUTHORITY TO WAIVE THE RESIDENT’S, HIS/HER HEIR’(S), BENEFICIARIES, AND/OR ESTATE’S RIGHT TO A TRIAL BY JURY.

C. Insurance. The Resident is responsible for maintaining at all times his or her own insurance coverage, including health, personal property, liability, automobile (if applicable), and other insurance coverages in adequate amounts. This includes renter’s insurance. The Resident acknowledges that neither Sunrise nor the Owner is an insurer of the Resident’s person or property.

D. Maintenance and Repairs. The Resident acknowledges that he or she has had an opportunity to inspect the Suite and the Resident accepts the Suite in its “as is” condition. The Community will deliver and maintain the Suite in a fit and habitable condition and will maintain all common areas in a clean and structurally safe condition, and will maintain all equipment, appliances, and fixtures, other than the personal property of the Resident, and all electrical, plumbing, heating, ventilating, and air conditioning equipment in good and safe working order and condition. Temporary interruption of such utility services may occur periodically due to factors outside of the Community’s control or due to repairs, maintenance or replacement of equipment.

E. Notices. Any notices to be given under this Residency Agreement will be deemed to have been properly given when delivered personally or when mailed by first class mail, postage prepaid, addressed as follows:

1. If to the Resident: addressed to the Suite or to such other address as the Resident may designate by notice.

2. If to the Community: addressed to the Executive Director of the Community or to such other address as the Community may designate in writing.

F. Assignment. The Resident’s rights under this Residency Agreement are personal and cannot be transferred or assigned. The rights and obligations of the Community may be assigned to any person or entity, which person or entity will be responsible that the obligations of the Community under this Residency Agreement are satisfied in full from and after the date that the Resident is notified of such assignment. The Community may engage another person or entity to perform any or all of the services under this Residency Agreement.

G. Ownership Rights. The Resident has no ownership interest or proprietary right to the Suite, nor to the personal property, land, buildings, improvements or other Community facilities provided under this Residency Agreement. This Residency Agreement shall not be construed to be a lease or to confer any rights of tenancy or ownership in the Resident. The Resident’s rights under this Residency Agreement are subject to all terms and conditions set forth herein and subordinate to any mortgage, financing deed, deed of trust, or financing lease on Community premises. Upon request, the Resident agrees to execute and deliver any instrument requested by the Community or the owner or holder of any such document to affect the sale, assignment, or conveyance thereof, provided that by so doing the Resident shall not be required to prejudice his/her rights under this Residency Agreement.

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H. Guests. The Resident’s guests shall at all times abide by the Community’s policies, including the Community Guidelines. The Community reserves the right to bar any guest from the Community if the guest is determined by the Community to be a threat to the Resident or other residents, interferes with residents’ care, and/or is abusive to staff. The Resident shall be responsible for the charges incurred by and actions of any guest. The Resident may have guests stay overnight in the Suite, in accordance with the Community Guidelines.

I. Weapons. No weapons, including, but not limited to guns and knives, are to be brought into the Community at any time for the safety and well-being of all residents and staff. This policy applies to Resident guests as well.

J. Arrangement for Guardianship or Conservatorship. If it appears that you may not be able to care properly for yourself or your property, and if you have made no other designation of a person or legal entity to serve as guardian or conservator then Sunrise may apply to a court of law to appoint a legal guardian or conservator. Alternatively, if other persons seek appointment as your legal guardian or conservator, Sunrise may be required to participate in such proceedings. You agree to pay all attorney’s fees and costs incurred by Sunrise in connection with such action(s).

K. Resident Rights. The Resident and Responsible Party(s) have been advised of and have received a copy of the “Statement of Resident Rights,” which is attached as Exhibit 6 and made part of this Residency Agreement.

L. Admission Policy. Residents are admitted to the Community without regard to race, color, creed, national origin, sex, religion or handicap.

M. Assurance of Confidentiality. The Community acknowledges that the Resident’s personal and medical information are confidential. The Community shall maintain the confidentiality of the Resident’s personal and medical information in compliance with state and federal law.

N. Examination of Records. A representative of the agency responsible for licensing the Community, or any agency acting under its guidance, may inspect the Resident’s records that are on file at the Community as a part of their evaluation of the Community.

O. Amendment. Subject to any provision of this Residency Agreement to the contrary, no modification, amendment, or waiver of any provision of this Residency Agreement will be effective unless set forth in writing and signed by the Sunrise Senior Vice President of Operations for the Region and the Resident. Under Pennsylvania Code, the Resident is entitled to at least 30 days advance written notice of the Community’s request to amend this Residency Agreement.

P. Entire Agreement. This Residency Agreement, including the Exhibits hereto, constitutes the entire agreement between the parties and it supercedes all prior oral or written agreements, commitments, or understandings with respect to the matters provided for herein.

Q. Waiver. Neither delay nor failure in requiring strict compliance by the Resident with any of the terms of this Residency Agreement shall be construed to be a waiver by the

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Community of such term, or of the right to insist upon strict compliance by the Resident with any of the other terms of this Residency Agreement.

R. Severability. If any provision of this Residency Agreement is found invalid or otherwise unenforceable, the other provisions of this Residency Agreement shall remain binding and enforceable.

S. Governing Law. This Residency Agreement, its construction, performance, the obligations and duties of the parties, and any claims or disputes arising from it will be governed by and construed in accordance with the laws of the state in which the Community is located.

T. Accuracy of Application Documents. As part of the Resident’s application to the Community, the Resident has filed with the Community an application form. The Resident warrants that all information contained in these documents and any other document supplied to the Community as part of the application process is true and correct, and the Resident understands that the Community has relied on this information in accepting the Resident for residency at the Community. Any misrepresentation or omission made by the Resident or on the Resident’s behalf, whether written or verbal, shall be grounds for the Community’s termination of this Residency Agreement upon thirty (30) days prior written notice to the Resident.

U. Advance Directives. It is the policy of the Community to ask all prospective residents if they have executed any “advance directives.” Advance directives can include a health care power of attorney, a living will, or other documents which describe the amount, level or type of health care the Resident would want to receive at a time when the Resident can no longer communicate those decisions to a doctor or other health professional. It also includes documents in which the Resident names another person who has the legal authority to make health care decisions for the Resident. If the Resident has executed any such documents, or if the Resident executes any such documents while living at the Community, it is the Resident’s responsibility to advise the Community’s staff of these documents, and to provide copies to the Community. If the Resident has such documents, and has provided copies of them to the Community, the Community will provide copies of the documents to other health care professionals who may be called to assist the Resident with his/her health care needs. If the Resident executes such documents, and later changes or revokes them, it is the Resident’s responsibility to inform the Community, so that the Community can assist the Resident in communicating the Resident’s health care choices to other professionals.

V. Review of Documents and Policies. The Resident and the Responsible Party named in this Residency Agreement acknowledge(s) that they have received copies of, and have reviewed, this Residency Agreement between the Community and the Resident and all exhibits. The Resident and the Responsible Party further acknowledge(s) that the Community has explained to him/them the Community’s policies and procedures for implementing residents’ rights and responsibilities, including the grievance procedure (attached as Exhibit 4) and the Resident has been offered the opportunity to execute advance directives.

W. Responsibility for Third Party Contractors/Health Services. The Resident has the right to receive services from third-party contractors consistent with the Community’s policies and state law. All third-party contractors must comply with the Community’s rules and

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policies. The Community has no responsibility to screen third party contractors and the Community is not responsible for care provided by third-party contractors to the Resident. The Resident shall indemnify the Community and its owners, directors, agents, employees and contractors against any losses, costs, expenses, claims, liabilities, damages, or judgments, including without limitation, legal fees, court costs, expert fees, and similar expenses incurred, which may be asserted against, imposed upon or incurred by the other party as a result of the negligence or intentional conduct of the third-party contractor. The Community reserves the right to bar any third-party contractor from the Community.

The Resident hereby indemnifies, holds harmless and releases the Community and its owners, directors, agents, employees, and contractors from any and all liability, cost, and responsibility for injury and damage, including attorneys’ fees, arising from the Resident’s failure to obtain, or from the failure of others to furnish, nursing, health care or personal care services, and from all injury and damages which could have been avoided or reduced if such services had been obtained or furnished or as a result of the Resident/Responsible Party’s negligence, intentional wrongdoing or breach of his/her contractual obligations.

X. Rescission. Under Pennsylvania Code, the Resident has the right to rescind this Residency Agreement for up to 72 hours after the initial dated signature and pay only for the Services received. Pennsylvania Code requires that the Resident’s recession of the Residency Agreement must be in writing and addressed to the Community.

ARTICLE VI

Services Available to Residents at the Community

A. Services Available at the Community. The services and programs described in the following pages of this Residency Agreement are available to residents, as determined by the Community following the Assessment process described in Article I.

B. Services Not Provided by the Community. The Community does not provide any services not described in this Residency Agreement. However, certain services such as eyeglasses, dentures, podiatric care, psychiatric consultation, physical therapy, speech therapy, and occupational therapy, private duty care givers, prescription medications, physician services, prosthetic devices and mechanical aides in some cases may be arranged through the Community. Any such services and items will be billed to the Resident by the third party provider.

C. Emergency Services. The Resident authorizes the Community to obtain emergency health care services for the Resident, at the Resident’s expense, whenever, in the Community’s sole discretion, such emergency services are deemed necessary. The Community shall notify any Responsible Party, as soon as possible after such emergency where health care services have been provided.

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D. Transfer to Facility Providing Higher Level of Care. If the Resident needs care beyond what can be provided in the Community, the Resident and any Responsible Party shall, upon written notification from the Community, make arrangements for transfer to an appropriate care setting.

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Review of Documents and Policies. You acknowledge that you have received a copy of, and have reviewed this Residency Agreement as well as the following specific information:

A.	The Community’s policies and procedures for implementing Resident Rights (attached as Exhibit 6);

B.	The Resident Grievance Procedure (attached as Exhibit 5);

C.	The Community’s policy concerning Advance Directives, set forth in Article V, paragraph U of this Residency Agreement;

D.	Article V(B) of this Residency Agreement titled “Grievance Procedure/Conflict Resolution/Waiver of Jury Trial”.

You acknowledge that the Community has explained the terms of this Residency Agreement to you. You agree to the terms of this Residency Agreement by signing in the space provided below:

RESIDENT:	RESPONSIBLE PARTY:

Signature	Signature

Print Name	Print Name

SECOND RESIDENT (if applicable):	RESPONSIBLE PARTY:

Signature	Signature

Print Name	Print Name

SUNRISE:

Signature

Executive Director

Please also execute all of the Exhibits to this Residency Agreement

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EXHIBIT 1

YOUR SUITE AND FEES

Name of Resident:

Suite #:	Occupancy Date:

Assisted Living Base Fee	$ /day
Reminiscence Base Fee	$ /day

Assisted Living Plus (if applicable)	$ /day
Assisted Living Plus Plus (if applicable)	$ /day
Reminiscence Program Fee (if applicable)	$ /day
Reminiscence Plus Program Fee (if applicable)	$ /day
Reminiscence Plus Plus Program Fee (if applicable)	$ /day
Terrace Club	$ /day
Enhanced Care Program Fee (If applicable)	$ /day
Medication Assistance and Administration	$ /day
Tier
Incontinence Care Products	$ /day
Level
Tier

Total Daily Fee:	$ /day
Community Fee:	$ (one-time fee)
Administrative Charge:	$

Effective Date:

COMMUNITY:	RESIDENT:

Signature	Signature

Title	Title

Date	Date

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EXHIBIT 1-A

SECOND RESIDENT’S FEES

Name of Second Resident:

Occupancy Date:

Assisted Living Base Fee	$ /day
Reminiscence Base Fee	$ /day

Assisted Living Plus (if applicable)	$ /day
Assisted Living Plus Plus (if applicable)	$ /day
Reminiscence Program Fee (if applicable)	$ /day
Reminiscence Plus Program Fee (if applicable)	$ /day
Reminiscence Plus Plus Program Fee (if applicable)	$ /day
Terrace Club	$ /day
Enhanced Care Program Fee (If applicable)	$ /day
Medication Assistance and Administration	$ /day
Tier
Incontinence Care Products	$ /day
Level
Tier

Total Daily Fee:	$ /day
Community Fee:	$ (one-time fee)
Administrative Charge:	$

Effective Date :

COMMUNITY:	SECOND RESIDENT:

Signature	Signature

Title	Title

Date	Date

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EXHIBIT 2

SCHEDULE OF COMMUNITY FEES AND CREDITS

1. Schedule of Fees. The fees for all of the various services and products offered by the Community are as follows:

Service or Product	Fee Per Day
Assisted Living Base Fee	$ /day
Assisted Living Plus	$ /day
Assisted Living Plus Plus	$ /day
Reminiscence Base Fee	$ /day
Reminiscence Program Fee	$ /day
Reminiscence Plus Program Fee	$ /day
Reminiscence Plus Plus Program Fee	$ /day
Enhanced Care Program Fee	$ /day
Terrace Club	$ /day
Medication Assistance and Administration	Tier 1 $
Tier 2 $
Incontinence Products	Level I $ Tier I $
Level II $ Tier II $
Level III $

Effective Date:

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2. Schedule of Credits. See Article IV of the Residency Agreement for information about possible credits.

Meal Credit	$ /day
Assisted Living Plus Credit	$ /day
Assisted Living Plus Plus Credit	$ /day
Reminiscence Program Credit	$ /day
Reminiscence Plus Program Credit	$ /day
Reminiscence Plus Plus Program Credit	$ /day
Terrace Club Program Credit	$ /day
Enhanced Care Program Credit	$ /day
Medication Assistance and	Tier 1 $ /day
Administration Credit	Tier 2 $ /day
Incontinence Products Credit	Level I $ Tier I $
Level II $ Tier II $
Level III $

Effective Date:

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EXHIBIT 3

SCHEDULE OF THE COMMUNITY’S ADDITIONAL AMENITIES

Additional Amenities

1.

Assistance with Resident requested special maintenance projects, such as hanging pictures, furniture assembly, etc. beyond that maintenance required by this Residency Agreement. The use of outside contractors or handyman services is not permitted without prior written approval of Community.

$ /day

2.	Housekeeping services in addition to those included as part of the Assisted Living Services	$ /day

3.	Transportation for personal trips, scheduled in advance by the Resident. The hours that transportation is available for scheduling will be determined by Community.	$ /hour

4.	Rental furniture	$ /month

5.	Guest meals	$ /breakfast

$ /lunch

$ /dinner

6.	Barber and Beauty services	$

7.	Dry cleaning	$

8.	Other	$

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EXHIBIT 4

COMMUNITY GUIDELINES

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EXHIBIT 5

55 Pa. Code Section 2600.44

COMPLAINT PROCEDURES

A. Prior to admission, the home shall inform the resident and the resident’s designated person of the right to file and the procedure for filing a complaint with the Department’s personal care home regional office, local ombudsman or protective services unit in the area agency on aging, Disability Rights Network of Pennsylvania, or law enforcement agency.

B. The home shall permit and respond to oral and written complaints from any source regarding an alleged violation of resident rights, quality of care or other matter without retaliation or the threat of retaliation.

C. If a resident indicates that he or she wishes to make a written complaint, but needs assistance in reducing the complaint to writing, the home shall assist the resident in writing the complaint.

D. The home shall ensure investigation and resolution of complaints. The home shall designate the team member responsible for receiving complaints and determining the outcome of the complaint or grievance.

E. Within 2 business days after the submission of a written complaint, a status report shall be provided by the home to the complainant. If the resident is not the complainant, the resident and the resident’s designated person shall receive the status report unless contraindicated by the support plan. The status report must indicate the steps that the home is taking to investigate and address the complaint.

F. Within 7 days after the submission of a written complaint, the home shall give the complainant and, if applicable, the designated person, a written decision explaining the home’s investigation findings and the action the home plans to take to resolve the complaint. If the resident is not the complainant, the affected resident shall receive a copy of the decision unless contraindicated by the support plan. If the home’s investigation validates the complaint allegations, a resident who could potentially be harmed or his designated person shall receive a copy of the decision, with the name of the affected resident removed, unless contraindicated by the support plan.

G. The telephone number of the Department’s personal care home regional office, the local ombudsman or protective services unit in the area agency on aging, Disability Rights Network of Pennsylvania, the local law enforcement agency, the Commonwealth Information Center and the personal care home complaint hotline shall be posted in large print in a conspicuous and public place in the Home.

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EXHIBIT 5A

COMPLAINT PROCEDURES

If the Resident is not comfortable addressing his/her complaint with the Community’s designated team member or Executive Director, he or she may contact the Area Operations Manager for the Community,                      at                     , or the Area Vice President of Operations,                      at                      ext.                    . If you are unsatisfied, you may also call Sunrise Senior Living National Office Customer Service Center to express the complaint at 1-800-929-4124.

AT ANY POINT IN TIME, THE RESIDENT HAS THE RIGHT TO CONTACT THE FOLLOWING WITH A GRIEVANCE OR COMPLAINT:

State Licensing Authority	Ombudsman

Pennsylvania Department of Public Welfare Health & Welfare Building, Room 533, PO	Pennsylvania Long Term Care Ombudsman
Box 2675, Harrisburg, PA 17105-2675	555 Walnut Street, 5th floor
Telephone Number: 717-787-3438	Harrisburg, Pa. 17101-1919
Telephone Number: (717) 783-7247

Pennsylvania Department of Public Welfare
Personal Care Home Regional Office
Telephone Number: _______________	Local Law Enforcement Agency
Telephone Number: ______________________

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EXHIBIT 6

RESIDENT RIGHTS

Residents have the following rights:

(1)	A resident may not be discriminated against because of race, color, religious creed, disability, handicap, ancestry, sexual orientation, national origin, age or sex.

(2)	A resident may not be neglected, intimidated, physically or verbally abused, mistreated, subjected to corporal punishment or disciplined in any way.

(3)	A resident shall be treated with dignity and respect.

(4)	A resident shall be informed of the rules of the home and given 30 days’ written notice prior to effective date of a new home rule.

(5)	A resident shall have access to a telephone in the home to make calls in privacy. Nontoll calls shall be without charge to the resident.

(6)	A resident has the right to receive and send mail.

(a)	Outgoing mail may not be opened of read by staff persons unless the resident requests.

(b)	Incoming mail may not be opened or read by staff persons unless upon the request of the resident or the resident’s designated person.

(7)	A resident has the right to communicate privately with and access the local ombudsman.

(8)	A resident has the right to practice the religion or faith of the resident’s choice, or not to practice any religion or faith.

(9)	A resident shall receive assistance in accessing health services.

(10)	A resident shall receive assistance in obtaining and keeping clean, seasonal clothing. A resident’s clothing may not be shared with other residents.

(11)	A resident and the resident’s designated person, and other individuals upon the resident’s written approval shall have the right to access, review and request corrections to the resident’s record.

(12)	A resident has the right to furnish his room and purchase, receive, use and retain personal clothing and possessions.

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EXHIBIT 6 (CONT.)

(13)	A resident has the right to leave and return to the home at times consistent with the home rules and the resident’s support plan.

(14)

A resident has the right to relocate and to request and receive assistance, from the home, in relocating to another facility. The assistance shall include helping the resident get information about living arrangements, making telephone calls and transferring records.

(15)	A resident has the right to freely associate, organize and communicate with others privately.

(16)	A resident shall be free from restraints.

(17)

A resident shall be compensated in accordance with State and Federal labor laws for labor performed on behalf of the home. Residents may voluntarily and without coercion perform tasks related directly to the resident’s personal space or common areas of the home.

(18)	A resident has the right to receive visitors for a minimum of 12 hours daily, 7 days per week.

(19)	A resident has the right to privacy of self and possessions. Privacy shall be provided to the resident during bathing, dressing, changing, and medical procedures.

(20)

A resident has the right to file complaints with any individual or agency and recommend changes in policies, home rules and services of the home without intimidation, retaliation, or threat of discharge.

(21)	A resident has the right to remain in the home, as long as it is operating with a license, except as specified in § 2600.228 (relating to notification of termination).

(22)	A resident has the right to receive services contracted for in the resident-home contract.

(23)	A resident has the right to use both the home’s procedures and external procedures, if any, to appeal involuntary discharge.

(24)	A resident has the right to a system to safeguard a resident’s money and property.

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EXHIBIT 6 (CONT.)

(25)

A resident has the right to choose his own health care providers without limitation by the home. This includes the right to select the resident’s own pharmacist provided that the pharmacy agrees to supply medication in a way that is compatible with the home’s system for handling and assisting with the self administration of resident medications.

(26)	The Resident has the right to question or refuse a medication if the resident believes there may be a medication error.

THE RESIDENT AND/OR RESPONSIBLE PARTY SIGNATURE BELOW IS AN ACKNOWLEDGEMENT OF THE RESIDENT’S EDUCATION OF THESE RTGHTS.

RESIDENT/ RESPONSIBLE PARTY:

(Signature)

(Print Name)

(Date)

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EXHIBIT 7

RESPONSIBLE PARTY ADDENDUM

THIS Addendum (“Addendum”) is entered into as of this                      day of                     ,         , by and among                      (hereinafter referred to as the “Resident”),                      (the “Responsible Party”) and Sunrise Senior Living Management/Services, Inc., (“Sunrise”), Manager for Owner.

RECITALS

WHEREAS, the Resident desires to live in the suite, or already lives in the suite (the “Suite”) identified in a Residency Agreement between Sunrise and the Resident (the “Residency Agreement”) of which this Addendum is made a part; and

WHEREAS, Sunrise is willing to enter into the Residency Agreement if the Resident identifies an individual who is willing to provide certain assistance to or on behalf of the Resident in the event that such assistance is necessary, and who is willing to pay the Resident’s financial obligations to Sunrise under the Residency Agreement in the event that the Resident does not make payments when due; and

WHEREAS, the Responsible Party has agreed to provide such assistance and to pay such obligations if and as necessary.

In consideration of the foregoing, the parties agree as follows:

B. In the event that the condition of the Resident makes such assistance necessary or advisable, the Responsible Party, upon the request of the Community, will:

1.	Participate as needed with the Community staff in evaluating the Resident’s needs and in planning and implementing an appropriate plan for the Resident’s care;

2.	Assist the Resident as necessary to maintain the Resident’s welfare and to fulfill the Resident’s obligations under the Residency Agreement;

3.	Assist the Resident in transferring to a hospital, nursing home, or other medical facility in the event that the Resident’s needs can no longer be met by the Community;

4.	Assist in removing the Resident’s personal property from the Apartment/Suite when the Resident leaves the Community;

5.	Make necessary arrangements, or assist the legally responsible person in making necessary arrangements, for funeral services and burial in the event of death.

9

C. In the event that the Resident fails to pay any amount or amounts due to the Community under the Residency Agreement, the Responsible Party hereby agrees to pay the Community all amounts due from the Resident under the Residency Agreement, as it may be amended from time to time, including any amounts resulting from increases in fees or charges authorized by the Residency Agreement. The Responsible Party agrees to pay the Community within thirty (30) days of receiving each notice from the Community of nonpayment by the Resident.

D. The Responsible Party acknowledges that he/she has received and has reviewed a copy of the Residency Agreement, and has had an opportunity to ask any questions the Responsible Party may have.

E. The Recitals hereto are incorporated in this Addendum as if set forth herein.

IN WITNESS WHEREOF, the undersigned have duly executed this Addendum, or have caused this Addendum to be duly executed on their behalf, as of the day and year first above written.

SUNRISE:	RESPONSIBLE PARTY:

Signature	Signature

Executive Director
Title	Print Name

Address

Resident’s Name

10

EXHIBIT 8

FINANCIAL MANAGEMENT

This Pennsylvania Personal Care Home has the following policy regarding financial management:

☐	Resident Responsible for Managing Finances. The Resident is responsible for managing his/her finances. The Community does not provide assistance with a resident’s financial management.

☐	Community Provides Assistance with Managing Finances.

The Community complies with Section 2600.20 of the Pennsylvania regulations concerning financial management for resident funds and the following requirements apply:

•	The Community shall keep a record of financial transactions with the resident, including the dates, amounts of deposits, amounts of deposits, amounts of withdrawals and the current balance.

•	The resident funds shall be disbursed during normal business hours within 24 hours of the resident’s request.

•	The Community shall obtain a written receipt from the resident for case disbursements at the time of disbursement.

•	Resident funds and property shall only be used for the resident’s benefit.

•	Commingling of resident funds and Community funds is prohibited.

•

If the Community is holding more than $200 for a resident for more than 2 consecutive months, the Executive Director shall notify the resident and offer assistance in establishing an interest-bearing account in the resident’s name at a local Federally-insured financial institution. This does not include the resident’s Community Fee or a security deposit.

•	The Community and its team members are prohibited from being assigned power of attorney or guardianship of a resident or a resident’s estate.

•	The Community shall give the resident and the resident’s responsible party an itemized account of financial transactions made on the resident’s behalf on a quarterly basis.

•	A copy of the itemized account shall be kept in the resident’s record.

•	The Community shall provide the resident the opportunity to review his/her own financial record upon request during normal business hours.

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EXHIBIT 9

55 Pa.Code § 2600.25(d) - RENT REBATES

☐

The Community WILL NOT collect a portion of the resident’s rent rebate funds as restricted under 62 P.S. § 1057.3(a)(7) (relating to rules and regulations for personal care homes and assisted living residences) and 55 Pa.Code § 2600.25(d) (relating to resident-home contract).

☐	If the home WILL collect a portion of the resident’s rent rebate funds, please answer the following:

1. The dollar amount OR percentage of the rent rebate to be collected will be:

________________________________________________________________

2. The home’s intended use of the revenue collected from the resident’s rent rebate is as follows:

☐	I have had the home’s rent rebate policy explained to me and have had the opportunity to ask questions about it.

Resident Signature	Date Signed

Responsible Party Signature	Date Signed

12

Exhibit B-1

Plan of Dissolution for AL U.S./Bonita Senior Housing, L.P.

(see attached)

AGREEMENT TO DISSOLVE, WIND UP, AND TERMINATE

AL U.S./BONITA SENIOR HOUSING, L.P.,

a California limited partnership

This AGREEMENT TO DISSOLVE, WIND UP AND TERMINATE AL U.S./BONITA SENIOR HOUSING, L.P., a California limited partnership (“Agreement”), is made effective as of                     , 2011 (“Effective Date”), by and among AL CALIFORNIA GP, LLC, a Delaware limited liability company, as the general partner (“General Partner”), and AL U.S. POOL ONE, LLC, a Delaware limited liability company, as the limited partner (“Limited Partner”). The General Partner and the Limited Partner are sometimes collectively referred to herein as the “Partners.” The Partners agree as follows:

1. Recitals. This Agreement is executed in reference to the following facts and circumstances:

1.1. AL U.S./BONITA SENIOR HOUSING, L.P., a California limited partnership (“Limited Partnership”) was formed pursuant to that certain Certificate of Limited Partnership filed with California Secretary of State on December 17, 2002, as amended by that certain Amendment to Certificate of Limited Partnership filed with the California Secretary of State on January 13, 2003 (collectively, the “Certificate of Limited Partnership”). Reference is also made to that certain Amended and Restated Agreement of Limited Partnership of AL U.S./Bonita Senior Housing, L.P., a California Limited Partnership, dated December 23, 2002, as amended by that certain First Amendment to Amended and Restated Agreement of Limited Partnership dated June 14, 2007 (collectively, the “Partnership Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Partnership Agreement.

1.2. The Limited Partnership is the owner of that certain senior living facility known as “Sunrise of Bonita” (the “Facility”).

1.3. The Limited Partnership was dissolved as of December 31, 2009 pursuant to the provisions of the Partnership Agreement. Due to an oversight, the Partners did not become aware the Limited Partnership was dissolved until May 2011. Upon learning of the dissolution of the Limited Partnership effective as of December 31, 2009, the Partners elected to enter into this Agreement to wind up the Limited Partnership’s activities, to ratify all past acts of the General Partner on behalf of the Limited Partnership as the acts of the Limited Partnership and to authorize the General Partner to take all such actions as may be necessary to wind up the Limited Partnership’s activities, and upon completion thereof, to terminate the Limited Partnership by filing a Certificate of Cancellation with the California Secretary of State.

1.4. The Partners now desire to dissolve, wind up and terminate the Limited Partnership pursuant to the provisions and conditions of this Agreement.

2.	Winding Up.

2.1. Winding up: Ratification of Past Acts: Powers of General Partner. The Limited Partnership shall forthwith wind up its activities, and shall continue only for the purpose of winding up its activities. In connection with the foregoing, and to the extent permitted by applicable law, the Partners hereby ratify, confirm and approve as the acts of the Limited Partnership, all acts and activities undertaken by the General Partner on behalf of the Limited Partnership from December 31, 2009 until the present. In furtherance of winding up of the Limited Partnership’s activities, the General Partner may, on behalf of the Limited Partnership, preserve the Limited Partnership’s business and property as a going concern for a reasonable time, prosecute and defend actions and proceedings, whether civil, criminal, or administrative, transfer the Limited Partnership’s property, settle disputes by mediation or arbitration, file a certificate of cancellation as provided in California Corporations Code Section 15902.03, and perform other necessary acts in furtherance of the foregoing, and shall discharge the Limited Partnership’s liabilities, settle and close the Limited Partnership’s activities, and marshal and distribute the assets of the Limited Partnership. Notwithstanding any other provision in this Agreement to the contrary, the Limited Partnership shall dissolve and wind up its activities in compliance with the California Uniform Limited Partnership Act of 2008 (Cal. Corp. Code §§ 15900 et. seq.)

2.2. Transfer of Assets and Liabilities to Successor.

(a) Without limiting the foregoing, and to the extent permitted under applicable law, the Partners agree the Limited Partnership may continue for so long as necessary for it to transfer its assets and liabilities to a new limited partnership formed by the Partners for the purpose of acquiring the Limited Partnership’s assets and liabilities and carrying on the business and affairs of the Limited Partnership. The new limited partnership will have the same Partners with identical ownership interests as the Limited Partnership. In furtherance of the foregoing but to the extent permitted by applicable law, the Limited Partnership may do the following, without limitation, in connection with the winding up of its activities: (a) transfer to the new successor limited partnership, all real property and personal property owned or otherwise used by the Limited Partnership; (b) transfer to the new successor limited partnership, all of the Limited Partnership’s permits, licenses and other authorizations with respect to the ownership and operation of the Facility; (c) operate the business of the Limited Partnership in the ordinary course of business pending completion of the winding up process; and (d) otherwise perform all of the covenants and other obligations to be performed by the Limited Partnership pursuant to those certain loan documents (as so amended and modified, collectively, the “Loan Documents”) that evidence and secure that certain loan in the original principal amount of $370,500,000 made by HSH NORDBANK AG, acting through its New York Branch, a German banking corporation acting through its New York branch, as administrative agent (together with its successors and assigns in such capacity as agent for Lenders, the “Administrative Agent”), to AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company (the “Borrower”), including, without limitation, that certain Third Amendment to Loan Agreement and Omnibus Amendment and Reaffirmation of Loan Documents (as may be amended from time to time, the “Loan Modification Agreement”) dated of even date herewith, all of which obligations are hereby approved by the Partners as appropriate activities to complete the winding up of the Limited Partnership’s activities.

(b) The Partners intend to preserve the value of the Limited Partnership’s assets and business during the winding up period and intend to proceed with an orderly transition of the Limited Partner’s business and affairs to the new successor limited partnership. Due to the heavily regulated nature of the real property assets operated by the Limited Partnership, the

Partners acknowledge that it may take 12 months or longer for the new successor limited partnership to acquire all of the permits, licenses and other authorizations necessary for it to succeed to and carry on the business and activities of the Limited Partnership. Further, the new successor limited partnership will need to take such actions as are necessary for it to be in full compliance of the covenants of the existing Limited Partnership under the Loan Documents. To maximize the value of the assets and business of the Limited Partnership until the successor limited partnership is qualified to acquire the Limited Partnership’s assets and liabilities, the Partners desire that the Limited Partnership will carry on its affairs in the ordinary course of business to the extent permitted by applicable law. The Partners hereby acknowledge and agree that the continuation and preservation of the Limited Partnership’s assets, contracts and business relationships for such 12-month (or longer) period is a reasonable time within which the Limited Partnership may continue its activities for purposes of winding up under the circumstances which require that the new successor limited partnership obtain and maintain certain licenses, permits and other authorizations with respect to the ownership and operation of the Facility.

(c) Without limiting the foregoing, but to the extent permitted under applicable law, the General Partner is hereby authorized to cause the Limited Partnership to enter into and to be legally bound in such transactions as the General Partner may determine are necessary or desirable to carry out the foregoing plan of dissolution, including, without limitation, entering into one or more assignments, purchase and sale agreements, lease agreements, guarantees, extensions and modifications of existing contracts and obligations, extensions of existing indebtedness (contingent or otherwise), and entering into new agreements and obligations in furtherance of the foregoing or as otherwise may be necessary or desirable to carry out the foregoing plan of dissolution or as otherwise may be necessary or desirable to wind up the Limited Partnership’s activities, including, without limitation, new contracts with third parties entered into in the ordinary course of business for the provision of goods and/or services to the Facility.

2.3. Compliance with California Law. Notwithstanding anything herein to the contrary, neither the General Partner nor the Limited Partnership shall take any actions following the execution of this Agreement that conflict with any of the provisions of the California Uniform Limited Partnership Act of 2008.

3. Execution of Documents. In furtherance of the foregoing:

3.1. Notice of Dissolution. The Limited Partnership may publish notice of its dissolution and request persons having claims against the Limited Partnership to present them in accordance with the notice and other provisions of California Corporations Code Section 15908.07.

3.2. Certificate of Cancellation. Upon the completion of the winding up of the affairs of the Limited Partnership, the General Partner shall, on behalf of the Limited Partnership, execute a Certificate of Cancellation of Limited Partnership - Form LP-4/7 (“Certificate of Cancellation”) and cause the Certificate of Cancellation to be filed with the California Secretary of State.

3.3. Power to Execute Documents. The General Partner shall execute, acknowledge and duly notarize all documents or instruments necessary or appropriate to carry out the plan of dissolution contemplated by this Agreement or as otherwise necessary or desirable to completely wind up the Limited Partnership’s activities and to terminate and cancel the Limited Partnership.

4. Disposal of Assets; Satisfaction of Obligations. In winding up the Limited Partnership’s activities, the assets of the Limited Partnership, including the contributions required by California Corporations Code Section 15908.09, if any, shall be applied to satisfy the Limited Partnership’s obligations to creditors, including, to the extent permitted by law, Partners that are creditors. Any surplus remaining after the Limited Partnership complies with this paragraph shall be returned to the Partners as they share in distributions. If the Limited Partnership’s assets are insufficient to satisfy all of its obligations pursuant to this paragraph, the General Partner shall comply with the provisions and conditions of California Corporations Code Section 15908.09(c) to satisfy such remaining liabilities.

5. Tax Returns. The General Partner shall cause the Limited Partnership’s final state and federal tax or information returns to be filed as necessary, and tax benefits or losses resulting therefrom shall be allocated among the Partners pursuant to the provisions and conditions of the Partnership Agreement or as otherwise expressly agreed to by the Partners. The preparation cost of the Limited Partnership’s state and federal tax or information returns shall be borne by the Limited Partnership pursuant to the provisions and conditions of the Partnership Agreement and this Agreement, or as otherwise expressly agreed to among the Partners. Until the termination of the Limited Partnership, the General Partner shall cause all other tax returns and tax reporting documents to be prepared and delivered to the Partners in accordance with the Limited Partnership’s customary past practices or as otherwise required by the Partnership Agreement.

6. General Provisions.

6.1. Books and Records. The General Partner shall make available to the other Partners for inspection or copying all records, books, documents, property, agreements or any other thing or instrument of any kind or nature belonging to, pertaining to, or relating to the operation of the Limited Partnership.

6.2. Entire Agreement. This Agreement, and any other document executed contemporaneously herewith, memorializes and constitutes the final expression and the complete and exclusive statement among the parties with respect to the subject matter hereof and thereof.

6.3. Amendments and Waivers. No change in, amendment to, waiver or termination of this Agreement, or any part hereof, shall be valid unless signed by the Partners.

6.4. Headings. Paragraph headings have been inserted in this Agreement as a matter of convenience only; such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

6.5. Severability. If any one or more of the provisions of this Agreement are held to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired. In the event of a finding of partial invalidity, illegality, or unenforceability by a court of competent jurisdiction, such court is hereby instructed to modify such provision to the minimum extent necessary to avoid such invalidity, illegality, or unenforceability (provided such modification does not alter the purpose or intent of such provision).

6.6. Gender and Number. Wherever the context so requires, all words used in the singular shall be construed to include the plural, and vice versa, and words of any gender shall include any other gender, or any entity.

6.7. Successors and Assigns. Except as otherwise expressly provided, this Agreement, and each of its provisions, covenants and conditions, shall apply to, bind and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, transferees, successors-in-interest, and assigns.

6.8. Governing Law. The validity of this Agreement shall be interpreted and construed pursuant to and in accordance with the laws of the State of California.

6.9. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one original document.

*    *    *    *    *

IN WITNESS WHEREOF, the Partners have executed this AGREEMENT TO DISSOLVE, WIND UP AND TERMINATE AL U.S./BONITA SENIOR HOUSING, L.P. effective as of the date first written above.

GENERAL PARTNER:

AL CALIFORNIA GP, LLC,
a Delaware limited liability company

By:	AL U.S. POOL ONE, LLC, a Delaware limited liability company Its: sole Member

	By:	AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company Its: sole Member

		By:	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation Its: Administrative Managing Member

			By:	/s/ David Haddock
			Name:	David Haddock
			Title:	Vice President and Secretary

LIMITED PARTNER:

AL U.S. POOL ONE, LLC, a Delaware limited liability company

By:	AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company Its: sole Member

	By:	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation Its: Administrative Managing Member

		By:	/s/ David Haddock
		Name:	David Haddock
		Title:	Vice President and Secretary

Exhibit B-2

Plan of Dissolution for AL U.S./LaPalma Senior Housing, L.P.

(see attached)

AGREEMENT TO DISSOLVE, WIND UP, AND TERMINATE

AL U.S./LAPALMA SENIOR HOUSING, L.P.,

a California limited partnership

This AGREEMENT TO DISSOLVE, WIND UP AND TERMINATE AL U.S./LAPALMA SENIOR HOUSING, L.P., a California limited partnership (“Agreement”), is made effective as of                 , 2011 (“Effective Date”) by and among AL CALIFORNIA GP, LLC, a Delaware limited liability company, as the general partner (“General Partner”), and AL U.S. POOL ONE, LLC, a Delaware limited liability company, as the limited partner (“Limited Partner”). The General Partner and the Limited Partner are sometimes collectively referred to herein as the “Partners.” The Partners agree as follows:

1. Recitals. This Agreement is executed in reference to the following facts and circumstances:

1.1. AL U.S./LaPalma Senior Housing, L.P., a California limited partnership (“Limited Partnership”) was formed pursuant to that certain Certificate of Limited Partnership filed with California Secretary of State on December 17, 2002, as amended by that certain Amendment to Certificate of Limited Partnership filed with the California Secretary of State on January 13, 2003 (collectively, the “Certificate of Limited Partnership”). Reference is also made to that certain Amended and Restated Agreement of Limited Partnership of AL U.S./LaPalma Senior Housing, L.P., a California Limited Partnership, dated December 23, 2002, as amended by that certain First Amendment to Amended and Restated Agreement of Limited Partnership dated June 14, 2007 (collectively, the “Partnership Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Partnership Agreement.

1.2. The Limited Partnership is the owner of that certain senior living facility known as “Sunrise of La Palma” (the “Facility”).

1.3. The Limited Partnership was dissolved as of December 31, 2009 pursuant to the provisions of the Partnership Agreement. Due to an oversight, the Partners did not become aware the Limited Partnership was dissolved until May 2011. Upon learning of the dissolution of the Limited Partnership effective as of December 31, 2009, the Partners elected to enter into this Agreement to wind up the Limited Partnership’s activities, to ratify all past acts of the General Partner on behalf of the Limited Partnership as the acts of the Limited Partnership and to authorize the General Partner to take all such actions as may be necessary to wind up the Limited Partnership’s activities, and upon completion thereof, to terminate the Limited Partnership by filing a Certificate of Cancellation with the California Secretary of State.

1.4. The Partners now desire to dissolve, wind up and terminate the Limited Partnership pursuant to the provisions and conditions of this Agreement.

2. Winding Up.

2.1. Winding up; Ratification of Past Acts; Powers of General Partner. The Limited Partnership shall forthwith wind up its activities, and shall continue only for the purpose of winding up its activities. In connection with the foregoing, the Partners hereby ratify, confirm and approve as the acts of the Limited Partnership, all acts and activities undertaken by the General Partner on behalf of the Limited Partnership from December 31, 2009 until the present. In furtherance of winding up of the Limited Partnership’s activities, the General Partner may, on behalf of the Limited Partnership, preserve the Limited Partnership’s business and property as a going concern for a reasonable time, prosecute and defend actions and proceedings, whether civil, criminal, or administrative, transfer the Limited Partnership’s property, settle disputes by mediation or arbitration, file a certificate of cancellation as provided in California Corporations Code Section 15902.03, and perform other necessary acts in furtherance of the foregoing, and shall discharge the Limited Partnership’s liabilities, settle and close the Limited Partnership’s activities, and marshal and distribute the assets of the Limited Partnership. Notwithstanding any other provision in this Agreement to the contrary, the Limited Partnership shall dissolve and wind up its activities in compliance with the California Uniform Limited Partnership Act of 2008 (Cal. Corp. Code §§ 15900 et. seq.)

2.2. Transfer of Assets and Liabilities to Successor.

(a) Without limiting the foregoing, and to the extent permitted under applicable law, the Partners agree the Limited Partnership may continue for so long as necessary for it to transfer its assets and liabilities to a new limited partnership formed by the Partners for the purpose of acquiring the Limited Partnership’s assets and liabilities and carrying on the business and affairs of the Limited Partnership. The new limited partnership will have the same Partners with identical ownership interests as the Limited Partnership. In furtherance of the foregoing but to the extent permitted by applicable law, the Limited Partnership may do the following, without limitation, in connection with the winding up of its activities: (a) transfer to the new successor limited partnership, all real property and personal property owned or otherwise used by the Limited Partnership; (b) transfer to the new successor limited partnership, all of the Limited Partnership’s permits, licenses and other authorizations with respect to the ownership and operation of the Facility; (c) operate the business of the Limited Partnership in the ordinary course of business pending completion of the winding up process; and (d) otherwise perform all of the covenants and other obligations to be performed by the Limited Partnership pursuant to those certain loan documents (as so amended and modified, collectively, the “Loan Documents”) that evidence and secure that certain loan in the original principal amount of $370,500,000 made by HSH NORDBANK AG, acting through its New York Branch, a German banking corporation acting through its New York branch, as administrative agent (together with its successors and assigns in such capacity as agent for Lenders, the “Administrative Agent”), to AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company (the “Borrower”), including, without limitation, that certain Third Amendment to Loan Agreement and Omnibus Amendment and Reaffirmation of Loan Documents (as may be amended from time to time, the “Loan Modification Agreement”) dated of even date herewith, all of which obligations are hereby approved by the Partners as appropriate activities to complete the winding up of the Limited Partnership’s activities.

(b) The Partners intend to preserve the value of the Limited Partnership’s assets and business during the winding up period and intend to proceed with an orderly transition of the Limited Partner’s business and affairs to the new successor limited partnership. Due to the heavily regulated nature of the real property assets operated by the Limited Partnership, the Partners acknowledge that it may take 12 months or longer for the new successor limited partnership to acquire all of the permits, licenses and other authorizations necessary for it to succeed to and carry on the business and activities of the Limited Partnership. Further, the new successor limited partnership will need to take such actions as are necessary for it to be in full compliance of the covenants of the existing Limited Partnership under the Loan Documents. To maximize the value of the assets and business of the Limited Partnership until the successor limited partnership is qualified to acquire the Limited Partnership’s assets and liabilities, the Partners desire that the Limited Partnership will carry on its affairs in the ordinary course of business to the extent permitted by applicable law. The Partners hereby acknowledge and agree that the continuation and preservation of the Limited Partnership’s assets, contracts and business relationships for such 12-month (or longer) period is a reasonable time within which the Limited Partnership may continue its activities for purposes of winding up under the circumstances which require that the new successor limited partnership obtain and maintain certain licenses, permits and other authorizations with respect to the ownership and operation of the Facility.

(c) Without limiting the foregoing, but to the extent permitted under applicable law, the General Partner is hereby authorized to cause the Limited Partnership to enter into and to be legally bound in such transactions as the General Partner may determine are necessary or desirable to carry out the foregoing plan of dissolution, including, without limitation, entering into one or more assignments, purchase and sale agreements, lease agreements, guarantees, extensions and modifications of existing contracts and obligations, extensions of existing indebtedness (contingent or otherwise), and entering into new agreements and obligations in furtherance of the foregoing or as otherwise may be necessary or desirable to carry out the foregoing plan of dissolution or as otherwise may be necessary or desirable to wind up the Limited Partnership’s activities, including, without limitation, new contracts with third parties entered into in the ordinary course of business for the provision of goods and/or services to the Facility.

2.3. Compliance with California Law. Notwithstanding anything herein to the contrary, neither the General Partner nor the Limited Partnership shall take any actions following the execution of this Agreement that conflict with any of the provisions of the California Uniform Limited Partnership Act of 2008.

3. Execution of Documents. In furtherance of the foregoing:

3.1. Notice of Dissolution. The Limited Partnership may publish notice of its dissolution and request persons having claims against the Limited Partnership to present them in accordance with the notice and other provisions of California Corporations Code Section 15908.07.

3.2. Certificate of Cancellation. Upon the completion of the winding up of the affairs of the Limited Partnership, the General Partner shall, on behalf of the Limited Partnership, execute a Certificate of Cancellation of Limited Partnership - Form LP-4/7 (“Certificate of Cancellation”) and cause the Certificate of Cancellation to be filed with the California Secretary of State.

3.3. Power to Execute Documents. The General Partner shall execute, acknowledge and duly notarize all documents or instruments necessary or appropriate to carry out the plan of dissolution contemplated by this Agreement or as otherwise necessary or desirable to completely wind up the Limited Partnership’s activities and to terminate and cancel the Limited Partnership.

4. Disposal of Assets; Satisfaction of Obligations. In winding up the Limited Partnership’s activities, the assets of the Limited Partnership, including the contributions required by California Corporations Code Section 15908.09, if any, shall be applied to satisfy the Limited Partnership’s obligations to creditors, including, to the extent permitted by law, Partners that are creditors. Any surplus remaining after the Limited Partnership complies with this paragraph shall be returned to the Partners as they share in distributions. If the Limited Partnership’s assets are insufficient to satisfy all of its obligations pursuant to this paragraph, the General Partner shall comply with the provisions and conditions of California Corporations Code Section 15908.09(c) to satisfy such remaining liabilities.

5. Tax Returns. The General Partner shall cause the Limited Partnership’s final state and federal tax or information returns to be filed as necessary, and tax benefits or losses resulting therefrom shall be allocated among the Partners pursuant to the provisions and conditions of the Partnership Agreement or as otherwise expressly agreed to by the Partners. The preparation cost of the Limited Partnership’s state and federal tax or information returns shall be borne by the Limited Partnership pursuant to the provisions and conditions of the Partnership Agreement and this Agreement, or as otherwise expressly agreed to among the Partners. Until the termination of the Limited Partnership, the General Partner shall cause all other tax returns and tax reporting documents to be prepared and delivered to the Partners in accordance with the Limited Partnership’s customary past practices or as otherwise required by the Partnership Agreement.

6. General Provisions.

6.1. Books and Records. The General Partner shall make available to the other Partners for inspection or copying all records, books, documents, property, agreements or any other thing or instrument of any kind or nature belonging to, pertaining to, or relating to the operation of the Limited Partnership.

6.2. Entire Agreement. This Agreement, and any other document executed contemporaneously herewith, memorializes and constitutes the final expression and the complete and exclusive statement among the parties with respect to the subject matter hereof and thereof.

6.3. Amendments and Waivers. No change in, amendment to, waiver or termination of this Agreement, or any part hereof, shall be valid unless signed by the Partners.

6.4. Headings. Paragraph headings have been inserted in this Agreement as a matter of convenience only; such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

6.5. Severability. If any one or more of the provisions of this Agreement are held to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired. In the event of a finding of partial invalidity, illegality, or unenforceability by a court of competent jurisdiction, such court is hereby instructed to modify such provision to the minimum extent necessary to avoid such invalidity, illegality, or unenforceability (provided such modification does not alter the purpose or intent of such provision).

6.6. Gender and Number. Wherever the context so requires, all words used in the singular shall be construed to include the plural, and vice versa, and words of any gender shall include any other gender, or any entity.

6.7. Successors and Assigns. Except as otherwise expressly provided, this Agreement, and each of its provisions, covenants and conditions, shall apply to, bind and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, transferees, successors-in-interest, and assigns.

6.8. Governing Law. The validity of this Agreement shall be interpreted and construed pursuant to and in accordance with the laws of the State of California.

6.9. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one original document.

*    *    *    *    *

IN WITNESS WHEREOF, the Partners have executed this AGREEMENT TO DISSOLVE, WIND UP AND TERMINATE AL U.S./LAPALMA SENIOR HOUSING, L.P. effective as of the date first written above.

GENERAL PARTNER:

AL CALIFORNIA GP, LLC, a Delaware limited liability company

By:	AL U.S. POOL ONE, LLC, a Delaware limited liability company Its: sole Member

	By:	AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company Its: sole Member

		By:	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation Its: Administrative Managing Member

			By:	/s/ David Haddock
			Name:	David Haddock
			Title:	Vice President and Secretary

LIMITED PARTNER:

AL U.S. POOL ONE, LLC a Delaware limited liability company

By:	AL U.S. POOL ONE, LLC a Delaware limited liability company

	By:	AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company Its: sole Member

		By:	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation Its: Administrative Managing Member

			By:	/s/ David Haddock
			Name:	David Haddock
			Title:	Vice President and Secretary

Exhibit B-3

Plan of Dissolution for AL U.S./LaJolla Senior Housing, L.P.

(see attached)

AGREEMENT TO DISSOLVE, WIND UP, AND TERMINATE

AL U.S./LA JOLLA SENIOR HOUSING, L.P.,

a California limited partnership

This AGREEMENT TO DISSOLVE, WIND UP AND TERMINATE AL U.S./LA JOLLA SENIOR HOUSING, L.P., a California limited partnership (“Agreement”‘), is made effective as of                  , 2011 (“Effective Date”), by and among AL CALIFORNIA GP, LLC, a Delaware limited liability company, as the general partner (“General Partner”), and AL U.S. POOL ONE, LLC, a Delaware limited liability company, as the limited partner (“Limited Partner”). The General Partner and the Limited Partner are sometimes collectively referred to herein as the “Partners.” The Partners agree as follows:

1. Recitals. This Agreement is executed in reference to the following facts and circumstances:

1.1. AL U.S./La Jolla Senior Housing, L.P., a California limited partnership (“Limited Partnership”) was formed pursuant to that certain Certificate of Limited Partnership filed with California Secretary of State on December 17, 2002, as amended by that certain Amendment to Certificate of Limited Partnership filed with the California Secretary of State on January 13, 2003 (collectively, the “Certificate of Limited Partnership”). Reference is also made to that certain Amended and Restated Agreement of Limited Partnership of AL U.S./La Jolla Senior Housing, L.P., a California Limited Partnership, dated December 23, 2002, as amended by that certain First Amendment to Amended and Restated Agreement of Limited Partnership dated June 14, 2007 (collectively, the “Partnership Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Partnership Agreement.

1.2. The Limited Partnership is the owner of that certain senior living facility known as “Sunrise of La Jolla” (the “Facility”).

1.3. The Limited Partnership was dissolved as of December 31, 2009 pursuant to the provisions of the Partnership Agreement. Due to an oversight, the Partners did not become aware the Limited Partnership was dissolved until May 2011. Upon learning of the dissolution of the Limited Partnership effective as of December 31, 2009, the Partners elected to enter into this Agreement to wind up the Limited Partnership’s activities, to ratify all past acts of the General Partner on behalf of the Limited Partnership as the acts of the Limited Partnership and to authorize the General Partner to take all such actions as may be necessary to wind up the Limited Partnership’s activities, and upon completion thereof, to terminate the Limited Partnership by filing a Certificate of Cancellation with the California Secretary of State.

1.4. The Partners now desire to dissolve, wind up and terminate the Limited Partnership pursuant to the provisions and conditions of this Agreement.

2.	Winding UP.

2.1. Winding up; Ratification of Past Acts; Powers of General Partner. The Limited Partnership shall forthwith wind up its activities, and shall continue only for the purpose of winding up its activities. In connection with the foregoing, the Partners hereby ratify, confirm and approve as the acts of the Limited Partnership, all acts and activities undertaken by the

General Partner on behalf of the Limited Partnership from December 31, 2009 until the present. In furtherance of winding up of the Limited Partnership’s activities, the General Partner may, on behalf of the Limited Partnership, preserve the Limited Partnership’s business and property as a going concern for a reasonable time, prosecute and defend actions and proceedings, whether civil, criminal, or administrative, transfer the LP1imited Partnership’s property, settle disputes by mediation or arbitration, file a certificate of cancellation as provided in California Corporations Code Section 15902.03, and perform other necessary acts in furtherance of the foregoing, and shall discharge the Limited Partnership’s liabilities, settle and close the Limited Partnership’s activities, and marshal and distribute the assets of the Limited Partnership. Notwithstanding any other provision in this Agreement to the contrary, the Limited Partnership shall dissolve and wind up its activities in compliance with the California Uniform Limited Partnership Act of 2008 (Cal. Corp. Code §§ 15900 et. seq.)

2.2. Transfer of Assets and Liabilities to Successor.

(a) Without limiting the foregoing, and to the extent permitted under applicable law, the Partners agree the Limited Partnership may continue for so long as necessary for it to transfer its assets and liabilities to a new limited partnership formed by the Partners for the purpose of acquiring the Limited Partnership’s assets and liabilities and carrying on the business and affairs of the Limited Partnership. The new limited partnership will have the same Partners with identical ownership interests as the Limited Partnership. In furtherance of the foregoing but to the extent permitted by applicable law, the Limited Partnership may do the following, without limitation, in connection with the winding up of its activities: (a) transfer to the new successor limited partnership, all real property and personal property owned or otherwise used by the Limited Partnership; (b) transfer to the new successor limited partnership, all of the Limited Partnership’s permits, licenses and other authorizations with respect to the ownership and operation of the Facility; (c) operate the business of the Limited Partnership in the ordinary course of business pending completion of the winding up process; and (d) otherwise perform all of the covenants and other obligations to be performed by the Limited Partnership pursuant to those certain loan documents (as so amended and modified, collectively, the “Loan Documents”) that evidence and secure that certain loan in the original principal amount of $370,500,000 made by HSH NORDBANK AG, acting through its New York Branch, a German banking corporation acting through its New York branch, as administrative agent (together with its successors and assigns in such capacity as agent for Lenders, the “Administrative Agent”), to AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company (the “Borrower”), including, without limitation, that certain Third Amendment to Loan Agreement and Omnibus Amendment and Reaffirmation of Loan Documents (as may be amended from time to time, the “Loan Modification Agreement”) dated of even date herewith, all of which obligations are hereby approved by the Partners as appropriate activities to complete the winding up of the Limited Partnership’s activities.

(b) The Partners intend to preserve the value of the Limited Partnership’s assets and business during the winding up period and intend to proceed with an orderly transition of the Limited Partner’s business and affairs to the new successor limited partnership. Due to the heavily regulated nature of the real property assets operated by the Limited Partnership, the Partners acknowledge that it may take 12 months or longer for the new successor limited partnership to acquire all of the permits, licenses and other authorizations necessary for it to succeed to and carry on the business and activities of the Limited Partnership. Further, the new successor limited partnership will need to take such actions as are necessary for it to be in full compliance of the covenants of the existing Limited Partnership under the Loan Documents. To maximize the value of the assets and business of the Limited Partnership until the successor limited partnership is qualified to acquire the Limited Partnership’s assets and liabilities, the Partners desire that the Limited Partnership will carry on its affairs in the ordinary course of business to the extent permitted by applicable law. The Partners hereby acknowledge and agree that the continuation and preservation of the Limited Partnership’s assets, contracts and business relationships for such 12-month (or longer) period is a reasonable time within which the Limited Partnership may continue its activities for purposes of winding up under the circumstances which require that the new successor limited partnership obtain and maintain certain licenses, permits and other authorizations with respect to the ownership and operation of the Facility.

(c) Without limiting the foregoing, but to the extent permitted under applicable law, the General Partner is hereby authorized to cause the Limited Partnership to enter into and to be legally bound in such transactions as the General Partner may determine are necessary or desirable to carry out the foregoing plan of dissolution, including, without limitation, entering into one or more assignments, purchase and sale agreements, lease agreements, guarantees, extensions and modifications of existing contracts and obligations, extensions of existing indebtedness (contingent or otherwise), and entering into new agreements and obligations in furtherance of the foregoing or as otherwise may be necessary or desirable to carry out the foregoing plan of dissolution or as otherwise may be necessary or desirable to wind up the Limited Partnership’s activities, including, without limitation, new contracts with third parties entered into in the ordinary course of business for the provision of goods and/or services to the Facility.

2.3. Compliance with California Law. Notwithstanding anything herein to the contrary, neither the General Partner nor the Limited Partnership shall take any actions following the execution of this Agreement that conflict with any of the provisions of the California Uniform Limited Partnership Act of 2008.

3. Execution of Documents. In furtherance of the foregoing:

3.1. Notice of Dissolution. The Limited Partnership may publish notice of its dissolution and request persons having claims against the Limited Partnership to present them in accordance with the notice and other provisions of California Corporations Code Section 15908.07.

3.2. Certificate of Cancellation. Upon the completion of the winding up of the affairs of the Limited Partnership, the General Partner shall, on behalf of the Limited Partnership, execute a Certificate of Cancellation of Limited Partnership—Form LP-4/7 (“Certificate of Cancellation”‘) and cause the Certificate of Cancellation to be filed with the California Secretary of State.

3.3. Power to Execute Documents. The General Partner shall execute, acknowledge and duly notarize all documents or instruments necessary or appropriate to carry out the plan of dissolution contemplated by this Agreement or as otherwise necessary or desirable to completely wind up the Limited Partnership’s activities and to terminate and cancel the Limited Partnership.

4. Disposal of Assets; Satisfaction of Obligations. In winding up the Limited Partnership’s activities, the assets of the Limited Partnership, including the contributions required by California Corporations Code Section 15908.09, if any, shall be applied to satisfy the Limited Partnership’s obligations to creditors, including, to the extent permitted by law, Partners that are creditors. Any surplus remaining after the Limited Partnership complies with this paragraph shall be returned to the Partners as they share in distributions. If the Limited Partnership’s assets are insufficient to satisfy all of its obligations pursuant to this paragraph, the General Partner shall comply with the provisions and conditions of California Corporations Code Section 15908.09(c) to satisfy such remaining liabilities.

5. Tax Returns. The General Partner shall cause the Limited Partnership’s final state and federal tax or information returns to be filed as necessary, and tax benefits or losses resulting therefrom shall be allocated among the Partners pursuant to the provisions and conditions of the Partnership Agreement or as otherwise expressly agreed to by the Partners. The preparation cost of the Limited Partnership’s state and federal tax or information returns shall be borne by the Limited Partnership pursuant to the provisions and conditions of the Partnership Agreement and this Agreement, or as otherwise expressly agreed to among the Partners. Until the termination of the Limited Partnership, the General Partner shall cause all other tax returns and tax reporting documents to be prepared and delivered to the Partners in accordance with the Limited Partnership’s customary past practices or as otherwise required by the Partnership Agreement.

6. General Provisions.

6.1. Books and Records. The General Partner shall make available to the other Partners for inspection or copying all records, books, documents, property, agreements or any other thing or instrument of any kind or nature belonging to, pertaining to, or relating to the operation of the Limited Partnership.

6.2. Entire Agreement. This Agreement, and any other document executed contemporaneously herewith, memorializes and constitutes the final expression and the complete and exclusive statement among the parties with respect to the subject matter hereof and thereof.

6.3. Amendments and Waivers. No change in, amendment to, waiver or termination of this Agreement, or any part hereof, shall be valid unless signed by the Partners.

6.4. Headings. Paragraph headings have been inserted in this Agreement as a matter of convenience only; such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

6.5. Severability. If any one or more of the provisions of this Agreement are held to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired. In the event of a finding of partial invalidity, illegality, or unenforceability by a court of competent jurisdiction, such court is hereby instructed to modify such provision to the minimum extent necessary to avoid such invalidity, illegality, or unenforceability (provided such modification does not alter the purpose or intent of such provision).

6.6. Gender and Number. Wherever the context so requires, all words used in the singular shall be construed to include the plural, and vice versa, and words of any gender shall include any other gender, or any entity.

6.7. Successors and Assigns. Except as otherwise expressly provided, this Agreement, and each of its provisions, covenants and conditions, shall apply to, bind and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, transferees, successors-in-interest, and assigns.

6.8. Governing Law. The validity of this Agreement shall be interpreted and construed pursuant to and in accordance with the laws of the State of California.

6.9. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one original document.

*    *    *    *    *

IN WITNESS WHEREOF, the Partners have executed this AGREEMENT TO DISSOLVE, WIND UP AND TERMINATE AL U.S./LA JOLLA SENIOR HOUSING, L.P. effective as of the date first written above.

GENERAL PARTNER:

AL CALIFORNIA GP, LLC,

a Delaware limited liability company

By:	AL U.S. POOL ONE, LLC, a Delaware limited liability company Its: sole Member

	By:	AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company Its: sole Member

		By:	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation Its: Administrative Managing Member

			By:	/s/ David Haddock
			Name:	David Haddock
			Title:	Vice President and Secretary

LIMITED PARTNER:

AL U.S. POOL ONE, LLC,

a Delaware limited liability company

By:	AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company Its: sole Member

	By:	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation Its: Administrative Managing Member

		By:	/s/ David Haddock
		Name:	David Haddock
		Title:	Vice President and Secretary

Exhibit B-4

Plan of Dissolution for AL U.S./Sacramento Senior Housing, L.P.

(see attached)

AGREEMENT TO DISSOLVE, WIND UP, AND TERMINATE

AL U.S./SACRAMENTO SENIOR HOUSING, L.P.,

a California limited partnership

This AGREEMENT TO DISSOLVE, WIND UP AND TERMINATE AL U.S./SACRAMENTO SENIOR HOUSING, L.P., a California limited partnership (“Agreement”), is made effective as of                     , 2011 (“Effective Date”), by and among AL CALIFORNIA GP, LLC, a Delaware limited liability company, as the general partner (“General Partner”), and AL U.S. POOL ONE, LLC, a Delaware limited liability company, as the limited partner (“Limited Partner”). The General Partner and the Limited Partner are sometimes collectively referred to herein as the “Partners.” The Partners agree as follows:

1. Recitals. This Agreement is executed in reference to the following facts and circumstances:

1.1. AL U.S./Sacramento Senior Housing, L.P., a California limited partnership (“Limited Partnership”) was formed pursuant to that certain Certificate of Limited Partnership filed with California Secretary of State on September 9, 2002, as amended by that certain Amendment to Certificate of Limited Partnership filed with the California Secretary of State on November 27, 2002, as amended by that certain Restated Certificate of Limited Partnership filed with the California Secretary of State on December 3, 2002, as amended by that certain Amendment to Certificate of Limited Partnership dated January 23, 2003 (collectively, the “Certificate of Limited Partnership”). Reference is also made to that certain Amended and Restated Agreement of Limited Partnership of AL U.S./Sacramento Senior Housing, L.P., a California Limited Partnership, dated December 23, 2002, as amended by that certain First Amendment to Amended and Restated Agreement of Limited Partnership dated June 14, 2007 (collectively, the “Partnership Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Partnership Agreement.

1.2. The Limited Partnership is the owner of that certain senior living facility known as “Sunrise of Sacramento” (the “Facility”).

1.3. The Limited Partnership was dissolved as of December 31, 2009 pursuant to the provisions of the Partnership Agreement. Due to an oversight, the Partners did not become aware the Limited Partnership was dissolved until May 2011. Upon learning of the dissolution of the Limited Partnership effective as of December 31, 2009, the Partners elected to enter into this Agreement to wind up the Limited Partnership’s activities, to ratify all past acts of the General Partner on behalf of the Limited Partnership as the acts of the Limited Partnership and to authorize the General Partner to take all such actions as may be necessary to wind up the Limited Partnership’s activities, and upon completion thereof, to terminate the Limited Partnership by filing a Certificate of Cancellation with the California Secretary of State.

1.4. The Partners now desire to dissolve, wind up and terminate the Limited Partnership pursuant to the provisions and conditions of this Agreement.

2. Winding Up.

2.1. Winding up; Ratification of Past Acts; Powers of General Partner. The

Limited Partnership shall forthwith wind up its activities, and shall continue only for the purpose of winding up its activities. In connection with the foregoing, the Partners hereby ratify, confirm and approve as the acts of the Limited Partnership, all acts and activities undertaken by the General Partner on behalf of the Limited Partnership from December 31, 2009 until the present. In furtherance of winding up of the Limited Partnership’s activities, the General Partner may, on behalf of the Limited Partnership, preserve the Limited Partnership’s business and property as a going concern for a reasonable time, prosecute and defend actions and proceedings, whether civil, criminal, or administrative, transfer the Limited Partnership’s property, settle disputes by mediation or arbitration, file a certificate of cancellation as provided in California Corporations Code Section 15902.03, and perform other necessary acts in furtherance of the foregoing, and shall discharge the Limited Partnership’s liabilities, settle and close the Limited Partnership’s activities, and marshal and distribute the assets of the Limited Partnership. Notwithstanding any other provision in this Agreement to the contrary, the Limited Partnership shall dissolve and wind up its activities in compliance with the California Uniform Limited Partnership Act of 2008 (Cal. Corp. Code §§ 15900 et. seq.)

2.2. Transfer of Assets and Liabilities to Successor.

(a) Without limiting the foregoing, and to the extent permitted under applicable law, the Partners agree the Limited Partnership may continue for so long as necessary for it to transfer its assets and liabilities to a new limited partnership formed by the Partners for the purpose of acquiring the Limited Partnership’s assets and liabilities and carrying on the business and affairs of the Limited Partnership. The new limited partnership will have the same Partners with identical ownership interests as the Limited Partnership. In furtherance of the foregoing but to the extent permitted by applicable law, the Limited Partnership may do the following, without limitation, in connection with the winding up of its activities: (a) transfer to the new successor limited partnership, all real property and personal property owned or otherwise used by the Limited Partnership; (b) transfer to the new successor limited partnership, all of the Limited Partnership’s permits, licenses and other authorizations with respect to the ownership and operation of the Facility; (c) operate the business of the Limited Partnership in the ordinary course of business pending completion of the winding up process; and (d) otherwise perform all of the covenants and other obligations to be performed by the Limited Partnership pursuant to those certain loan documents (as so amended and modified, collectively, the “Loan Documents”) that evidence and secure that certain loan in the original principal amount of $370,500,000 made by HSH NORDBANK AG, acting through its New York Branch, a German banking corporation acting through its New York branch, as administrative agent (together with its successors and assigns in such capacity as agent for Lenders, the “Administrative Agent”), to AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company (the “Borrower”), including, without limitation, that certain Third Amendment to Loan Agreement and Omnibus Amendment and Reaffirmation of Loan Documents (as may be amended from time to time, the “Loan Modification Agreement”) dated of even date herewith, all of which obligations are hereby approved by the Partners as appropriate activities to complete the winding up of the Limited Partnership’s activities.

(b) The Partners intend to preserve the value of the Limited Partnership’s assets and business during the winding up period and intend to proceed with an orderly transition of the Limited Partner’s business and affairs to the new successor limited partnership. Due to the heavily regulated nature of the real property assets operated by the Limited Partnership, the Partners acknowledge that it may take 12 months or longer for the new successor limited partnership to acquire all of the permits, licenses and other authorizations necessary for it to succeed to and carry on the business and activities of the Limited Partnership. Further, the new successor limited partnership will need to take such actions as are necessary for it to be in full compliance of the covenants of the existing Limited Partnership under the Loan Documents. To maximize the value of the assets and business of the Limited Partnership until the successor limited partnership is qualified to acquire the Limited Partnership’s assets and liabilities, the Partners desire that the Limited Partnership will carry on its affairs in the ordinary course of business to the extent permitted by applicable law. The Partners hereby acknowledge and agree that the continuation and preservation of the Limited Partnership’s assets, contracts and business relationships for such 12-month (or longer) period is a reasonable time within which the Limited Partnership may continue its activities for purposes of winding up under the circumstances which require that the new successor limited partnership obtain and maintain certain licenses, permits and other authorizations with respect to the ownership and operation of the Facility.

(c) Without limiting the foregoing, but to the extent permitted under applicable law, the General Partner is hereby authorized to cause the Limited Partnership to enter into and to be legally bound in such transactions as the General Partner may determine are necessary or desirable to carry out the foregoing plan of dissolution, including, without limitation, entering into one or more assignments, purchase and sale agreements, lease agreements, guarantees, extensions and modifications of existing contracts and obligations, extensions of existing indebtedness (contingent or otherwise), and entering into new agreements and obligations in furtherance of the foregoing or as otherwise may be necessary or desirable to carry out the foregoing plan of dissolution or as otherwise may be necessary or desirable to wind up the Limited Partnership’s activities, including, without limitation, new contracts with third parties entered into in the ordinary course of business for the provision of goods and/or services to the Facility.

2.3. Compliance with California Law. Notwithstanding anything herein to the contrary, neither the General Partner nor the Limited Partnership shall take any actions following the execution of this Agreement that conflict with any of the provisions of the California Uniform Limited Partnership Act of 2008.

3. Execution of Documents. In furtherance of the foregoing:

3.1. Notice of Dissolution. The Limited Partnership may publish notice of its dissolution and request persons having claims against the Limited Partnership to present them in accordance with the notice and other provisions of California Corporations Code Section 15908.07.

3.2. Certificate of Cancellation. Upon the completion of the winding up of the affairs of the Limited Partnership, the General Partner shall, on behalf of the Limited Partnership, execute a Certificate of Cancellation of Limited Partnership - Form LP-4/7 (“Certificate of Cancellation”) and cause the Certificate of Cancellation to be filed with the California Secretary of State.

3.3. Power to Execute Documents. The General Partner shall execute, acknowledge and duly notarize all documents or instruments necessary or appropriate to carry out the plan of dissolution contemplated by this Agreement or as otherwise necessary or desirable to completely wind up the Limited Partnership’s activities and to terminate and cancel the Limited Partnership.

4. Disposal of Assets: Satisfaction of Obligations. In winding up the Limited Partnership’s activities, the assets of the Limited Partnership, including the contributions required by California Corporations Code Section 15908.09, if any, shall be applied to satisfy the Limited Partnership’s obligations to creditors, including, to the extent permitted by law, Partners that are creditors. Any surplus remaining after the Limited Partnership complies with this paragraph shall be returned to the Partners as they share in distributions. If the Limited Partnership’s assets are insufficient to satisfy all of its obligations pursuant to this paragraph, the General Partner shall comply with the provisions and conditions of California Corporations Code Section 15908.09(c) to satisfy such remaining liabilities.

5. Tax Returns. The General Partner shall cause the Limited Partnership’s final state and federal tax or information returns to be filed as necessary, and tax benefits or losses resulting therefrom shall be allocated among the Partners pursuant to the provisions and conditions of the Partnership Agreement or as otherwise expressly agreed to by the Partners. The preparation cost of the Limited Partnership’s state and federal tax or information returns shall be borne by the Limited Partnership pursuant to the provisions and conditions of the Partnership Agreement and this Agreement, or as otherwise expressly agreed to among the Partners. Until the termination of the Limited Partnership, the General Partner shall cause all other tax returns and tax reporting documents to be prepared and delivered to the Partners in accordance with the Limited Partnership’s customary past practices or as otherwise required by the Partnership Agreement.

6. General Provisions.

6.1. Books and Records. The General Partner shall make available to the other Partners for inspection or copying all records, books, documents, property, agreements or any other thing or instrument of any kind or nature belonging to, pertaining to, or relating to the operation of the Limited Partnership.

6.2. Entire Agreement. This Agreement, and any other document executed contemporaneously herewith, memorializes and constitutes the final expression and the complete and exclusive statement among the parties with respect to the subject matter hereof and thereof.

6.3. Amendments and Waivers. No change in, amendment to, waiver or termination of this Agreement, or any part hereof, shall be valid unless signed by the Partners.

6.4. Headings. Paragraph headings have been inserted in this Agreement as a matter of convenience only; such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

6.5. Severability. If any one or more of the provisions of this Agreement are held to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired. In the event of a finding of partial invalidity, illegality, or unenforceability by a court of competent jurisdiction, such court is hereby instructed to modify such provision to the minimum extent necessary to avoid such invalidity, illegality, or unenforceability (provided such modification does not alter the purpose or intent of such provision).

6.6. Gender and Number. Wherever the context so requires, all words used in the singular shall be construed to include the plural, and vice versa, and words of any gender shall include any other gender, or any entity.

6.7. Successors and Assigns. Except as otherwise expressly provided, this Agreement, and each of its provisions, covenants and conditions, shall apply to, bind and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, transferees, successors-in-interest, and assigns.

6.8. Governing Law. The validity of this Agreement shall be interpreted and construed pursuant to and in accordance with the laws of the State of California.

6.9. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one original document.

*    *    *    *     *

IN WITNESS WHEREOF, the Partners have executed this AGREEMENT TO DISSOLVE, WIND UP AND TERMINATE AL U.S./SACRAMENTO SENIOR HOUSING, L.P. effective as of the date first written above.

GENERAL PARTNER:

AL CALIFORNIA GP, LLC, a Delaware limited liability company

By:	AL U.S. POOL ONE, LLC, a Delaware limited liability company Its: sole Member

	By:	AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company Its: sole Member

		By:	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation Its: Administrative Managing Member

			By:	/s/ David Haddock
			Name:	David Haddock
			Title:	Vice President and Secretary

LIMITED PARTNER:

AL U.S. POOL ONE, LLC, a Delaware limited liability company

By:	AL US DEVELOPMENT VENTURE, LLC, a Delaware limited liability company Its: sole Member

	By:	SUNRISE SENIOR LIVING INVESTMENTS, INC. a Virginia corporation Its: Administrative Managing Member

		By:	/s/ David Haddock
		Name:	David Haddock
		Title:	Vice President and Secretary

Exhibit 5.20

Organizational Structure

AL US DEVELOPMENT

Sunrise Senior Living Investments, Inc.
100%
AL US Development Venture, LLC
AL U.S. Pool One, LLC
AL U.S. Pool Two, LLC (See Page 2)
AL U.S. Pool Three, LLC (See Page 3)
100%
AL California GP, LLC
100%
Boulder Assisted Living, LLC
100%
Newton Square Assisted Living, L.L.C.
100%
Wilmington Assisted Living, LLC
99% LP
AL U.S./Bonita Senior Housing, L.P.
1% GP
99% LP
AL U.S./LaPalma Senior Housing, L.P.
1% GP
99% LP
AL U.S./LaJolla Senior Housing, L.P.
1% GP
99% LP
AL U.S./Sacramento Senior Housing, L.P.
1% GP

AL US DEVELOPMENT

Sunrise Senior Living Investments, Inc.
100%
AL US Development Venture, LLC
AL U.S. Pool Three, LLC
100%
AL California GP-III, LLC
100%
99% LP
1% GP
AL U.S./GP Woods II Senior Housing, LLC
AL U.S./Playa Vista Senior Housing, L.P.

AL US DEVELOPMENT

Sunrise Senior Living Investments, Inc.
100%
AL US Development Venture, LLC
AL U.S. Pool Two, LLC
100%
AL California GP-II, LLC
100%
G.P. Woods Assisted Living, LLC
99% LP
AL U.S./Huntington Beach Senior Housing, L.P.
1% GP
99% LP
AL U.S./San Gabriel Senior Housing, L.P.
1% GP
99% LP
AL U.S./Seal Beach Senior Housing, L.P.
1% GP
99% LP
AL U.S./Studio City Senior Housing, L.P.
1% GP
99% LP
AL U.S./Woodland Hills Senior Housing, L.P.
1% GP

Exhibit 5.21

Accounts

1.	Operating Account: Account No. **** at KeyBank.

2.	FF&E Reserve Account: Account No. **** at KeyBank.

3.	Liquidity Reserve Account: Account No. **** at KeyBank.

The portions of this document marked with “****” have been omitted pursuant to a confidential treatment request. The omitted portions have been filed separately with the Securities and Exchange Commission.

Exhibit 6.07

Insurance Requirements

Borrower shall, and will cause Guarantors to, secure, pay for and maintain without interruption, at its own expense, the following insurance policies including all specified coverages and limits during the term of this Loan Agreement:

A.

PROPERTY INSURANCE - Borrower and Guarantors shall maintain a Special Causes of Loss (“All Risk” ISO Form or Equivalent) perils policy covering the buildings and improvements, and any other permanent structures for one hundred percent (100%) of the actual replacement cost. The policy shall also provide a sub limit of Twenty-five Million Dollars ($25,000,000) for the peril of Earthquake and a sublimit of Twenty-five Million Dollars ($25,000,000) for the peril of Flood in Zone “A” (In addition to maximum Federal Flood limit), and a limit of Twenty-five Million Dollars ($25,000,000) for the peril of Flood outside of Zone A. Upon the request of Mortgagee, replacement cost for insurance purposes will be established by an independent appraiser mutually selected by Borrower and the Administrative Agent. The policy will include Agreed Amount (waiving co-insurance), Replacement Cost Valuation and Building Ordinance coverages. The policy will include a standard Mortgagee Clause (ISO Form or Equivalent, i.e. Borrower’s acts will not impair Lenders’ right to recover, exclusive payment of loss to the Administrative Agent and automatic cancellation notice to the Administrative Agent). The policy will require that all losses in excess One Million Dollars ($1,000,000) will be adjusted with the Administrative Agent. The Mortgagor(s) waives any and all rights of subrogation against Mortgagee.

B.

PERSONAL PROPERTY (including machinery, equipment, furniture, fixtures, stock)— Borrower and Guarantors shall maintain a Special Causes of Loss perils Property policy for all Personal Property owned, leased or for which they are legally liable. The policy will include a Lender’s Loss Payable endorsement in favor of the Administrative Agent (ISO Form CP1218 or Equivalent).

The policy providing Real Property and Personal Property coverages, as specified in Sections (A) and (B) above, may include a deductible of no more than One Hundred Thousand Dollars ($100,000), provided that Earthquake, Flood, Named Storm Flood (Tier 1), and Named Windstorm (Tier 1 Florida) deductibles can not be greater than 5% of the insurable values for individual locations, subject to a minimum of $250,000 per occurrence except Flood Zone A which may have a minimum deductible equal to the maximum limits available in the NFIP.

C.

BUSINESS INCOME/RENTS/EXTRA EXPENSE - Borrower and Guarantors shall maintain combined Business Income or Rents/Extra Expense coverage with a limit representing no less than one hundred percent (100%) of the projected annual net profit plus continuing expenses (including debt service) or gross rents including all tenant charges of not less than one year for the operation. Such coverage shall include extensions for Off Premises Power losses ($1,000,000) and an Extended Period of Indemnity of at least one hundred and eighty (180) days endorsements. These coverages may have a deductible of Forty-eight (48) Hours, or One Hundred Thousand Dollars ($100,000), if a separate deductible applies. The policy shall be endorsed to include the Mortgagee as a Lender Loss Payee.

Real, Personal Property and Business Income/Rents coverages may be written on a Blanket, Loss Limit or Specific basis but, the limit of coverage must be sufficient to cover one hundred percent (100%) of the values required under this agreement. All Property coverage including Real Property, Personal Property and Business Income (Rents) cannot include any exclusions/limitations regarding coverage for Terrorism or Terrorist Acts.

D.

BOILER AND MACHINERY - Borrower and Guarantors shall maintain a Boiler and Machinery policy for the operations/facilities written on a Comprehensive Form with a combined direct and indirect limit of no less than Twenty-Five Million Dollars ($25,000,000). The policy shall include a Standard Mortgagee endorsement. The policy shall include extensions for Agreed Amount (waiving co-insurance) and Replacement Cost Valuation. The policy may contain deductibles of no greater than Twenty-five Thousand Dollars ($25,000) direct and Forty-eight (48) Hours indirect.

E.

COMMERCIAL GENERAL LIABILITY (2000 ISO Form or Equivalent) - Borrower and Guarantors shall maintain a Commercial General Liability policy with a One Million Dollar ($1,000,000) each occurrence and aggregate limit for bodily injury and property damage, including Products Liability/Completed Operations, Personal/Advertising Injury, Contractual Liability and all standard policy form extensions. The policy may be written on an “occurrence form” or a “claims made” form, provided that, if written on a “claims made” form, Borrower and Guarantors agree to maintain such insurance for the period of time that its business operations continue and further provided that, if such “claims made” coverge is terminated, Borrower and Guarantors will purchase so-called “tail” or extended reporting period coverage for a period of at least three (3) years following termination of the loan. The policy will include an extension for Sexual Abuse & Molestation coverage. The policy will include coverage for property damage or injury caused by mold. Alternatively, mold coverage may be provided through a separate environmental liability policy.

The policy shall be endorsed to include HSH Nordbank, AG, acting through its New York Branch as an Additional Insured. Definition of Additional Insured shall include all Officers, Directors, Employees, Agents and Representatives of the additional insured. The coverage for additional insured shall apply on a primary basis irrespective of any other insurance whether collectible or not (ISO Endorsement Form CG 20 26 11 85 Additional Insured - Designated Person or Organization or equivalent).

F.

PROFESSIONAL LIABILITY - Borrower and Guarantors shall maintain a Professional Liability policy covering all acts, errors & omissions in providing Healthcare Services to any person with a limit of not less than Ten Million dollars ($10,000,000) each loss and Ten Million Dollars ($10,000,000) in the aggregate, which can be a combination of primary and excess limits. The deductible under this policy shall be no greater than $250,000. Alternatively, this coverage can be provided as an endorsement to the General Liability coverage under Section (E) above.

G.

AUTOMOBILE - Borrower and Guarantor shall maintain a comprehensive Automobile Liability Insurance Policy written under coverage “Symbol 1”, providing at least a One Million Dollar ($1,000,000) combined single limit for bodily injury and property damage covering all owned, non-owned and hired vehicles of the Borrower and Guarantors.

H.

WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE - Borrower and Guarantors shall maintain a standard Workers Compensation policy meeting all statutory requirements covering the state where the company is operating, including Employers Liability coverage subject to a limit of no less than Five Hundred Thousand Dollars ($500,000) each employee, Five Hundred Thousand Dollars ($500,000) each accident, Five Hundred Thousand Dollars ($500,000) policy limit.

I.

UMBRELLA - An Umbrella policy shall be purchased with a limit of not less than Fifty Million Dollars ($50,000,000) providing Excess coverage over all limits and coverages indicated in paragraphs (e), (f) and (g) above. The limits can be obtained by a combination of Primary and Excess Umbrella policies, provided that all layers follow form with the underlying policies indicated in (e), (f) and (g) above. This policy shall be endorsed to include HSH Nordbank AG, New York Branch as an Additional Insured in the same manner as set forth under Section (E) above.

All policies of insurance indicated above shall be written with insurance companies approved to do business in the applicable state and shall be rated no lower than “A X” in the most recent edition of A.M. Best’s and “A-” in the most recent edition of Standard & Poor’s or such other carrier acceptable to Administrative Agent at its sole discretion. In the event of a cancellation, non-renewal or material modification, Borrower and Guarantors shall provide HSH Nordbank AG, acting through its New York Branch, thirty (30) days prior written notice by certified mail, return receipt requested. The Borrower shall furnish HSH Nordbank AG, acting through its New York Branch with Declaration Pages of each policy, copies of policy endorsements including HSH Nordbank AG, acting through its New York Branch as Mortgagee, Lender’s Loss Payable and Additional Insured (as soon as such documentation is reasonably available) and Certificates of Insurance and binders of insurance if Declaration Pages and specified policy endorsements are not yet available, executed by an authorized agent evidencing compliance with all insurance provisions discussed above prior to closing and on an annual basis prior to the expiration of each policy thereafter. The Borrower and Guarantors shall document that all said policies are paid in full as of the closing date and annually for each renewal period. All documentation and other notices related to the insurance program shall be delivered to HSH Nordbank AG, acting through its New York Branch concurrently with the delivery of such certificates or notices to such carrier or to Mortgagors, or any of them, as applicable.

Any other insurance reasonably requested by Borrower and Guarantors in such amounts and covering such risks as may be reasonably required and customary for the operation/facility of the Borrower and Guarantors. Approval of any insurance by the Administrative Agent shall not be a representation of the solvency of any insurer or sufficiency of any coverage required under this agreement. All requirements set forth under Section 6.07 are considered minimums in terms of the purchase and maintenance of insurance under this agreement.

Exhibit 7.03(b)

Minimum Release Payments

Property Company	Facility	Allocated Loan Amount	Disposition Amount
AL U.S./Bonita Senior Housing, L.P.	Sunrise Assisted Living of Bonita	$18,360,167.78	$20,196,184.56
AL U.S./GP Woods II Senior Housing, LLC	Sunrise on Vernier	$8,944,583.66	$9,839,042.03
AL U.S./Huntington Beach Senior Housing, L.P.	Sunrise of Huntington Beach	$32,682,531.73	$35,950,784.90
AL U.S./LaJolla Senior Housing, L.P.	Sunrise Assisted Living of La Jolla	$26,297,116.46	$28,926,828.11
AL U.S./LaPalma Senior Housing, L.P	Sunrise Assisted Living at La Palma	$11,203,525.62	$12,323,878.18
AL U.S./Playa Vista Senior Housing, L.P.	Sunrise of Playa Vista	$27,225,602.37	$29,948,162.61
AL U.S./Sacramento Senior Housing, L.P.	Sunrise Assisted Living of Sacramento	$17,247,034.53	$18,971,737.98
AL U.S./San Gabriel Senior Housing, L.P.	Sunrise Assisted Living at San Marino	$17,348,162.81	$19,082,979.09
AL U.S./Seal Beach Senior Housing, L.P.	Sunrise of Seal Beach	$60,000,000.00	$66,000,000.00
AL U.S./Studio City Senior Housing, L.P.	Sunrise Assisted Living of Studio City	$25,963,831.94	$28,560,215.13
AL U.S./Woodland Hills Senior Housing, L.P.	Sunrise Assisted Living of Woodland Hills	$16,326,003.99	$17,958,604.39
Boulder Assisted Living, L.L.C.	Sunrise Assisted Living of Boulder	$27,387,807.10	$30,126,587.81
G.P. Woods Assisted Living, LLC	Grosse Pointe Woods	$24,783,773.66	$27,262,151.03
Newtown Square Assisted Living, L.L.C.	Sunrise of Newton Square	$14,000,000.00	$15,400,000.00
Wilmington Assisted Living, L.L.C.	Sunrise Assisted Living of Wilmington	$12,019,944.63	$13,221,939.09

TOTAL:		$339,790,086.29	$373,769,094.91